Exhibit 4.1
TRUST DEED
DATED MARCH 7, 2023

WYNN MACAU, LIMITED
and
DB TRUSTEES (HONG KONG) LIMITED
constituting US$600,000,000 4.50 per cent. Convertible Bonds due 2029 convertible into ordinary shares of Wynn Macau, Limited

CONTENTS
Clause

1. DEFINITIONS	3
2. COVENANT TO REPAY AND TO PAY INTEREST ON THE Bonds	8
3. FORM AND ISSUE OF BONDS	10
4. FEES, DUTIES AND TAXES	14
5. COVENANT OF COMPLIANCE	14
6. COVENANTS RELATING TO THE CONVERSION RIGHTS	15
7. ADJUSTMENTS TO THE CONVERSION PRICE	18
8. CANCELLATION OF BONDS AND RECORDS	20
9. ENFORCEMENT	21
10. [RESERVED]	21
11. APPLICATION OF MONEYS	22
12. NOTICE OF PAYMENTS	22
13. [RESERVED]	22
14. PARTIAL PAYMENTS	22
15. COVENANTS BY THE ISSUER	22
16. REMUNERATION AND INDEMNIFICATION OF TRUSTEE	26
17. SUPPLEMENT TO TRUSTEE ACTS	27
18. TRUSTEE’S LIABILITY	33
19. TRUSTEE CONTRACTING WITH THE ISSUER	33
20. MODIFICATION AND WAIVER	34
21. ENTITLEMENT TO TREAT HOLDER AS ABSOLUTE OWNER	34
22. SUBSTITUTION	34
23. CURRENCY INDEMNITY	35
24. NEW TRUSTEE	36
25. TRUSTEE’S RETIREMENT AND REMOVAL	36
26. TRUSTEE’S POWERS TO BE ADDITIONAL	37
27. NOTICES	37
28. GOVERNING LAW	38
29. SUBMISSION TO JURISDICTION	38
30. COUNTERPARTS	38
31. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999	39
SCHEDULE 1
PART A FORM OF REGULATION S GLOBAL CERTIFICATE
PART B FORM OF RULE 144A GLOBAL CERTIFICATE
PART C FORM OF REGULATION S DEFINITIVE CERTIFICATE
PART D FORM OF RULE 144A DEFINITIVE CERTIFICATE
SCHEDULE 2
TERMS AND CONDITIONS OF THE BONDS
SCHEDULE 3
REGISTER AND TRANSFER OF BONDS
SCHEDULE 4
PROVISIONS FOR MEETINGS OF THE HOLDERS
SCHEDULE 5
FORM OF AUTHORISED SIGNATORIES CERTIFICATE
SIGNATORIES

THIS TRUST DEED is made on March 7, 2023
BETWEEN:
(1)WYNN MACAU, LIMITED, a company incorporated with limited liability under the laws of the Cayman Islands and having its registered office at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Issuer”); and
(2)DB TRUSTEES (HONG KONG) LIMITED, whose principal office is at Level 60, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong (the “Trustee”, which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Bondholders (as defined below).
WHEREAS:
(A)By a resolution of the board of directors of the Issuer passed on February 28, 2023, the Issuer has resolved to issue US$600,000,000 4.50 per cent. Convertible Bonds due 2029 to be constituted by this Trust Deed.
(B)The Bonds will be in registered form without coupons.
(C)The Trustee has agreed to act as trustee of these presents for the benefit of the Bondholders upon and subject to the terms and conditions of these presents.
NOW THIS TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:
1.DEFINITIONS
1.1Terms defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed. In these presents unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings:
“Agency Agreement” means the agency agreement dated March 7, 2023 appointing the initial Paying Agents, the Principal Conversion Agent, the Registrar and/or the Transfer Agents in relation to the Bonds and any other agreement for the time being in force appointing Successor paying agents, Successor conversion agents, Successor registrars and/or Successor transfer agents in relation to the Bonds, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying, with the prior written approval of the Trustee, any of the aforesaid agreements in relation to the Bonds;
“Agents” means the Principal Paying Agent, the Principal Conversion Agent, the Registrar, other Paying Agents and the Transfer Agents appointed under the Agency Agreement, at their specified offices, and their Successors;
“Applicable Law” means any law or regulation in a competent jurisdiction including, but not limited to:
(a)any statute or regulation;
(b)any rule or practice of any Authority by which any party to this Trust Deed is bound or with which any such party is accustomed to comply;
(c)any agreement between any Authorities; and
(d)any customary agreement between any Authority and any party to this Trust Deed;
“Appointee” means any attorney, manager, agent, delegate, nominee, custodian, receiver or other person appointed with due care by the Trustee under these presents;
“Auditors” means the independent auditors for the time being of the Issuer or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of these presents, such other firm of accountants or such financial advisors as may be nominated by the Issuer;
“Authorised Signatory” means any person who (a) is a director or company secretary, or (b) has been notified by the Issuer in writing to the Trustee as being duly authorised by the board of directors of the Issuer to provide certificates in relation to the Bonds;
“Authority” means any competent regulatory, prosecuting, Tax or governmental authority in the relevant jurisdiction;
“Bonds” means the securities in registered form comprising up to US$600,000,000 4.50 per cent. convertible bonds due 2029 convertible into ordinary shares of the Issuer hereby constituted or the principal amount thereof for the time being outstanding and unless the context requires otherwise, any additional Bonds issued in accordance with Condition 15 and consolidated and forming a single series therewith, or, as the context may require, a specific number thereof and includes any replacements for Bonds issued pursuant to Condition 14;
“Bondholder”, “holder of the Bonds” or, in respect of a Bond, “holder” means a person in whose name a Bond is registered in the register of holders of the Bonds (or, in the case of joint holders, the first named thereof);
“Certificate” means a certificate representing one or more Bonds and includes any replacement Certificate issued pursuant to the Conditions and, save as provided in the Conditions, comprising a Bondholder’s registered holding;
“Code” means the U.S. Internal Revenue Code of 1986, as amended;
“Conditions” means the Conditions in the form set out in Schedule 2 as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Bonds be construed accordingly;
“Definitive Certificates” means the certificates in definitive, fully registered form substantially in the forms set out in Part C or Part D of Schedule 1;
“DTC” means The Depository Trust Company, a subsidiary of the Depository Trust & Clearing Corporation, a New York corporation, or any successor securities clearing agency;
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;
“Extraordinary Resolution” has the meaning set out in paragraph 1 of Schedule 4;
“FATCA Withholding” means any withholding or deduction required pursuant to an agreement described in section 1471(b) of the Code, or otherwise imposed pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or any law implementing an intergovernmental approach thereto;
“Fiscal Year” means a period commencing on 1 January and ending on the succeeding 31 December provided that if the Issuer shall change its financial year so as to end on a date other than 31 December, the foregoing shall be amended as necessary;
“Global Certificates” means the Regulation S Global Certificates and the Rule 144A Global Certificates, issued in respect of all the Bonds, substantially in the forms set out in Part A and Part B of Schedule 1;
“Hong Kong Stock Exchange” means The Stock Exchange of Hong Kong Limited;
“Liability” means any loss, damage, cost, fee, charge, claim, demand, penalty, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

“non-assessable”, in relation to securities, including the Shares, means that, when issued, those securities are not subject to any further calls by the Issuer for, or any other provisions which could require, further payments or contributions from their holders;
“outstanding” means, in relation to the Bonds, all the Bonds issued except (i) those which have been redeemed in accordance with the Conditions, (ii) those in respect of which the date for redemption has occurred and the redemption moneys (including premium, if any), all accrued and unpaid interest on such Bonds to the date for such redemption (if any) and any interest payable under the Conditions after such date (if any) have been duly paid to the Trustee or the Principal Agent as provided in Clause 2 and remain available for payment in accordance with the Conditions, (iii) those which have become void or in respect of which claims have become prescribed, (iv) those which have been purchased and cancelled as provided in the Conditions, (v) those in respect of which the Conversion Right has been duly exercised and discharged (and, for the avoidance of doubt, a Bond in respect of which a Conversion Date has occurred shall be deemed to remain outstanding until the Conversion Right has been satisfied and discharged even if the holder is removed from the register of Bondholders during the conversion process), and (vi) the Bonds represented by any Global Certificate to the extent that it shall have been exchanged for another Global Certificate or for Definitive Certificates; provided that for the purposes of (a) ascertaining the right to attend and vote at any meeting of the Bondholders, to give directions to the Trustee or to participate in any written resolution or Electronic Consent, (b) the determination of how many Bonds are outstanding for the purposes of Clause 13, Conditions 10, 14 and 15 and Schedule 4, and (c) the exercise of any discretion, power or authority whether contained in this Trust Deed or provided by law, which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders, those Bonds which are beneficially held by or on behalf of the Issuer or any of its Subsidiaries and not cancelled shall be deemed not to remain outstanding;
provided that for each of the following purposes, namely:
(i)the right to attend and vote at any meeting of the Bondholders or any of them, an Extraordinary Resolution in writing or an Ordinary Resolution in writing as envisaged by paragraph 1 of Schedule 4 and any direction or request by the holders of the Bonds;
(ii)the determination of how many and which Bonds are for the time being outstanding for the purposes of sub-Clause 10.1, Conditions 10 and 13 and paragraphs 4, 7 and 9 of Schedule 4;
(iii)any discretion, power or authority (whether contained in these presents or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders or any of them; and
(iv)the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Bondholders or any of them, those Bonds (if any) which are for the time being held by or on behalf of or for the benefit of the Issuer, any Subsidiary of the Issuer, any holding company of the Issuer, any other Subsidiary of any such holding company, in each case as beneficial owner, shall be deemed not to remain outstanding;
“Paying Agents” means the several institutions (including where the context permits the Principal Paying Agent) at their respective specified offices initially appointed as paying agents in relation to the Bonds by the Issuer pursuant to the Agency Agreement and/or, if applicable, any Successor paying agents in relation to the Bonds;
“Potential Event of Default” means an event or circumstance which would with the giving of notice and/or the lapse of time and/or the issuing of a certificate become an Event of Default;

“Principal Paying Agent” means the institution at its specified office initially appointed as principal paying agent in relation to the Bonds by the Issuer pursuant to the Agency Agreement or, if applicable, any Successor principal paying agent in relation to the Bonds;
“Purchase Agreement” means the purchase agreement between the Issuer, Deutsche Bank AG, Hong Kong Branch, Moelis & Company LLC, Goldman Sachs (Asia) L.L.C., Merrill Lynch (Asia Pacific) Ltd., Bank of China Limited, Macau Branch, Industrial and Commercial Bank of China (Macau) Limited, United Overseas Bank Limited, Hong Kong Branch, SMBC Nikko Securities America, Inc., Scotia Capital (USD) Inc., BNP Paribas Securities (Asia) Limited, Bank of Communications Co., Ltd. Macau Branch and Banco Nacional Ultramarino, S.A., dated March 2, 2023;
“Registrar” means the institution at its specified office initially appointed as the registrar in relation to the Bonds by the Issuer pursuant to the Agency Agreement or, if applicable, any Successor registrar in relation to the Bonds;
“Regulation S” means Regulation S under the Securities Act;
“Regulation S Definitive Certificates” means the Certificates in definitive, fully registered form substantially in the form set out in Part C of Schedule 1;
“Regulation S Global Certificate” means any global Certificate in fully registered form substantially in the form set out in Part A of Schedule 1 and includes any replacement for any Regulation S Global Certificate issued pursuant to Condition 14;
“Regulation S Bonds” means the Bonds offered and sold to “non-U.S. persons” (within the meaning of Regulation S) in “offshore transactions” (within the meaning of Regulation S) outside the United States in compliance with Regulation S;
“repay”, “redeem” and “pay” shall each include both the others and cognate expressions shall be construed accordingly;
“Restricted Securities” shall have the meaning specified in Clause 3.4;
“Rule 144A” means Rule 144A under the Securities Act;
“Rule 144A Definitive Certificates” means the Certificates in definitive, fully registered form substantially in the form set out in Part D of Schedule 1;
“Rule 144A Global Certificate” means any global Certificate in fully registered form, substantially in the form set out in Part B of Schedule 1 and includes any replacement for any Rule 144A Global Certificate issued pursuant to Condition 14;
“Rule 144A Bonds” means the Bonds offered and sold within the United States in reliance on Rule 144A to persons who are “qualified institutional buyers” (as defined in Rule 144A);
“Securities Act” means the U.S. Securities Act of 1933, as amended;
“Shares” means (a) shares of the class of share capital of the Issuer which, at the date of this Trust Deed, are designated as ordinary shares with full voting rights, together with shares of any class or classes resulting from any subdivision, consolidation or re-classification of those shares, which as between themselves have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation or dissolution of the Issuer, and (b) fully-paid and non-assessable shares of any class or classes of the share capital of the Issuer authorised after the date of this Trust Deed which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation or winding-up of the Issuer; provided that, subject to the provisions of Condition 4(B), shares to be issued on a conversion of Bonds and the expression Shares when used in Clauses 6(a), 6(b), and 6(f) shall mean only Shares as defined in clause (a) above;

“Subsidiary” has the meaning set out in Condition 4;
“Successor” means, in relation to the Agents, any successor to any one or more of them in relation to the Bonds which shall become such pursuant to the provisions of these presents or the Agency Agreement (as the case may be) and/or such other or further agents in relation to the Bonds as may (with the prior approval of, and on terms previously approved by, the Trustee in writing) from time to time be appointed as such, and/or, if applicable, such other or further specified offices (in the former case being within the same place as those for which they are substituted) as may from time to time be nominated, in each case by the Issuer and (except in the case of the initial appointments and specified offices made under and specified in the Conditions and/or the Agency Agreement, as the case may be) notice of whose appointment or, as the case may be, nomination has been given to the Bondholders pursuant to sub-Clause 15(l) in accordance with Condition 17;
“Tax” means any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any Authority having power to tax;
“these presents” means this Trust Deed and the Schedules and any trust deed supplemental hereto and the Schedules (if any) thereto and the Bonds and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained;
“Transfer Agents” means the institutions at their respective specified offices initially appointed as transfer agents in relation to the Bonds by the Issuer pursuant to the Agency Agreement and/or, if applicable, any Successor transfer agents in relation to the Bonds;
“Trust Corporation” means a corporation entitled by rules made under the Public Trustee Act 1906 or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee;
“Trustee Acts” means the Trustee Act 1925 and the Trustee Act 2000;
words denoting the singular shall include the plural and vice versa;
words denoting one gender only shall include the other genders; and
words denoting persons only shall include firms and corporations and vice versa;
1.2
(a)    All references in these presents to principal and/or premium and/or interest in respect of the Bonds or to any moneys payable by the Issuer under these presents shall be deemed to include, in the case of amounts of principal and/or premium payable, a reference to any specific redemption price (as defined in the relevant Conditions) and, in any case, a reference to any additional amounts which may be payable under Condition 7.
(b) All references in these presents to “Dollars” or the sign “US$” shall be construed as references to the lawful currency for the time being of the United States of America.
(c) All references in these presents to any statute or any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such modification or re-enactment.
(d) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

(e) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.
(f) All references in these presents to taking proceedings against the Issuer shall be deemed to include references to proving in the insolvency (including the corporate insolvency resolution process) or winding up of the Issuer.
(g) All references in these presents to DTC shall be deemed to include references to any other clearing system as is selected by the Issuer and notified to the Trustee.
(h) In this Trust Deed references to Schedules, clauses, sub-clauses, paragraphs and sub-paragraphs shall be construed as references to the Schedules to this Trust Deed and to the clauses, sub-clauses, paragraphs and sub-paragraphs of this Trust Deed respectively.
(i) In these presents tables of contents and clause headings are included for ease of reference and shall not affect the construction of these presents.
(j) All references in these presents to the Bonds being “listed” or “having a listing” shall, in relation to the Hong Kong Stock Exchange, be construed to mean that the Bonds have been admitted for listing on the Hong Kong Stock Exchange and all references in these presents to “listing” or “listed” shall include references to “quotation” and “quoted”, respectively.
2.COVENANT TO REPAY AND TO PAY INTEREST ON THE BONDS
2.1[Reserved]
2.2The Issuer covenants with the Trustee that it will on any date when the Bonds or any of them become due to be redeemed in accordance with the Conditions unconditionally pay or procure to be paid to or to the order of the Trustee in Dollars in immediately available funds the principal amount of the Bonds becoming due for redemption or repayment on that date together with any applicable interest or premium and will (subject to the Conditions) until such payment (both before and after judgment, if any, of a competent court) unconditionally so pay to or to the order of the Trustee interest in Dollars on the principal amount of the Bonds outstanding as set out in the Conditions provided that:
(a)every payment of any sum due in respect of the Bonds made to or to the order of the Principal Paying Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant Bondholders under the Conditions; and
(b)in any case where payment of principal or premium (if any) is not made to the order of the Principal Paying Agent as provided in the Agency Agreement on or before the due date or pursuant to Condition 10, interest shall continue to accrue on the principal amount of the Bonds and shall accrue on such premium (if any) (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Trustee determines to be the date on and after which payment is to be made to the Bondholders in respect thereof as stated in a notice given to the Bondholders in accordance with Condition 17 (such date to be not later than 14 days after the day on which the whole of such principal amount and premium (if any), together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Trustee or, as the case may be, the Principal Paying Agent); and
(c)in any case where payment of the whole or any part of the principal amount of or premium (if any) on any Bond is improperly withheld or refused (other than in circumstances contemplated by proviso (b) above and provided that the relevant Bond is duly presented (if required)) interest shall accrue on that principal amount or premium payment of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which (upon further presentation of the relevant Bond, if required) payment of the full amount (including interest as aforesaid) in Dollars payable in respect of such Bond is made or (in respect of the payment of the principal amount and if earlier) the seventh day after notice is given to the relevant Bondholder (either individually or in accordance with Condition 17) that the full amount (including interest as aforesaid) in Dollars payable in respect of such Bond is available for payment, provided that, upon further presentation thereof being duly made, such payment is made.
The Trustee will hold the benefit of this covenant on trust for the Bondholders and itself in accordance with these presents.
TRUSTEE’S REQUIREMENTS REGARDING PAYING AGENTS
2.3At any time after an Event of Default or a Potential Event of Default shall have occurred and be continuing or the Trustee shall have received any money which it proposes to pay under Clause 11 to the Bondholders, the Trustee may:
(a)by notice in writing to the Issuer and the Agents require the Agents, until notified in writing by the Trustee to the contrary, so far as permitted by any Applicable Law and pursuant to the Agency Agreement:
(i)to act thereafter as Agents of the Trustee in relation to payments to be made by or on behalf of the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Agency Agreement (with such consequential amendments as the Trustee shall deem necessary and save that the Trustee’s liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Agents shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents relating to the Bonds and available for such purpose) and thereafter to hold all Bonds and all sums, documents and records held by them in respect of the Bonds on behalf of the Trustee; or
(ii)to deliver all Certificates and all sums, documents and records held by them in respect of the Bonds to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Agent is obliged not to release by any law or regulation; and/or
(b)by notice in writing to the Issuer require it to make all subsequent payments in respect of the Bonds to or to the order of the Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Issuer and until such notice is withdrawn proviso (a) to sub-Clause 2.2 shall cease to have effect.
FURTHER ISSUES
2.4
(a)    Subject to Condition 15, the Issuer shall be at liberty from time to time (but subject always to the provisions of these presents) without the consent and notice of the Bondholders to create and issue further securities (in registered form) ranking pari passu in all respects (or in all respects save for the issue date, the issue price and the first payment of interest thereon), and so that the same shall be consolidated and form a single series, with the Bonds and/or the further securities of any series.
(b) Any further securities which are to be created and issued pursuant to the provisions of paragraph 2.4(a) so as to form a single series with the Bonds and/or the further securities of any series shall be constituted by a trust deed supplemental to this Trust Deed and any other further securities which are to be created and issued pursuant to the provisions of paragraph 2.4(a) may be constituted by a trust deed supplemental to this Trust Deed. In any such case the Issuer shall prior to the issue of any further securities to be so constituted execute and deliver to the Trustee a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted accordingly) containing a covenant by the Issuer in the form mutatis mutandis of sub-Clause 2.2 in relation to the principal, premium (if any) and interest in respect of such further securities and such other provisions (whether or not corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require including making such consequential modifications to this Trust Deed as the Trustee shall require in order to give effect to such issue of further securities.
(c)A memorandum of every such supplemental trust deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer on their duplicates of this Trust Deed.
(d)Whenever it is proposed to create and issue any further securities the Issuer shall give to the Trustee not less than 10 Business Days’ notice in writing of its intention so to do stating the amount of further securities proposed to be created and issued. For the purposes of this sub-Clause, “Business Day” means a day on which commercial banks and foreign exchange markets are open for business in Hong Kong and New York City and the city in which the specified office of the Principal Paying Agent is located.
3.FORM AND ISSUE OF BONDS
3.1The Regulation S Global Certificates: The Regulation S Bonds will initially be represented by one or more Regulation S Global Certificates in registered form in the aggregate principal amount of US$400,000 which shall be deposited with Deutsche Bank Trust Company Americas as custodian for, and registered in the name of Cede & Co. as nominee of, DTC. The Regulation S Global Certificates shall be printed or typed in the form or substantially in the form set out in Part A of Schedule 1.
3.2The Rule 144A Global Certificates: The Rule 144A Bonds will initially be represented by one or more Rule 144A Global Certificates in registered form in the aggregate principal amount of US$599,600,000 which shall be deposited with Deutsche Bank Trust Company Americas as a custodian for, and registered in the name of Cede & Co. as nominee of, DTC. The Rule 144A Global Certificates shall be printed or typed in the form or substantially in the form set out in Part B of Schedule 1.
3.3The Definitive Certificates: Definitive Certificates shall not be issued except in the limited circumstances provided in the relevant Global Certificate. If issued, such Definitive Certificates shall be substantially in the forms set out in Part C or Part D of Schedule 1.
3.4Legends on the Bonds
Every Bond represented by a Global Certificate or a Definitive Certificate that bears or is required under this Clause 3.4 to bear the legend set forth in this Clause 3.4 (together with the Shares delivered upon conversion of the Bonds that are required to bear the legend set forth in this Clause 3.4, collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Clause 3.4 (including the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Issuer, and the Bondholder of each such Restricted Security, by such Bondholder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Clause 3.4, the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.
Until the date (the “Resale Restriction Termination Date”) that is the later of (1) the date that is one year after the last date of original issuance of the Rule 144A Bonds, or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, any Certificate evidencing Rule 144A Bonds (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form (unless such Bonds have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 under the Securities Act or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Issuer in writing, with notice thereof to the Trustee):

THIS BOND AND THE SHARES DELIVERED UPON THE CONVERSION OF THE BONDS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF WYNN MACAU, LIMITED (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE ON WHICH THE ISSUER INSTRUCTS THE TRUSTEE THAT THIS RESTRICTIVE LEGEND SHALL BE DEEMED REMOVED (WHICH INSTRUCTION IS EXPECTED TO BE GIVEN ON OR ABOUT THE ONE-YEAR ANNIVERSARY OF THE ISSUANCE OF THIS BOND) RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE TRUST DEED CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS BOND IN VIOLATION OF THE FOREGOING RESTRICTIONS.

In addition, any such Certificate that is a Global Certificate registered in the name of a nominee of DTC shall shall bear a legend in substantially the following form, unless otherwise agreed by the Issuer in writing, with notice thereof to the Trustee:

UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY REGISTERED NOTE ISSUED IN EXCHANGE FOR THIS GLOBAL BOND OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS GLOBAL BOND MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THIS GLOBAL BOND, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THIS LEGEND. BENEFICIAL INTERESTS IN THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THIS LEGEND.
Any Certificate evidencing Regulation S Bonds shall bear a legend in substantially the following form (unless such Bonds have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or unless otherwise agreed by the Issuer in writing, with notice thereof to the Trustee):
THIS BOND AND THE SHARES DELIVERED UPON THE CONVERSION OF THE BONDS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF WYNN MACAU, LIMITED (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS BOND (OR ANY PREDECESSOR OF THIS BOND) RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF,

(B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE TRUST DEED CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS BOND IN VIOLATION OF THE FOREGOING RESTRICTIONS.
In addition, any such Certificate that is a Global Certificate registered in the name of a nominee of DTC shall shall bear a legend in substantially the following form, unless otherwise agreed by the Issuer in writing, with notice thereof to the Trustee:

UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY REGISTERED NOTE ISSUED IN EXCHANGE FOR THIS GLOBAL BOND OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS GLOBAL BOND MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THIS GLOBAL BOND, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THIS LEGEND. BENEFICIAL INTERESTS IN THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THIS LEGEND.
3.5De-legending: Following the Resale Restriction Termination Date, in respect of each Certificate, the Issuer shall, at its own expenses, exchange such Certificate and execute or caused to be executed, and the Registrar shall authenticate and deliver, a new Certificate with identical authorized denomination and of a like tenor and aggregate principal amount and not bearing the restrictive legends required by Clause 3.4. Following the de-legending aforementioned, the Rule 144A Bonds and the Regulation S Bonds may be represented by one or more of the same Certificates with the same unrestricted CUSIP and ISIN numbers.

3.6Signature: The Global Certificates (and the Definitive Certificates, if issued) shall be signed manually or in facsimile by one or more Authorised Signatories of the Issuer in accordance with its memorandum and articles of association (or other organisational documents) or under any authority granted by the Issuer to act on its behalf in relation to the Bonds and authenticated manually or electronically by or on behalf of the Registrar. The Issuer may use a facsimile signature of a person who at the date of this Trust Deed is an Authorised Signatory even if at the time of issue of any Certificates (including the Global Certificates) he no longer holds that office. Bonds represented by Certificates (including the Global Certificates or the Definitive Certificates, if issued) so executed and authenticated will be binding and valid obligations of the Issuer.
3.7Issue: Issue and delivery of the Bonds shall be completed on the issue and delivery of the Global Certificates to the custodian referred to in Clause 3.1 and Clause 3.2 (or its representative) by, or at the order of, the Issuer and completion of the register of Bondholders by or on behalf of the Registrar.
3.8Entitlement to treat holder as owner: A Bondholder will (save as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as the absolute owner of a Bond registered in its name for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on or the theft or loss of the Certificate, if any, issued in respect of it) and no person will be liable for so treating such holder, and neither the Trustee nor any Agent shall be affected by any notice to the contrary. Title to the Bonds passes only by transfer and registration in the register of Bondholders.
4.FEES, DUTIES AND TAXES
4.1The Issuer will pay any stamp, issue, registration, documentary and other fees, costs, expenses, duties and similar Taxes, if any, payable on or in connection with (a) the execution and delivery of these presents, (b) the constitution and issue of the Bonds, (c) the deposit of Certificates and Conversion Notices for the conversion of Bonds and the issue and delivery of Shares following such deposit, except for the taxes and duties required to be paid by the Bondholders under Condition 6(B)(ii) and (d) any action taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Bondholder to enforce, or to resolve any doubt concerning, or for any other purpose in relation to, these presents. As between the parties, it is agreed that the Trustee shall not be liable to pay any such taxes and duties and shall not be concerned with, or obligated or required to enquire into, the sufficiency of any amount paid by the Issuer for this purpose and shall not be liable for any losses as a result of any non-payment by the Issuer. The Issuer will also pay, and further indemnify the Trustee and the Bondholders from and against all stamp, issue, registration, documentary, transfer or other similar Taxes, fees, and/or duties incurred (or paid) by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, (where entitled under Condition 12 to do so) the Bondholders to enforce the obligations of the Issuer under this Trust Deed or the Bonds, to resolve any doubt concerning this Trust Deed or the Bonds, or for any other purpose in relation to this Trust Deed.
4.2If payments of principal, premium or interest in respect of the Bonds by the Issuer shall become subject generally to the taxing jurisdiction of any territory or any political sub-division or any authority of or in that territory having power to tax other than or in addition to the Cayman Islands and Hong Kong or any such political sub-division or any such authority of or in such territory which imposes taxes, duties, assessments or governmental charges of whatever nature with respect to this Trust Deed or the Bonds then (a) the Issuer will immediately upon becoming aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a trust deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 9 with the substitution for, or (as the case may require) the addition to, the references in that Condition to the Cayman Islands or Hong Kong or references to that other or additional territory or political sub-division or any authority therein or thereof having the power to tax to whose taxing jurisdiction such payments have become subject as aforesaid, such supplemental trust deed also (where applicable) to modify Condition 8(B) so that such Condition shall make reference to the other or additional territory, any political sub-division and any authority therein or thereof having the power to tax.

5.COVENANT OF COMPLIANCE
The Issuer covenants with the Trustee that it will comply with and perform and observe all the provisions of these presents which are expressed to be binding on it. The Conditions shall be binding on the Issuer and the Bondholders. The Trustee shall be entitled to enforce the obligations of the Issuer under the Bonds as if the same were set out and contained in the trust deeds constituting the same, which shall be read and construed as one document with the Bonds but the Trustee shall not be bound to take any such proceedings or other steps or action unless (i) it shall have been so requested in writing by the holders of not less than 25 per cent. in principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution of the Bondholders and (ii) it shall have been indemnified and/or secured and/or pre-funded to its satisfaction. The Trustee will hold the benefit of this covenant upon trust for itself and the Bondholders according to its and their respective interests.
6.COVENANTS RELATING TO THE CONVERSION RIGHTS
The Issuer hereby undertakes to and covenants with the Trustee that so long as any Conversion Right is, or is capable of being or becoming, exercisable, the Issuer will, unless otherwise required by applicable laws and regulations:
(a)Availability of Shares
reserve, free from any other pre-emptive or other similar rights, out of its authorised but unissued ordinary share capital the full number of Shares liable to be issued on conversion of the Bonds (including as a result of any adjustments to the Conversion Price as set out in Condition 6(C) and Condition 6(D)) and will ensure that all Shares delivered on conversion of the Bonds will be duly and validly issued as fully-paid and non-assessable;
(b)Expenses
pay the expenses of the issue of, and all expenses of obtaining listing for, Shares arising on conversion of the Bonds other than as may be expressed to be payable by a Bondholder pursuant to Condition 6(B)(ii);

(c)Limited Issues of Shares
not issue or pay up any securities by way of capitalisation of profits or reserves unless, in any such case, it gives rise (except where such an adjustment is exempted under this Trust Deed) to an adjustment of the Conversion Price, other than (i) by the issue of fully-paid Shares to the Shareholders and other persons entitled to them, or (ii) by the issue of Shares paid up in full out of profits or reserves in accordance with applicable law and issued wholly, ignoring fractional entitlements, including Shares issued as a regular periodic stock dividend or in lieu of a cash dividend, or (iii) by the issue of fully-paid ordinary share capital (other than Shares) to the holders of ordinary share capital of the same class and other persons entitled thereto, subject in each case to the provisions of Condition 6(C);
(d)Limited Modification of Rights
not modify the rights attaching to the Shares with respect to voting, dividends or liquidation nor issue any other class of ordinary share capital carrying any rights which are more favourable than the rights attaching to Shares except for (a) preferred stock (being stock which carries no right to participate beyond a specified amount in the distribution) or (b) non-voting ordinary shares with preferential dividend rights, issued and to be issued by the Issuer from time to time but so that nothing in this Clause 6(d) shall prevent (i) a consolidation or subdivision of the Shares or the conversion of any Shares into stock or vice versa, or (ii) a modification to the rights attaching to the Shares which is not, in the opinion of an Independent Investment Bank, materially prejudicial to the interests of the Bondholders, (iv) the conversion of Shares into, or the issue of any Shares in, uncertificated form (or the conversion of Shares in uncertificated form to certificated form) or the amendment of the articles of association of the Issuer to enable title to securities of the Issuer (including Shares) to be evidenced and transferred without a written instrument or any other alteration to the articles of association of the Issuer made in connection with the matters described in this Clause 6(d) or which are supplemental or incidental to any of the foregoing (including amendments made to enable or facilitate procedures relating to such matters and amendments dealing with the rights and obligations of holders of securities (including Shares) dealt with under such procedures) or (v) any issue of ordinary share capital which results (or would, if the adjustment would be one per cent. or more of the Conversion Price then in effect, otherwise result) in an adjustment of the Conversion Price;
(e)Limited Grant of Rights
procure that no securities issued without rights to convert into or exchange or subscribe for Shares shall subsequently be granted such rights at a consideration per Share which is less than 95% of the Current Market Price per Share at close of business on the Trading Day last preceding the date of the announcement of the proposed inclusion of such rights unless the same gives rise (except where such an adjustment is exempted under this Trust Deed) to an adjustment of the Conversion Price and that at no time shall there be in issue Shares of differing nominal values;
(f)Authorised Signatory's Certificate
if an event happens as a result of which the Conversion Price may be adjusted pursuant to this Trust Deed, subject to Clause 7, as soon as practicable send the Trustee a certificate (on which the Trustee may rely absolutely, and shall incur no liability to any person for so relying) signed by an Authorised Signatory of the Issuer on behalf of the Issuer setting out the particulars of the event, whether an adjustment to the Conversion Price falls to be made and, if so, the adjusted Conversion Price and the date on which such adjustment takes effect, whether an amount falls to be carried forward pursuant to Clause 7.3 and if so the amount to be carried forward and in any case setting out such other information as the Trustee may require and the Issuer shall also cause a notice containing the same information to be sent to the Bondholders in accordance with Condition 17;

(g)Extend Offer
if an offer is made to all (or as nearly as may be practicable all) Shareholders (or all (or as nearly as may be practicable all) the Shareholders other than the offeror and/or any associate or associates of the offeror) to acquire all or a majority of the Shares and if such offer comes to the knowledge of the Issuer, give notice in writing of such offer to the Trustee and to the Bondholders in accordance with Condition 17 as soon as practicable stating that details concerning such offer may be obtained from the specified offices of the Agents and, where such an offer has been recommended by the Board of Directors of the Issuer or where such an offer has become or been declared unconditional in all respects, use its reasonable endeavours to procure that a like offer is extended to the Bondholders and the holders of any Shares issued during the period of the offer arising out of Conversion Rights;
(h)No Reduction of Issued Share Capital
not make any reduction of its ordinary share capital or any uncalled liability in respect thereof or of any share premium account or capital redemption reserve fund (except, in each case, as permitted by law);
(i)Closing of Register
unless so required by the Conditions and/or any applicable law, not close its register of shareholders or take any other action which prevents the transfer of its Shares generally, nor take any action which prevents the conversion of the Bonds or the issue of Shares in respect of them;
(j)Compliance with Conditions
comply with the Conditions;
(k)Notice of Change in Laws
promptly (and in any event within 14 days) upon becoming aware of any changes in applicable law or regulations affecting the conversion of the Bonds give notice to the Bondholders (in accordance with Condition 17) and the Trustee of such changes. The Trustee shall have no duty to monitor changes in applicable law or regulations and shall be entitled to conclusively rely upon certificates of the Issuer and shall have no liability to any person for not so monitoring and/or for so relying;
(l)Other Securities
procure that no securities of the Issuer (other than the Bonds) are converted into or exchanged by or on behalf of the Issuer for Shares and that no rights or warrants to subscribe for or purchase Shares are permitted by or on behalf of the Issuer to be exercised, otherwise in each case than in accordance with their terms of issue (except to the extent that any modification of the terms of issue is either taken into account by an adjustment to the Conversion Price of the Bonds or is such that it does not require to be taken into account by an adjustment to the Conversion Price of the Bonds or such terms are mandatorily amended by any change in applicable law or regulations); and
(m)Closed Periods
for the avoidance of doubt, Closed Periods (as defined in Condition 3(E)) will be limited to such periods specified in Condition 3(E).
7.ADJUSTMENTS TO THE CONVERSION PRICE
7.1The Conversion Price shall be adjusted by the Issuer as provided in Condition 6(C).
7.2For the purposes of any calculation of the consideration receivable by the Issuer pursuant to Conditions 6(C)(4), 6(C)(5), 6(C)(6), 6(C)(7), 6(C)(8) and 6(C)(9), the following provisions shall apply:
(a)in the case of the issue of Shares for cash, the consideration shall be the amount of such cash, provided that in no such case shall any deduction be made for any commissions or any expenses paid or incurred by the Issuer for any underwriting of the issue or otherwise in connection therewith;
(b)in the case of the issue of Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by an Independent Investment Bank or, if pursuant to applicable law of the Cayman Islands or Hong Kong such determination is to be made by application to a court of competent jurisdiction, as determined by such court or an appraiser appointed by such court, irrespective of the accounting treatment thereof;
(c)in the case of the issue (whether initially or upon the exercise of rights or warrants) of securities convertible into or exchangeable for Shares, the aggregate consideration receivable by the Issuer shall be deemed to be the consideration received by the Issuer for such securities and (if applicable) rights or warrants plus the additional consideration (if any) to be received by the Issuer upon (and assuming) the conversion or exchange of such securities at the initial conversion or exchange price or rate and (if applicable) the exercise of such rights or warrants at the initial subscription or purchase price (the consideration in each case to be determined in the same manner as provided in this Clause 7.2) and the consideration per Share receivable by the Issuer shall be such aggregate consideration divided by the number of Shares to be issued upon (and assuming) such conversion or exchange at the initial conversion or exchange price or rate and (if applicable) the exercise of such rights or warrants at the initial subscription or purchase price;
(d)in the case of the issue of rights or warrants to subscribe for or purchase Shares, the aggregate consideration receivable by the Issuer shall be deemed to be the consideration received by the Issuer for any such rights or warrants plus the additional consideration to be received by the Issuer upon (and assuming) the exercise of such rights or warrants at the initial subscription or purchase price (the consideration in each case to be determined in the same manner as provided in this

Clause 7.2) and the consideration per Share receivable by the Issuer shall be such aggregate consideration divided by the number of Shares to be issued upon (and assuming) the exercise of such rights or warrants at the initial subscription or purchase price;
(e)if any of the consideration referred to in any of the preceding paragraphs of this Clause 7.2 is receivable in a currency other than Hong Kong dollars, such consideration shall (in any case where there is a fixed rate of exchange between the Hong Kong dollars and the relevant currency for the purposes of the issue of the Shares, the conversion or exchange of such securities or the exercise of such rights or warrants) be translated into Hong Kong dollars for the purposes of this Clause 7.2 at such fixed rate of exchange and shall (in all other cases) be translated into Hong Kong dollars at the mean of the exchange rate quotations (being quotations for the cross rate through Dollars if no direct rate is quoted) by a leading bank in Hong Kong for buying and selling spot units of the relevant currency by telegraphic transfer against Hong Kong on the date as of which the said consideration is required to be calculated as aforesaid; and
(f)in the case of the issue of Shares (including, without limitation, to employees under any employee bonus or profit sharing arrangements) credited as fully paid out of retained earnings or capitalisation of reserves at their par value, the aggregate consideration receivable by the Issuer shall be deemed to be zero (and accordingly the number of Shares which such aggregate consideration receivable by the Issuer could purchase at the relevant Current Market Price per Share shall also be deemed to be zero).

7.3If, at the time of computing an adjustment (the “later adjustment”) of the Conversion Price pursuant to any of Conditions 6(C)(4), 6(C)(5), 6(C)(6), 6(C)(7), 6(C)(8) and 6(C)(9), the Conversion Price already incorporates an adjustment made (or taken or to be taken into account pursuant to the proviso to Clause 7.4) to reflect an issue of Shares or securities convertible into or exchangeable for Shares or rights or warrants to subscribe for or purchase Shares or securities, to the extent that the number of such Shares or securities taken into account for the purposes of calculating such adjustment exceeds the number of such Shares in issue at the time relevant for ascertaining the number of outstanding Shares for the purposes of computing the later adjustment, such excess Shares shall be deemed to be outstanding for the purposes of making such computation.
7.4No adjustment of the Conversion Price (rounded down if applicable) shall be required if the adjustment would be less than one per cent. of the Conversion Price then in effect; provided that any adjustment which by reason of this Clause 7.4 is not required to be made shall be carried forward and taken into account (as if such adjustment had been made at the time when it would have been made but for the provisions of this Clause 7.4) in any subsequent adjustment. All calculations under this Clause 7 shall be made to the nearest one Hong Kong cent with 0.5 Hong Kong cents being rounded up to the next one Hong Kong cent. Except as otherwise set out in Clause 7.5, the Conversion Price may be reduced at any time by the Issuer.
7.5The Conversion Price may not be reduced so that, on conversion of the Bonds, (i) Shares would fall to be issued at a discount to their par value unless under Applicable Law then in effect the Bonds may be converted at such reduced Conversion Price into legally issued, fully paid and non-assessable Shares or (ii) Shares would be required to be issued in any other circumstances not permitted by Applicable Law.

7.6Any references herein to the date on which a consideration is fixed shall, where the consideration is originally expressed by reference to a formula which cannot be expressed as an actual cash amount until a later date, be construed as a reference to the first day on which such actual cash amount can be ascertained.
7.7No adjustment involving an increase in the Conversion Price will be made, except in the case of a consolidation or reclassification of the Shares, as referred to in Condition 6(C)(1) or where there has been a manifest error in the calculation of the Conversion Price.
7.8The Trustee and the Agents shall not be responsible for the determination of the Conversion Price or the adjustment to the Conversion Price, and shall not be responsible for verifying such determinations made by the Issuer. Further, the Trustee and the Agents shall not be under any duty to monitor whether any event or circumstance has happened or exists within this Clause 7 and shall not be under any duty to make any calculations in respect of the required adjustments under this Clause 7 and, unless and until it shall have received express written notice to the contrary, it will be entitled to assume that no such event or circumstance exists or has occurred (without any responsibility or liability to any person for not so monitoring and/or for so assuming).
7.9No adjustment will be made to the Conversion Price where Shares or other securities (including rights or options) are issued, offered, allotted, appropriated, modified or granted to employees or other securities (including rights or options) are issued, offered, allotted, appropriated, modified or granted to or for the benefit of employees or former employees (including directors) of the Issuer or its Subsidiaries, or persons related to such employees (including directors) or former employees, directly or indirectly, pursuant to any employee stock option scheme or plan generally or as required by law (“Employee Share Scheme”), (and which Employee Share Scheme is in compliance with the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited or, if applicable, the listing rules of an Alternative Stock Exchange) except to the extent that such issue or other action would result in the issue of Shares in excess of 3.0 per cent. of the average number of issued and outstanding Shares during the 12 month period to and including the date of such issue or other action, in which case only such portion of the Shares or other securities that exceeds 3.0 per cent. of the average number of issued and outstanding Shares during the relevant 12 months period up to the grant shall be taken into account in determining adjustment of the Conversion Price in this Clause.
8.CANCELLATION OF BONDS AND RECORDS
8.1The Issuer shall procure that all Bonds (a) redeemed, (b) converted or (c) purchased and surrendered for cancellation by or on behalf of the Issuer or (d) which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 14 or (e) exchanged as provided in these presents shall forthwith be cancelled by or on behalf of the Issuer and a certificate stating:
(a)the aggregate principal amount of Bonds which have been redeemed or converted;
(b)the serial numbers of such Bonds in definitive form;
(c)the aggregate amount of interest paid (and the due dates of such payments) on the Bonds;
(d)the aggregate principal amount of Bonds (if any) which have been purchased by or on behalf of the Issuer or any Subsidiary of the Issuer and cancelled and the serial numbers of such Bonds in definitive form; and
(e)the aggregate principal amounts of Bonds which have been so exchanged or surrendered and replaced and the serial numbers of such Bonds in definitive form, shall be given to the Trustee by or on behalf of the Issuer as soon as practicable and in any event within six months after the date of redemption, conversion, purchase, payment, exchange or replacement (as the case may be) takes place. The Trustee may accept such certificate as conclusive evidence of redemption, purchase, exchange or replacement of the

Bonds or payment of interest thereon respectively and of cancellation of the relevant Bonds and is entitled to rely upon such certificate with no liability therefor.
8.2The Issuer shall procure that (i) the Principal Paying Agent shall keep a full and complete record of all Bonds and of their redemption, conversion, cancellation, payment or exchange (as the case may be) and of all replacement Bonds issued in substitution for lost, stolen, mutilated, defaced or destroyed Bonds and (ii) such records shall be made available to the Trustee at all reasonable times.
9.ENFORCEMENT
9.1The Trustee may at any time, at its discretion and without notice, take such proceedings and/or other steps or action (including lodging an appeal in any proceedings) against or in relation to the Issuer as it may think fit to enforce repayment of the Bonds and to enforce the provisions of this Trust Deed and the Conditions or otherwise, but it shall not be bound to take any such proceedings or other steps or action unless (i) it shall have been so requested in writing by the holders of not less than 25 per cent. in aggregate principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution of the Bondholders and (ii) it shall have been indemnified and/or secured and/or pre-funded to its satisfaction. No Bondholder will be entitled to proceed directly against the Issuer unless the Trustee, having become bound to do so, fails to do so within a reasonable period and such failure shall be continuing.
9.2To the extent permitted by law, the Issuer covenants with the Trustee that it shall not (and covenants that it shall procure that none of (a) its directors, officers, agents or employees or (b) its affiliates or subsidiaries or any of their respective directors, officers, agents or employees shall) take any proceedings which may arise out of or in connection with this Trust Deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this Trust Deed) against any director, officer, agent or employee of the Trustee except in the case of fraud, gross negligence or wilful default. The Issuer and the Trustee agree that this Clause 9.2 is for the benefit of and may be enforced by any director, officer, agent or employee of the Trustee so affected and, for such purposes, the Contracts (Rights of Third Parties) Act 1999 shall apply.
9.3Notwithstanding Clause 16.5, the Issuer hereby agrees to indemnify and hold harmless each and any director, officer, agent or employee of the Trustee against any Liability incurred by such person as a result of any breach of the covenant in Clause 9.2.
9.4Proof that as regards any specified Bond the Issuer has made default in paying any amount due in respect of such Bond shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Bonds in respect of which the relevant amount is due and payable.
10.[RESERVED]
11.APPLICATION OF MONEYS
All moneys received by the Trustee under these presents (including any moneys which represent principal, premium (if any) or interest in respect of Bonds which have become void under Condition 11) shall be held by the Trustee upon trust to apply them (subject to Clause 13):
(a)First, in payment of all fees, costs and expenses properly incurred and all charges and liabilities incurred by the Trustee and any Appointee;
(b)Second, in payment or satisfaction of all fees, costs and expenses properly incurred and all charges and liabilities incurred by or payable to each Agent (including without limitation remuneration payable to each Agent and legal fees and expenses) in carrying out its duties, discretions or functions under or in connection with the Agency Agreement or in connection with the Bonds (if any) but unpaid (other than, in each case, amounts applied pursuant to sub-paragraph (a) above);

(c)Third, in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Bonds; and
(d)Fourth, in payment of the balance (if any) to the Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer and any other person).
Without prejudice to this Clause 11 if the Trustee holds any moneys which represent principal, premium (if any) and interest in respect of Bonds which have become void or in respect of which claims have been prescribed under Condition 11, the Trustee will hold such moneys on the above trusts.
11.1Accumulation
If the amount of the moneys at any time available for payment in respect of the Bonds under Clause 11.1 is less than 10% of the nominal amount of the Bonds then outstanding, the Trustee may, at its sole discretion, but shall be under no obligation to, deposit such moneys in accordance with Clause 11.3. The Trustee may (but shall not be obligated to) retain such deposits and accumulate the resulting income until the deposits and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10% of the nominal amount of the Bonds then outstanding and then such deposits, accumulations and funds (after deduction of, or provision for, any applicable taxes) shall be applied as specified in Clause 11.1.
11.2Deposit
Moneys held by the Trustee under this Trust Deed may be placed on deposit in an account earning interest at the prevailing interest rate in its name or under its control at such bank or other financial institution in such currency as the Trustee may, in its absolute discretion, think fit in light of the cash needs of the transaction and not for the purposes of generating income. For the avoidance of doubt, the Trustee shall not be required to obtain best rates, be responsible for any loss occasioned by such deposit or exercise any other form of discretion with respect to such deposits. If that bank or institution is the Trustee or a Subsidiary, holding or associated company of the Trustee, it need only to account for an amount of interest equal to the standard amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary or transpose any such account to any other currency, and shall not be responsible for any resulting loss, whether by depreciation in value, change in exchange rates or interest rates or otherwise and shall not be liable for obtaining a return thereon which is less than the return which may have been obtained if the relevant deposit was made in another form and/or with another institution.
12.NOTICE OF PAYMENTS
The Trustee shall give notice to the Bondholders in accordance with Condition 17 of the day fixed for any payment to them under Clause 11 Such payment may be made in accordance with Condition 7 and any payment so made shall be a good discharge to the Trustee.
13.[RESERVED]
14.PARTIAL PAYMENTS
Upon any payment under Clause 11(other than payment in full against surrender of a Bond) the Bond in respect of which such payment is made shall be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall or shall cause such Paying Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may dispense with such production and enfacement upon such indemnity being given as it and any Agent shall think sufficient.
15.COVENANTS BY THE ISSUER
So long as any of the Bonds remains outstanding, the Issuer covenants with the Trustee that it shall:

(a)give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall reasonably require (including without limitation the procurement by the Issuer of all such certificates called for by the Trustee pursuant to Clause 17(c)) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law, provided, however, that the Issuer shall not be required to provide any such opinions, certificates, information and evidence to the extent that: (i) any such opinions, certificates, information and evidence is not available to the Issuer and cannot be obtained by the Issuer using reasonable efforts; or (ii) doing so would or might in the reasonable opinion of the Issuer constitute a breach of any Applicable Law, fiduciary duty or duty of confidentiality;
(b)keep proper books of account and, so far as permitted by applicable law, allow the Trustee and any Appointee access to the books of account of the Issuer with prior reasonable notice, at all reasonable times during normal business hours and upon the Trustee’s or any Appointee’s request;
(c)send to the Trustee a copy in the English language (or a certified translation thereof in English) of the following:
(i)as promptly as practicable and in any event within three months of the end of the first six months of each Fiscal Year, the consolidated financial statements of the Issuer in respect of such six-month period, in the form required by the Hong Kong Stock Exchange or, if applicable, the Alternative Stock Exchange; and
(ii)as promptly as practicable and in any event within six months of the end of each Fiscal Year, an annual report containing the audited consolidated financial statements of the Issuer as at the end of, and for, such Fiscal Year, reported on by the Auditors and prepared in accordance with IFRS, provided that if and to the extent that the financial statements are not prepared or adjusted on a basis consistent with that used for the preceding six-month period or Fiscal Year, as applicable, that fact shall be stated;
(d)send to the Trustee in the English language (or a translation thereof in English) a copy of all notices, statements and documents which are issued (or which under any legal or contractual obligation should be issued) to the holders of its Shares or its creditors generally as soon as practicable (but not later than 15 days) after their date of issue;
(e)forthwith give notice in writing to the Trustee of the coming into existence of the occurrence of any Event of Default or Potential Event of Default;
(f)send to the Trustee, within 14 days of its annual audited financial statements being made available to its shareholders and also within 14 days after any written request by the Trustee, a certificate of the Issuer in the English language (or a certified translation thereof in English) (substantially in the form set out in Schedule 4 hereto) and signed by an Authorised Signatory on behalf of the Issuer to the effect that, having made all reasonable enquiries as at a date (the “Certification Date”) being not more than five days before the date of the certificate:
(i)no Event of Default or Potential Event of Default had occurred since the date of this Trust Deed or the Certification Date of the last such certificate (if any) or, if such an event had occurred, giving details of it; and
(ii)the Issuer has complied with all its obligations under this Trust Deed.

The Trustee shall be entitled to conclusively rely upon any such certificates of the Issuer and shall have no liability to any person for so relying;
(g)at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to this Trust Deed;
(h)at all times maintain Paying Agents, a Registrar and Transfer Agents in accordance with the Conditions;
(i)in the event of the unconditional payment to the Principal Paying Agent or the Trustee of any sum due in respect of the Bonds or any of them being made after the due date for payment thereof forthwith give or procure to be given notice to the Bondholders in accordance with Condition 17 that such payment has been made;
(j)use its best endeavours (i) to obtain and maintain a listing for all the Shares on the Hong Kong Stock Exchange, (ii) to obtain and maintain a listing for all the Shares issued on the exercise of the Conversion Rights attaching to the Bonds on the Hong Kong Stock Exchange, and (iii) if the Issuer is unable to obtain and maintain a such listing, to obtain and maintain a listing for all the Shares on such stock exchange, as is commonly used for the quotation or listing of shares, as the Issuer may from time to time determine and will forthwith give notice to the Bondholders in accordance with Condition 17 of the listing or delisting of the Shares (as a class) by any of such stock exchange;
(k)give notice to the Bondholders in accordance with Condition 17 of any appointment, resignation or removal of any Agent (other than the appointment of the initial Agents) after having obtained the prior written approval of the Trustee thereto or any change of any Agent’s specified office and (except as provided by the Agency Agreement or the Conditions) at least 30 days prior to such event taking effect; provided always that so long as any of the Bonds remains outstanding in the case of the termination of the appointment of the Registrar or a Transfer Agent or so long as any of the Bonds remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Registrar, Transfer Agent or Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Trustee;
(l)send to the Trustee, not less than seven days prior to which any such notice is to be given, the form of every notice to be given to the Bondholders in accordance with Condition 17 and promptly give to the Trustee a copy of, the final form of every notice to be given to the Bondholders in accordance with Condition 17 and (if appropriate) complying with the requirements of the Hong Kong Stock Exchange or, if applicable, the Alternative Stock Exchange to the extent applicable (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 of the United Kingdom (the “FSMA”) of a communication within the meaning of Section 21 of the FSMA);
(m)in order to enable the Trustee to ascertain the principal amount of Bonds for the time being outstanding for any of the purposes referred to in the proviso to the definition of “outstanding” in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Authorised Signatories of the Issuer on behalf of the Issuer setting out the total number and aggregate principal amount of Bonds which:
(i)up to and including the date of such certificate have been purchased by the Issuer or any Subsidiary of the Issuer and cancelled; and
(ii)are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer or any Subsidiary of the Issuer;
(n)procure that each of the Paying Agents makes available to Bondholders upon prior written request and proof of Bond holding at its specified office copies of this Trust

Deed, the Agency Agreement and the then latest audited balance sheets and profit and loss accounts (consolidated if applicable) of the Issuer between 9:00 a.m. and 3:00 p.m. Monday to Friday (except public holidays);
(o)give at least 30 days but not more than 60 days prior notice to the Trustee and the Bondholders of any proposed early redemption pursuant to Condition 8(B) and give at least 15 days but not more than 60 days prior notice to the Trustee and the Bondholders of any proposed early redemption pursuant to Condition 8(C);
(p)notify the Trustee promptly when any Conversion Right has been duly exercised and discharged of that fact and of the identifying numbers of the Bonds in respect of which such Conversion Right has been duly exercised and discharged;
(q)give or procure to be given to the Trustee, including prior to making any modification or amendment or supplement to this Trust Deed, such legal opinion(s) as to English, Cayman Islands and any other relevant law addressed to the Trustee, dated the date of such modification or amendment or supplement, as the case may be, and in a form reasonably acceptable to the Trustee from legal advisers reasonably acceptable to the Trustee;
(r)promptly upon the occurrence of a Relevant Event give notice in accordance with Condition 17 thereof to the Trustee and the Bondholders and otherwise comply with Condition 8(E);
(s)duly and punctually comply with or procure that there is compliance with all filing, registration, reporting and similar requirements required in accordance with applicable Cayman Islands and Hong Kong law and regulations from time to time relating in any manner whatsoever to this Trust Deed and the Bonds;
(t)use its best endeavours to obtain, comply with and do all that is necessary to maintain in full force and effect any governmental or regulatory consents, approval, authorisation, resolution, license or exemption required by the Issuer relating in any manner whatsoever to this Trust Deed and the Bonds;
(u)in order to comply with Applicable Law in effect from time to time, (i) upon request, to provide to the Trustee sufficient information about holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so that the Trustee can determine whether it has tax related obligations under Applicable Law, provided, however, that the Issuer shall not be required to provide any such information to the extent that: (i) any such information is not available to the Issuer and cannot be obtained by the Issuer using reasonable efforts; or (ii) doing so would or might in the reasonable opinion of the Issuer constitute a breach of any Applicable Law, fiduciary duty or duty of confidentiality, (ii) the Trustee shall be entitled to make any withholding or deduction from payments under this Trust Deed to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability, and (iii) to hold harmless the Trustee for any losses it may suffer due to the actions it takes to comply with such Applicable Law (other than losses suffered due to the Trustee’s fraud, gross negligence or wilful default). The terms of this paragraph shall survive the termination of this Trust Deed;
(v)for so long as any Bonds and/or the Shares deliverable upon conversion of any Bonds constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer will, during any period in which it is neither subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) thereunder, provide to any holder or beneficial owner of such Bonds or the Shares deliverable upon conversion thereof or to any prospective purchaser thereof designated by such holder or beneficial owner upon the request of such holder, beneficial owner or prospective purchaser, the information required to be provided by Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Bonds or Shares pursuant to Rule 144A. The Contracts (Rights of Third Parties) Act 1999 applies to this Clause 15(y);

(w)notify the Trustee if it determines that any payment to be made by the Trustee under the Bonds is a payment which could be subject to FATCA Withholding if such payment were made to a recipient that is generally unable to receive payments free from FATCA Withholding, and the extent to which the relevant payment is so treated, provided, however, that the Issuer’s obligation under this Clause 15(z) shall apply only to the extent that such payments are so treated by virtue of characteristics of the Issuer, the Bonds or any combination of the foregoing;
(x)the Issuer will notify the Trustee as soon as reasonably practicable if the Principal Paying Agent does not, on or before the due date for any payment in respect of the Bonds or any of them, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Bonds; and
(y)it will use its best endeavours to maintain the listing of the Bonds on the Hong Kong Stock Exchange and if the Issuer is unable to maintain such listing, to use its best endeavours to obtain and maintain a listing for the Bonds on another internationally recognised stock exchange as from time to time selected by the Issuer and notified to the Trustee in writing and will forthwith give notice to the Bondholders in accordance with Condition 17 of the listing or delisting of the Bonds by any such stock exchange.
16.REMUNERATION AND INDEMNIFICATION OF TRUSTEE
16.1The Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as is specified in the fee letter between the Issuer and the Trustee dated 4 March 2023 as amended from time to time (the “Fee Letter”). Such remuneration shall be payable yearly in advance (in priority to payments to the Bondholders) in the period up to and including the date when, all the Bonds having become due for redemption or having been converted, provided that if any payment to a Bondholder of moneys due in respect of any Bond or delivery of Shares on conversion of a Bond is improperly withheld or refused, such remuneration will again accrue as from the date of such withholding or refusal until payment or delivery to such Bondholder or the Trustee is duly made.
16.2If an Event of Default or a Potential Event of Default occurs and is continuing or if the Trustee is notified that such an event has occurred and is continuing the Issuer shall pay to the Trustee such additional remuneration at the Trustee’s applicable hourly rates in force from time to time. In any other case (being other than as referred to in the first sentence of this Clause 16.2), if the Trustee finds it expedient or necessary or is requested by the Issuer to undertake duties which are agreed by the Trustee and the Issuer, to be of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Trust Deed, including without limitation in the event of any proposed amendment, waiver or consent in connection with this Trust Deed, the Issuer will pay such additional remuneration as the Issuer and the Trustee may agree or, failing such agreement, as determined by a financial institution or person (acting as an expert) selected by the Trustee and approved by the Issuer or failing such approval, nominated by the President for the time being of The Law Society of Hong Kong. The expenses involved in such nomination and such financial institution’s or person’s fee will be borne by the Issuer.
16.3The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under these presents.
16.4Without prejudice to the right of indemnity by law given to trustees, the Issuer hereby unconditionally and irrevocably covenants and undertakes, on demand by the Trustee, to indemnify and hold harmless the Trustee and its directors, officers, employees and agents (each an “Indemnified Party”) in full at all times and to keep each of them indemnified against all Liabilities including without limitation the incurred costs and expenses of legal advisers and other experts to which it or he may be or become subject or which may be incurred by it or him in the preparation and execution or purported execution of any of its or his trusts, powers, authorities and discretions under these presents, the Agency Agreement or the Bonds or its or his functions under any such appointment or any instruction, certificate, notice, communication, direction or other document upon which the Trustee may rely under this Trust Deed, the Agency Agreement or the Bonds or in respect of any other matter or thing done or omitted in any way relating to these presents, the Agency Agreement or the Bonds or any such appointment (including all Liabilities incurred in disputing or defending any of the foregoing), except to the extent that a court of competent jurisdiction determines that any such Liabilities incurred or suffered by or brought against such Indemnified Party arise directly from its own gross negligence, wilful default or fraud or that of its directors, officers, employees, or agents or any of them. Notwithstanding anything to the contrary in this Clause 16.4, the Trustee’s right to indemnity under this Clause 16 shall not be prejudiced in any manner due to the gross negligence, wilful default or fraud of its agents that have been appointed with due care.
16.5The Issuer shall also pay or discharge all Liabilities incurred by the Trustee its agents appointed with due care and any person selected with due care and acting on the Trustee’s behalf in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, these presents, including but not limited to properly incurred travelling expenses and any stamp, issue, registration, documentary and other similar Taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, these presents.
16.6All amounts payable pursuant to sub-Clauses 16.4 and 16.5 shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall carry interest at the rate of two per cent. per annum above the Trustee’s cost of funds at such time (provided that, in the case of an advance payment made pursuant to clause 5.7 of the Agency Agreement, the Issuer has consented to such payment), and in all other cases shall (if not paid within 30 days after the date of such demand or, if such demand specifies that payment is to be made on an earlier date, on such earlier date) carry interest at such rate from such thirtieth day of such other date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.
16.7The Issuer hereby further undertakes to the Trustee that all monies payable by the Issuer to the Trustee under this Clause shall be made without set-off, counterclaim, deduction or withholding unless compelled by law in which event the Issuer will pay such additional amounts as will result in the receipt by the Trustee of the amounts which would otherwise have been payable by the Issuer to the Trustee under this Clause in the absence of any such set-off, counterclaim, deduction or withholding.
16.8Unless otherwise specifically stated in any discharge of these presents the provisions of this Clause shall continue in full force and effect notwithstanding such discharge or the termination or expiry of these presents or the resignation or removal of the Trustee.
17.SUPPLEMENT TO TRUSTEE ACTS
Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and the provisions of these presents, the provisions of these presents shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of these presents shall constitute a restriction or exclusion for the purposes of that Act. The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto it is expressly declared as follows:
(a)The Trustee and its directors, officers, employees and duly appointed agents may engage and consult, at the expense of the Issuer, with any legal adviser, expert or other professional adviser (including any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer, the Auditors, investment bank or financial consultant) selected by it and may act or not act in reliance on the opinion or advice of, or any report, confirmation, certificate or information obtained from, any such advisor and the Trustee and its directors, officers, employees and duly appointed agents will not be responsible to Bondholders, the Issuer, or any other person for any loss or Liability occasioned by any action taken or not taken, or omitted to be done or suffered to be taken, in accordance with such opinion, advice, report, confirmation, certificate or information, whether such opinion, advice, report, confirmation, certificate or information is obtained by or addressed to the Issuer, the Trustee or any other person and notwithstanding any monetary or other limit on liability or limit on scope or basis in respect thereof.
(b)Any such advice, opinion, report, confirmation, certificate or information may be sent or obtained by letter, facsimile transmission or electronic mail and the Trustee and its directors, officers, employees and duly appointed agents shall not be liable to anyone for acting or not acting on any advice, opinion, report, confirmation, certificate or information purporting to be conveyed by any such letter, facsimile transmission or electronic mail even if it contains some error or is not authentic and whether or not liability in relation thereto is limited by reference to a monetary cap, methodology, or otherwise.
(c)The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by two Authorised Signatories on behalf of the Issuer and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.
(d)The Trustee shall be at liberty, in accordance with the Fee Letter, to hold these presents and any other documents relating thereto or to deposit them in any part of the world with any internationally reputed banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit.
(e)The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Bonds by the Issuer, the exchange of any Global Certificate for Definitive Certificates or the delivery of any Global Certificate or Definitive Certificate to the person(s) entitled to it or them.
(f)The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Event of Default or Potential Event of Default has happened and, until it shall have received express written notice from the Issuer pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no such event has happened and that the Issuer is observing and performing all its obligations under these presents.
(g)Save as expressly otherwise provided in these presents, including Clause 18, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under these presents (the exercise or non-exercise of which as between the Trustee and the Bondholders shall be conclusive and binding on the Bondholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise and in particular the Trustee shall not be bound to act at the request or direction of the Bondholders or otherwise under any provision of these presents or to take at such request or direction or otherwise any other action under any provision of these presents, unless it shall first be indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing and the Trustee shall incur no liability from refraining to act in such circumstances.
(h)The Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the Bondholders in respect whereof minutes have been made and signed or any direction or request of the Bondholders even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing) that not all Bondholders had signed the Extraordinary Resolution or (in the case of a direction or request) it was not signed by the requisite number of the Bondholders or that for any reason the resolution, direction or request was not valid or binding upon such Bondholders.

(i)The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Bond purporting to be such and subsequently found to be forged or not authentic.
(j)Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents may be given retrospectively. The Trustee may give any consent or approval, exercise any power, authority or discretion or take any similar action (whether or not such consent, approval, power, authority, discretion or action is specifically referred to in these presents) if it is satisfied that the interests of the Bondholders will not be materially prejudiced thereby. For the avoidance of doubt, the Trustee shall not have any duty to the Bondholders in relation to such matters other than that which is contained in the preceding sentence.
(k)The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Bondholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or any other person in connection with these presents and no Bondholder shall be entitled to take any action to obtain from the Trustee any such information.
(l)Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Issuer as relevant and any rate, method and date so agreed shall be binding on the Issuer and the Bondholders.
(m)The Trustee as between itself and the Bondholders may determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Bondholders.
(n)In connection with the exercise of its powers, trusts, authorities or discretions (including, but not limited to, those in relation to any proposed modifications, waiver or authorisation of any breach or proposed breach of any of the Conditions or any of the provisions of this Trust Deed or any substitution), the Trustee shall have regard to the general interests of the Bondholders as a class and shall not have regard to any interest arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of such exercise for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or otherwise to the tax consequences thereof and no Bondholder shall be entitled to claim from the Issuer or the Trustee any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders except to the extent provided for in Condition 9 and/or in any undertakings given in addition thereto or in substitution therefor under these presents.
(o)Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his proper charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents.
(p)The Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Bondholders think fit. The Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate provided it has appointed such delegate or sub-delegate with due care.
(q)The Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay (at the expense of the Issuer) an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents (including the receipt and payment of money). The Trustee shall not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent, provided such agent has been selected with due care by the Trustee.
(r)The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trusts constituted by these presents as the Trustee may determine, including for the purpose of depositing with a custodian these presents or any document relating to the trusts constituted by these presents and the Trustee shall not be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of such person, provided such custodian or nominee has been selected with due care by the Trustee; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer.
(s)The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating or expressed to be supplemental thereto.
In considering the interests of Bondholders while the Global Certificates are held on behalf of, or registered in the name of any nominee for, a clearing system, the Trustee may have regard to, and rely upon, any certificate, report or any other information provided to it by such clearing system or its operator as to the identity (either individually or by category) of its accountholders with entitlements to the Global Certificates and may consider such interests as if such accountholders were the holders of the Bonds represented by the Global Certificates. The Trustee may call for any certificate or other document to be issued by the relevant clearing system as to the principal amount of Bonds evidenced by the Global Certificates standing to the account of any person. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by the relevant clearing system.
(t)The Trustee shall not be liable to any person in respect of anything done or suffered by them in reliance on a document believed by the Trustee to be genuine and to have been signed by the proper parties or on information to which it believed to be genuine and to have been originated by the proper parties.
(u)The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to the Bonds or for checking or commenting upon the content of any such legal opinion and shall not be responsible for any Liability incurred thereby.
(v)Subject to the requirements, if any, of the Hong Kong Stock Exchange, any corporation into which the Trustee shall be merged or with which it shall be consolidated or any company resulting from any such merger or consolidation shall be a party hereto and shall be the Trustee under these presents without executing or filing any paper or document or any further act on the part of the parties thereto, provided that the Trustee shall notify the Issuer as soon as reasonably practicable after any such merger or consolidation if the surviving person thereof is not the person that was the Trustee prior to such merger or consolidation provided that such notification is not prohibited by Applicable Law and does not include information that is not in the public domain at the time.
(w)The Trustee shall not be bound to take any action in connection with these presents or any obligations arising pursuant thereto, including, without prejudice to the generality of the foregoing, forming any opinion or employing any financial adviser, where it is not satisfied that it will be indemnified and/or secured and/or prefunded to its satisfaction against all Liabilities which may be incurred in connection with such action and may demand prior to taking any such action that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify and/or secure to its satisfaction and on such demand being made to the Issuer, the Issuer shall be obliged to make payment and/or provide security of all such sums in full.
(x)No provision of these presents, the Agency Agreement or the Bonds shall require the Trustee to do anything which may (i) be illegal or contrary to any applicable law, directive or regulation and the Trustee may do anything which is, in its opinion, necessary to comply with any of the foregoing; or (ii) cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers or discretions, if it believes that repayment of such funds or adequate indemnity and/or security against such risk or Liability is not assured to it.
(y)Unless notified to the contrary, the Trustee shall be entitled to assume without enquiry (other than requesting a certificate pursuant to sub-Clause 15 that no Bonds are held by, for the benefit of, or on behalf of, the Issuer or any Subsidiary of the Issuer.
(z)The Trustee shall have no responsibility whatsoever to the Issuer, any Bondholder or any other person for the maintenance of or failure to maintain any rating of any of the Bonds by any rating agency.
(aa)The Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in these presents (other than its name and principal office and recital (C)), or any other agreement or document relating to the transactions contemplated in these presents or under such other agreement or document and shall assume the accuracy and correctness thereof.
(ab)The Trustee shall not be liable or responsible for any Liabilities which may result from anything done or omitted to be done by it in accordance with the provisions of these presents, the Agency Agreement or the Bonds, other than Liabilities arising from its fraud, gross negligence or wilful default.
(ac)The Trustee shall not be responsible for any consolidation, amalgamation, merger, reconstruction or scheme of the Issuer or any sale or transfer of all or substantially all of the assets of the Issuer or the form or substance of any plan relating thereto or the consequences thereof to any Bondholder.
(ad)The Trustee shall not be responsible for making or continuing to make its own independent appraisal of, and investigation into, the financial condition, creditworthiness, condition, affairs, status and nature of the Issuer and each Bondholder shall be taken to have not relied on the Trustee in respect thereof, and the Trustee shall not at any time have any responsibility for the same.
(ae)Nothing in these presents shall require the Trustee to assume an obligation of the Issuer arising under the rules of any relevant stock exchange.

(af)The Trustee shall not be obliged to supervise the performance of any other party to this Trust Deed or the Agency Agreement or any other documents related thereto and the Trustee shall be entitled to assume, until the Trustee is notified in writing to the contrary, that all such persons are properly performing their duties thereunder.
(ag)The Issuer hereby irrevocably waives, in favour of the Trustee, any conflict of interest which may arise by virtue of the Trustee and its affiliates (together, the “Trustee Parties”) acting in various capacities under the Agency Agreement and this Trust Deed or for other customers of the Trustee. The Issuer acknowledges that the Trustee Parties may have interests in, or may be providing or may in the future provide financial or other services to, other parties with interests which the Issuer may regard as conflicting with its interests and may possess information (whether or not material to the Issuer), other than as a result of the Trustee acting as Trustee hereunder, that the Trustee Parties may not be entitled to share with the Issuer. Consistent with its long-standing policy to hold in confidence the affairs of its customers, the Trustee will not disclose confidential information obtained from the Issuer (without its consent) to any of the Trustee’s other customers nor will it use on the Issuer’s behalf any confidential information obtained from any other customer. Without prejudice to the foregoing, the Issuer agrees that the Trustee Parties may deal (whether for its own or its customers’ account) in, or advise on, securities of any party and that such dealing or giving of advice will not constitute a conflict of interest for the purposes of this Trust Deed, the Conditions or the Agency Agreement.
(ah)The Trustee shall not have and shall not be deemed to have any duty, obligation or responsibility to, or relationship of trust or agency with the Issuer.
(ai)The Trustee may, at the expense of the Issuer, take any action which it in its sole discretion considers appropriate so as to comply with any applicable law, regulation, request of a public or regulatory authority or any Trustee Group (as defined below) policy which relates to the prevention of fraud, money laundering, terrorism or other criminal activities or the provision of financial and other services to sanctioned persons or entities. Such action may include but is not limited to the interception and investigation of transactions on the depositor's accounts (particularly those involving the international transfer of funds) including the source of the intended recipient of funds paid into or out of the depositor's accounts. In certain circumstances, such action may delay or prevent the processing of the depositor’s instructions, the settlement of transactions over the depositor’s accounts or the Trustee’s performance of its obligations under this Trust Deed. The Trustee will not be liable for any loss (whether direct or consequential and including, without limitation, loss of profit or interest) caused in whole or in part by any actions which are taken by the Trustee pursuant to this Clause provided that (i) any delay in the payment by the Issuer under this Trust Deed or the Bonds which is caused by the Trustee exercising its rights under this Clause in itself shall not constitute an Event of Default or a Potential Event of Default or a breach of any provisions under this Trust Deed, the Agency Agreement or the Bonds and (ii) the Issuer shall not be liable for any further interest (including default interest) on the Bonds resulting from such non-payment by the Trustee. Notwithstanding any other provision of these presents, the Trustee shall be entitled to make a deduction or withholding from any payment which it makes under the Bonds for or on account of any Tax, if and only to the extent so required by Applicable Law, in which event the Trustee shall make such payment after such deduction or withholding has been made and shall account to the relevant Authority within the time allowed for the amount so deducted or withheld or, at its option, shall reasonably promptly after making such payment return to the Issuer the amount so deducted or withheld, in which case, the Issuer shall so account to the relevant Authority for such amount. For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this Clause 17(jj).
(aj)The Trustee will treat information relating to the Issuer as confidential, but (unless consent is prohibited by law) the Issuer consents to the transfer and disclosure by the Trustee of any information relating to or provided by the Issuer to any Trustee Group entity and any agents and third parties selected by them (including service providers) with due care, wherever situated, on the basis that such information is strictly for confidential use (including in connection with the provision of any service and for data processing, statistical and risk analysis purposes and for compliance with Applicable Law) and provided such third parties also agree to keep all information confidential and solely utilise it in connection with the Trustee’s appointment or the performance of its duties or compliance purposes. The Trustee, its affiliates and subsidiaries (collectively, the “Trustee Group”) may also transfer and disclose any such information as required by any Applicable Law or Authority, court regulator or legal process provided that the Trustee shall give the Issuer written notice of such requests from the Authority, court or regulator as soon as reasonably practicable (unless such notice is prohibited by law). In each case, the information permitted to be transferred, disclosed and used includes any information regarding third parties provided to the Trustee by the Issuer. The Issuer will use reasonable endeavours to provide any necessary information to, and use reasonable endeavours to obtain any consents (to the extent required by Applicable Law or for other compliance purposes) from, such third parties to allow such transfer, disclosure and use.
18.TRUSTEE’S LIABILITY
18.1Nothing in these presents shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents conferring on it any trusts, powers, authorities or discretions, exempt the Trustee from or indemnify it against any liability for the Trustee’s gross negligence, wilful default or fraud in relation to its duties under these presents.
18.2The Trustee shall not be liable to the Issuer, the Bondholders or any other person for any action taken or omitted by it other than to the extent that a court of competent jurisdiction determines that the Trustee’s gross negligence, wilful default or fraud was the primary cause of any loss.
18.3Notwithstanding any provision in these presents to the contrary, the Trustee shall not in any event be liable for any special, indirect, punitive, consequential or speculative loss or damage of any kind whatsoever, whether or not foreseeable, or for any loss of profits, business, goodwill or opportunity, whether arising directly or indirectly and whether or not foreseeable, which arises out of or in connection with these presents, even if the Trustee is actually aware of or has been advised of the likelihood of such loss or damage regardless of whether the claim for such loss or damage is made in negligence, for breach of contract, breach of trust, breach of fiduciary obligation or otherwise. This Clause shall survive the termination or expiry of this Trust Deed or the resignation or removal of the Trustee.
18.4Notwithstanding anything to the contrary in this Trust Deed, the Agency Agreement, the Bonds or any other related document, the Trustee shall not in any event be liable for any failure or delay in the performance of its obligations or the exercise of its rights, powers, discretions hereunder or thereunder if it is prevented from so performing its obligations or exercising its rights, powers and/or discretions by any circumstances beyond its control, or resulting from the general risks of investment in any jurisdiction, including, without limitation, any existing or future law or regulation, any existing or future act of a supranational or regulatory body or governmental authority, regulation of the banking or securities industry including changes in market rules or practice, currency restrictions, devaluations or fluctuations, market conditions affecting the execution or settlement of transactions or the value of assets, breakdown, failure or malfunction of any third party transport, telecommunication, computer services or systems, nationalisation, expropriation, other governmental action, natural disasters, Acts of God, epidemic, pandemic, flood, fire, war whether declared or undeclared, terrorism, insurrection, revolution, riot, rebellion, civil commotion, strike, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, accidental or mechanical or electrical breakdown, interruption of communications or computer facilities, computer failure or failure of any SWIFT or money transmission system or any other reason which is beyond the control of such Agent. The provisions of this Clause 18.4 shall survive the termination or expiry of this Trust Deed and/or the Bonds no longer being outstanding and/or the resignation or removal of the Trustee.

19.TRUSTEE CONTRACTING WITH THE ISSUER
Neither the Trustee nor any director or officer or holding company, Subsidiary or associated company of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:
(a)entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or any person or body corporate associated with the Issuer (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Bonds or any notes, bonds stocks, shares, debenture stock, debentures or other securities of, the Issuer or any person or body corporate associated as aforesaid); or
(b)accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or any such person or body corporate so associated or any other office of profit under the Issuer or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Bondholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Bondholders and shall not be responsible for any Liability occasioned to the Bondholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.
Where any holding company, subsidiary or associated company of the Trustee or any director or officer of the Trustee acting other than in his capacity as such a director or officer has any information, the Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have actual knowledge of such information, shall not be responsible for any loss suffered by Bondholders resulting from the Trustee’s failing to take such information into account in acting or refraining from acting under or in relation to these presents.
20.MODIFICATION AND WAIVER
The Trustee may agree, without the consent of the Bondholders, to (i) any modification of any of the provisions of this Trust Deed, any trust deed supplemental to this Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or the Conditions which in the Trustee’s opinion is of a formal, minor or technical nature or is made to correct a manifest error which, in the opinion of the Trustee, is proven, and (ii) any other modification to this Trust Deed, any trust deed supplemental to this Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or the Conditions (except as mentioned in this Trust Deed), and any waiver or authorization of any breach or proposed breach of any of the provisions of this Trust Deed, any trust deed supplemental to this Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or the Conditions which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Bondholders. Any such modification, authorization, waiver or determination shall be binding on the Bondholders and, if the Trustee so requires, shall be notified to the Holders promptly in accordance with Condition 17.

21.ENTITLEMENT TO TREAT HOLDER AS ABSOLUTE OWNER
The Issuer, the Trustee and the Agents may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bond or of a particular principal amount of the Bonds as the absolute owner of such Bond or principal amount for all purposes (whether or not such Bond or principal amount shall be overdue and notwithstanding any notice of ownership thereof or of trust or other interest with regard thereto, any notice of loss or theft thereof or any writing thereon), and the Issuer, the Trustee and the Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable in respect of such Bond or principal amount.
22.SUBSTITUTION
The Trustee may, without the consent of the Bondholders, agree to the substitution of the Issuer’s successor in business or any Subsidiary of the Issuer or its successor in business (the “Substituted Obligor”) in place of the Issuer (or of any previous substitute under this Clause 22) as the principal debtor under this Trust Deed and the Bonds provided that:
(a)a deed is executed or undertaking given by the Substituted Obligor to the Trustee, in form and manner satisfactory to the Trustee, agreeing to be bound by this Trust Deed and the Bonds (with consequential amendments as the Trustee may deem appropriate) as if the Substituted Obligor had been named in this Trust Deed and the Bonds as the principal debtor in place of the Issuer;
(b)if the Substituted Obligor is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of a territory or political sub-division or any authority of or in that territory with power to tax (the “Substituted Territory”), the Substituted Obligor will (unless the Trustee otherwise agrees) give to the Trustee an undertaking or covenant satisfactory to the Trustee in terms corresponding to the provisions of Condition 9 with the substitution for (or, as the case may be, the addition to) the references in that Condition and Condition 8(B) to the Substituted Territory whereupon this Trust Deed and the Bonds will be read accordingly;
(c)if any director of the Substituted Obligor certify that it will be solvent immediately after such substitution, the Trustee need not have regard to the Substituted Obligor’s financial condition, profits or prospects or compare them with those of the Issuer (or of any previous substitute under this Clause 22);
(d)(unless the Issuer’s successor in business is the Substituted Obligor) the obligations of the Substituted Obligor under this Trust Deed and the Bonds are unconditionally and irrevocably guaranteed by the Issuer to the Trustee’s satisfaction; and
(e)the Trustee being satisfied that the substitution is not materially prejudicial to the interests of the Bondholders (including, but not limited to, each Bondholders’ Conversion Right to receive Shares at the then prevailing Conversion Price).

23.CURRENCY INDEMNITY
The Issuer shall indemnify the Trustee, every Appointee and the Bondholders and keep them indemnified against:
(a)any Liability incurred by any of them arising from the non-payment by the Issuer of any amount due to the Trustee or the Bondholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer; and
(b)any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.
The above indemnities shall constitute obligations of the Issuer separate and independent from its obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee or the Bondholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Bondholders and no proof or evidence of any actual loss shall be required by the Issuer or their liquidator or liquidators.
24.NEW TRUSTEE
24.1The power to appoint a new trustee of these presents shall, subject as hereinafter provided, be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuer to the Agents and the Bondholders.
SEPARATE AND CO-TRUSTEES
24.2Notwithstanding the provisions of sub-Clause 24.1, the Trustee may, upon giving prior notice to the Issuer (but without the consent of the Issuer or the Bondholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:
(a)if the Trustee considers such appointment to be in the interests of the Bondholders;
(b)for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or
(c)for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents against the Issuer.
The Issuer irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such remuneration as the Trustee may properly incur and pay to any such person, together with any attributable Liabilities incurred by such person (in each case, to the extent reasonably practicable, to be approved in advance by the Issuer) in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as Liabilities incurred by the Trustee. The Trustee shall not be responsible for monitoring or supervising any such additional trustee and shall not be liable for the acts and/or omissions of any additional trustee, provided that it has appointed such additional trustee with due care. The obligations of each additional trustee shall be several and not joint.
25.TRUSTEE’S RETIREMENT AND REMOVAL
A trustee of these presents may retire at any time on giving not less than 60 days’ prior written notice to the Issuer without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The Bondholders may by Extraordinary Resolution remove any trustee or trustees for the time being of these presents. The Issuer undertakes that in the event of the only trustee of these presents which is a Trust Corporation (for the avoidance of doubt, disregarding for this purpose any separate or co-trustee appointed under sub-Clause 24.2 giving notice under this Clause or being removed by Extraordinary Resolution the Issuer will use its best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed. If, in such circumstances, no appointment of such a new trustee has become effective within 60 days of the date of such notice or Extraordinary Resolution, the Trustee shall be entitled to appoint a Trust Corporation as trustee of these presents.
26.TRUSTEE’S POWERS TO BE ADDITIONAL
The powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Bonds.
27.NOTICES
Any notice or demand to the Issuer or the Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas), courier or facsimile transmission or by electronic mail or by delivering it by hand as follows:
to the Issuer:    Wynn Macau, Limited
        Avenida da Nave Desportiva
        Cotai
        Macau SAR
        Attention: Mr. Jason Schall
        Fax Number:

to the Trustee:    DB Trustees (Hong Kong) Limited

Level 60, International Commerce Centre 1 Austin Road West, Kowloon Hong Kong Attention: The Directors Email: Facsimile No.:

or to such other address or facsimile number as shall have been notified (in accordance with this Clause) to the other parties hereto and any notice or demand sent by post or courier as aforesaid shall be deemed to have been given, made or served two days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by facsimile transmission as aforesaid shall be deemed to have been given, made or served at the time of despatch provided that in the case of a notice or demand given by facsimile transmission a confirmation of transmission is received by the sending party and such notice or demand shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given by facsimile transmission.
The Trustee may conclusively rely on and shall be fully authorised and protected in and shall have no liability for acting or omitting to act upon or in reliance on written or facsimile communications from the Issuer with respect to any matter covered in this Trust Deed, the Agency Agreement and/or the Bonds or on any certificate, instrument, opinion, notice, letter, facsimile, e-mail, or other document or instrument, original or copy, delivered or faxed or sent electronically to it and believed by it to be genuine and to have been sent by the proper person or persons, and shall not have any responsibility to verify or confirm that the person giving the same is duly authorised to do so.
28.GOVERNING LAW
These presents and any non-contractual obligations arising out of or in connection with these presents are governed by, and shall be construed in accordance with, English law.
29.SUBMISSION TO JURISDICTION
29.1The courts of Hong Kong have exclusive jurisdiction to settle any dispute arising out of or in connection with these presents (a “Dispute”) (including a Dispute relating to any non-contractual obligations arising out of or in connection with these presents) and accordingly each of the Issuer, the Trustee and any Bondholders in relation to any Dispute irrevocably submits to the jurisdiction of the Hong Kong courts. This submission is made for the benefit of the Trustee and the Bondholders and shall not limit the right of any of them to take proceedings in respect of a Dispute in any other court of competent jurisdiction nor shall the taking of proceedings in respect of a Dispute in one or more jurisdictions preclude the taking of proceedings in respect of a Dispute in any other jurisdiction.
29.2The Issuer waives any objection to the courts of Hong Kong on the grounds that they are an inconvenient or inappropriate forum to settle any Dispute.
29.3The Issuer irrevocably appoints Cogency Global (HK) Limited, located at Unit B, 1/F, Lippo Leighton Tower, 103 Leighton Road, Causeway Bay, Hong Kong, as its agent under this Trust Deed for service of process in any proceedings before the Hong Kong courts in relation to any Dispute, and agrees that, if Cogency Global (HK) Limited is unable or unwilling for any reason so to act, it will immediately appoint another person as its agent for service of process in Hong Kong in respect of any Dispute. The Issuer agrees that failure by a process agent to notify it of any process will not invalidate service. Nothing in this Clause 29 shall affect the right to serve process in any other manner permitted by law.
29.4The Issuer:
(a)agrees to procure that, so long as any of the Bonds remains liable to prescription, there shall be in force an appointment of such a person with an office in Hong Kong with authority to accept service as aforesaid;
(b)agrees that failure by any such person to give notice of such service of process to the Issuer shall not impair the validity of such service or of any judgment based thereon;
(c)consents to the service of process in respect of any Proceedings by the airmailing of copies, postage prepaid, to the Issuer in accordance with Clause 27 and
(d)agrees that nothing in these presents shall affect the right to serve process in any other manner permitted by law.
29.5The Issuer irrevocably and unconditionally with respect to any Dispute (i) waives any right to claim sovereign or other immunity from jurisdiction, recognition or enforcement and any similar argument in any jurisdiction, (ii) submits to the jurisdiction of the Hong Kong courts and the courts of any other jurisdiction in relation to the recognition of any judgment or order of the Hong Kong courts or the courts of any competent jurisdiction in relation to any Dispute and (ii) consents to the giving of any relief (whether by way of injunction, attachment, specific performance or other relief) or the issue of any related process, in any jurisdiction, whether before or after final judgment, including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment in connection with any Dispute.
30.COUNTERPARTS
This Trust Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.
31.CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999
A person who is not a party to these presents has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.
IN WITNESS WHEREOF this Trust Deed has been executed as a deed by the Issuer and the Trustee and delivered on the date first stated on page 1.

Schedule 1
PART A
FORM OF REGULATION S GLOBAL CERTIFICATE
[THIS BOND AND THE SHARES DELIVERED UPON THE CONVERSION OF THE BONDS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF WYNN MACAU, LIMITED (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS BOND (OR ANY PREDECESSOR OF THIS BOND) RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT , (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE TRUST DEED CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS BOND IN VIOLATION OF THE FOREGOING RESTRICTIONS.]*
[UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY REGISTERED NOTE ISSUED IN EXCHANGE FOR THIS GLOBAL BOND OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS GLOBAL BOND MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THIS

GLOBAL BOND, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THIS LEGEND. BENEFICIAL INTERESTS IN THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THIS LEGEND.]**
_________________________
*    Subject to Clause 3.5 of the Trust Deed, this legend shall be borne by any Certificate issued in respect of a Bond transferred pursuant to, and in reliance on, Regulation S under the Securities Act.
** This legend shall be borne by any Certificate registered in the name of a nominee of DTC.
WYNN MACAU, LIMITED
(incorporated with limited liability under the laws of the Cayman Islands)
US$600,000,000
4.50 per cent. Convertible Bonds due 2029

REGULATION S GLOBAL CERTIFICATE

COMMON CODE: [  ]
ISIN NO: [  ]
CUSIP: [  ]
No. S-[  ]
The Bonds in respect of which this Regulation S Global Certificate is issued are in registered form and form the series designated as specified in the title (the "Bonds") of Wynn Macau, Limited (the "Issuer").
The Issuer hereby certifies that Cede & Co. (the “Registered Holder”) as nominee for The Depository Trust Company (“DTC”) for the accounts of Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”) is, at the date hereof, entered in the register of Bondholders as the holder of Bonds in the principal amount of US$[  ] ([  ] U.S. Dollars) or such other amount as is shown on the register of Bondholders as being represented by this Regulation S Global Certificate and is duly endorsed (for information purposes only) in the third column of Schedule A to this Regulation S Global Certificate. For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Bondholders as holder of the Bonds in respect of which this Regulation S Global Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Conditions referred to below.
The Bonds are constituted by a Trust Deed dated March 7, 2023 between the Issuer and DB Trustees (Hong Kong) Limited as trustee (the "Trustee") and are subject to, and have the benefit of, the Trust Deed and the terms and conditions (the "Conditions") set out in Schedule 2 to the Trust Deed and herein, as modified by the provisions of this Regulation S Global Certificate, which in the event of any conflict shall prevail. Terms defined in the Trust Deed and the Conditions have the same meaning when used herein.

The Bonds in respect of which this Regulation S Global Certificate is issued are convertible into fully paid ordinary shares of the Issuer with full voting rights and with a par value of HK$0.001 each ("Shares") subject to and in accordance with the Conditions and the Trust Deed.
Owners of interests in the Bonds in respect of which this Regulation S Global Certificate is issued will be entitled to have title to the Bonds registered in their names and to receive individual Definitive Certificates if DTC (or any other clearing system (an "Alternative Clearing System") as shall have been designated by the Issuer and approved by the Trustee on behalf of which the Bonds evidenced by this Regulation S Global Certificate may be held) notifies the Issuer that it is no longer willing or able to discharge properly its responsibilities as depositary with respect to the Bonds, or ceases to be a clearing agency registered under the U.S. Securities Exchange Act of 1934, as amended, or is at any time no longer eligible to act as such and the Issuer is unable to locate a qualified successor within 90 days of receiving notice of such ineligibility on the part of DTC (or, in the case of an Alternative Clearing System, such system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so).
In such circumstances, the Issuer will cause sufficient individual Definitive Certificates to be executed and delivered to the Registrar for completion, authentication and despatch to the relevant Bondholders. A person with an interest in the Bonds in respect of which this Regulation S Global Certificate is issued must provide the Registrar with a written order containing instructions and such other information as the Issuer and the Registrar may require to complete, execute and deliver such individual Definitive Certificates.
This Regulation S Global Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration in the register of Bondholders and only the duly registered holder is entitled to payments on Bonds in respect of which this Regulation S Global Certificate is issued.
The Conditions are modified as follows in so far as they apply to the Bonds in respect of which this Regulation S Global Certificate is issued.
Conversion
Subject to the requirements of DTC or any Alternative Clearing System, the Conversion Right attaching to Bonds in respect of which this Regulation S Global Certificate is issued may be exercised at any time during the Conversion Period by the presentation to or to the order of the Principal Paying Agent of one or more Conversion Notices duly completed by or on behalf of a holder of a book-entry interest in such Bonds. Deposit of this Regulation S Global Certificate with the Principal Paying Agent together with the relevant Conversion Notice(s) shall not be required. The exercise of the Conversion Right shall be notified by the Principal Paying Agent to the Registrar and the holder of this Regulation S Global Certificate.
Meetings
The registered holder (as defined in the Conditions) of a Global Certificate will be treated as being two persons for the purposes of any quorum requirements of a meeting of Bondholders and, at any such meeting, as having one vote in respect of each US$1,000 in principal amount of Bonds for which such Global Certificate is issued. The Trustee may allow any accountholder (or the representative of such person) of a clearing system entitled to Bonds in respect of which such Global Certificate has been issued to attend and speak (but not to vote) at a meeting of Bondholders on appropriate proof of his identity.
Trustee's Powers
In considering the interests of Bondholders while this Regulation S Global Certificate is registered in the name of a nominee for a clearing system the Trustee may, to the extent it considers it appropriate to do so in the circumstances, (a) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of Bonds and (b) consider such interests on the basis that such accountholders were the holders of the Bonds in respect of which this Regulation S Global Certificate is issued.
Bondholders
Subject as provided in the Trust Deed, each person who is for the time being shown in the records of DTC as entitled to a particular principal amount of the Bonds represented by this Regulation S Global Certificate (in which regard any certificate or other document issued by DTC as to the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of such principal amount of such Bonds for all purposes other than with respect to payments of principal, premium (if any) and interest on the Bonds for which purpose the registered holder of this Regulation S Global Certificate shall be deemed to be the holder of such principal amount of the Bonds in accordance with and subject to the terms of this Regulation S Global Certificate and the Trust Deed.
Cancellation
Cancellation of any Bond required by the Conditions to be cancelled following its redemption, conversion or purchase by the Issuer will be effected by reduction in the principal amount of the Bonds in the Register and this Regulation S Global Certificate on its presentation to or to the order of the Registrar for annotation (for information only) in Schedule A.
Repurchase of the Bonds at Option of the Bondholders
The Bondholders' put options in Condition 8(E) may be exercised by the holder of this Regulation S Global Certificate giving notice to the Principal Paying Agent of the principal amount of Bonds in respect of which the option is exercised and presenting this Regulation S Global Certificate for endorsement or exercise within the time limits specified in such Conditions.
Payments
Payments of any amounts payable in respect of the Bonds represented by a Global Certificate will be made without presentation or if no further payment falls to be made in respect of the Bonds, against presentation and surrender of the relevant Global Certificate to or to the order of the Principal Paying Agent or to the order of such other Paying Agent as shall have been notified to the holders of Bonds for such purpose.

Registration of Title
Certificates in definitive form for individual holdings of Bonds will not be issued in exchange for interests in Bonds in respect of which this Regulation S Global Certificate is issued, except where DTC (or any other Alternative Clearing System as shall have been designated by the Issuer and approved by the Trustee on behalf of which the Bonds evidenced by this Regulation S Global Certificate may be held) notifies the Issuer that it is no longer willing or able to discharge properly its responsibilities as depositary with respect to the Bonds, or ceases to be a clearing agency registered under the U.S. Securities Exchange Act of 1934, as amended, or is at any time no longer eligible to act as such and the Issuer is unable to locate a qualified successor within 90 days of receiving notice of such ineligibility on the part of DTC (or, in the case of an Alternative Clearing System, such system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so).
Transfers
Transfers of book-entry interests in the Bonds will be effected through the records of DTC (or any Alternative Clearing System) and their respective direct and indirect participants in accordance with the rules and procedures of DTC (or any Alternative Clearing System) and their respective direct and indirect participants.
Exchange for Interests in a 144A Global Certificate
If a holder of a beneficial interest in the Bonds represented by this Regulation S Global Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Certificate (as defined in the Trust Deed), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of DTC, Euroclear, Clearstream or an Alternative Clearing System, as the case may be; provided that no such transfer may take place during the period of seven days ending on the due date for any payment of principal in respect of the Bonds; and provided further that any such transfer shall be in accordance with the provisions of the Agency Agreement. Upon notification to the Registrar by the Custodian that the appropriate debit and credit entries have been made in the accounts of the relevant participants of DTC, Euroclear, Clearstream or an Alternative Clearing System, as the case may be, the Issuer shall procure that the Registrar will decrease the aggregate principal amount of Bonds registered in the name of the holder of, and represented by, this Regulation S Global Certificate, and increase the aggregate principal amount of Bonds registered in the name of the registered holder for the time being of, and represented by, such Rule 144A Global Certificate. Such beneficial interest will, upon transfer, cease to be an interest in such Regulation S Global Certificate and become an interest in such Rule 144A Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to interests in such Rule 144A Global Certificate for as long as it remains such an interest.
Notices
So long as the Bonds are represented by Global Certificates and the Global Certificates are held on behalf of DTC or any Alternative Clearing System, notices to holders of the Bonds may be given by delivery of the relevant notice to DTC or such Alternative Clearing System for communication to entitled account holders in substitution for notification as required by the Conditions except that, so long as the Bonds are listed on any stock exchange, notices shall also be published in accordance with the rules of such stock exchange. Any such notice shall be deemed to have been given to the holders of the Bonds on the day after the day on which such notice is delivered to DTC or such Alternative Clearing System.
This Regulation S Global Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.
A person who is not a party to this Regulation S Global Certificate has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Regulation S Global Certificate except and to the extent (if any) that this Regulation S Global Certificate expressly provides for such Act to apply to any of its terms.
This Regulation S Global Certificate and any non-contractual obligations arising out of or in connection with it is governed by, and shall be construed in accordance with, English law.
IN WITNESS whereof this Certificate has been executed on behalf of the Issuer.
Dated
WYNN MACAU, LIMITED

By:

Certificate of Authentication
This Certificate is duly authenticated without recourse, warranty or liability.

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Registrar

By:
Authorised Signatory
Name:
Title:
Dated:

Schedule A
SCHEDULE OF INCREASE OR REDUCTIONS IN PRINCIPAL AMOUNT OF THE BONDS IN RESPECT OF WHICH THIS REGULATION S GLOBAL CERTIFICATE IS ISSUED
The following increase or reductions in the principal amount of the Bonds in respect of which this Regulation S Global Certificate is issued have been made as a result of (a) exercise of the Conversion Right attaching to Bonds or (b) redemption of Bonds or (c) issue of Definitive Certificates in respect of the Bonds or (d) purchase and cancellation of Bonds or (e) any transfer of the principal amount of the Bonds to or from this Regulation S Global Certificate:

Date of Conversion/ /Redemption/ Purchase and cancellation/issue of Definitive Certificates (stating which)	Amount of increase/decrease in principal amount of Bonds	Principal amount of Bonds following such increase/decrease	Notation made by or on behalf of the Registrar

Schedule B
INTEREST PAYMENTS IN RESPECT OF THIS REGULATION S GLOBAL CERTIFICATE
The following payments of interest in respect of this Regulation S Global Certificate and the Bonds represented by this Regulation S Global Certificate have been made:

Date made	Amount of Interest due and payable	Amount of interest paid	Notation made by or on behalf of the Principal Paying Agent

FORM OF TRANSFER
FOR VALUE RECEIVED the undersigned hereby transfers the following principal amounts of Bonds in respect of which the Certificate is issued, and all rights in respect thereof, to the transferee(s) listed below:

Principal Amount transferred	Name, address and account for payments of transferee
In connection with any transfer of this Bond prior to the date 40 days after the later of the original issue date hereof and the last date on which Wynn Macau, Limited (the “Issuer”) or any affiliate of the Issuer was the owner of this Bond (or any predecessor of this Bond), the undersigned confirms that such Bond is being transferred:
☐        to the Issuer or a subsidiary thereof; or
☐        to a person who it reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) (a “QIB”) purchasing for its own account or for the account of a QIB in compliance with Rule 144A under the Securities Act of 1933, as amended; or
☐        outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act; or
☐        pursuant to an exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended (if available); or
☐        pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in each case, in accordance with applicable state securities laws.

Dated:         Certifying Signature: _________________________
Name:
Bonds:
(a)A representative of the Bondholder should state the capacity in which he signs e.g., executor.
(b)The signature of the transferee shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Principal Paying Agent or the Registrar may require.

PRINCIPAL PAYING AGENT, TRANSFER AGENT, PRINCIPAL CONVERSION AGENT AND REGISTRAR
Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 17th Floor
Mail Stop: NYC01-1710
New York, NY 10019
USA

PART B
FORM OF RULE 144A GLOBAL CERTIFICATE
[THIS BOND AND THE SHARES DELIVERED UPON THE CONVERSION OF THE BONDS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF WYNN MACAU, LIMITED (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE ON WHICH THE ISSUER INSTRUCTS THE TRUSTEE THAT THIS RESTRICTIVE LEGEND SHALL BE DEEMED REMOVED (WHICH INSTRUCTION IS EXPECTED TO BE GIVEN ON OR ABOUT THE ONE-YEAR ANNIVERSARY OF THE ISSUANCE OF THIS BOND) RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE TRUST DEED CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS BOND IN VIOLATION OF THE FOREGOING RESTRICTIONS.]*
[UNLESS THIS GLOBAL BOND IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY REGISTERED NOTE ISSUED IN EXCHANGE FOR THIS GLOBAL BOND OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS GLOBAL BOND MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THIS GLOBAL BOND, AND MAY NOT BE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THIS LEGEND. BENEFICIAL

INTERESTS IN THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THIS LEGEND.]**
_________________________
*Subject to Clause 3.5 of the Trust Deed, this legend shall be borne by any Certificate issued in respect of a Bond transferred pursuant to, and in reliance on, Rule 144A under the Securities Act.
** This legend shall be borne by any Certificate registered in the name of a nominee of DTC.
WYNN MACAU, LIMITED
(incorporated with limited liability under the laws of the Cayman Islands)
US$600,000,000
4.50 per cent. Convertible Bonds due 2029

RULE 144A GLOBAL CERTIFICATE

COMMON CODE: [  ]
ISIN NO: [  ]
CUSIP: [  ]
No. A-[  ]
The Bonds in respect of which this Rule 144A Global Certificate is issued are in registered form and form the series designated as specified in the title (the "Bonds") of Wynn Macau, Limited (the "Issuer").
The Issuer hereby certifies that Cede & Co. (the “Registered Holder”) as nominee for The Depository Trust Company (“DTC”) is, at the date hereof, entered in the register of Bondholders as the holder of Bonds in the principal amount of US$[  ] ([  ] U.S. Dollars) or such other amount as is shown on the register of Bondholders as being represented by this Rule 144A Global Certificate and is duly endorsed (for information purposes only) in the third column of Schedule A to this Rule 144A Global Certificate . For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Bondholders as holder of the Bonds in respect of which this Rule 144A Global Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Conditions referred to below.
The Bonds are constituted by a Trust Deed dated March 7, 2023 between the Issuer and DB Trustees (Hong Kong) Limited as trustee (the "Trustee") and are subject to, and have the benefit of, the Trust Deed and the terms and conditions (the "Conditions") set out in Schedule 2 to the Trust Deed and herein, as modified by the provisions of this Rule 144A Global Certificate, which in the event of any conflict shall prevail. Terms defined in the Trust Deed and the Conditions have the same meaning when used herein.

The Bonds in respect of which this Rule 144A Global Certificate is issued are convertible into fully paid ordinary shares of the Issuer with full voting rights and a par value of HK$0.001 each (“Shares”) subject to and in accordance with the Conditions and the Trust Deed.
Owners of interests in the Bonds in respect of which this Rule 144A Global Certificate is issued will be entitled to have title to the Bonds registered in their names and to receive individual Definitive Certificates if DTC (or any other clearing system (an "Alternative Clearing System") as shall have been designated by the Issuer and approved by the Trustee on behalf of which the Bonds evidenced by this Rule 144A Global Certificate may be held) notifies the Issuer that it is no longer willing or able to discharge properly its responsibilities as depositary with respect to the Bonds, or ceases to be a clearing agency registered under the U.S. Securities Exchange Act of 1934, as amended, or is at any time no longer eligible to act as such and the Issuer is unable to locate a qualified successor within 90 days of receiving notice of such ineligibility on the part of DTC (or, in the case of an Alternative Clearing System, such system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so)
In such circumstances, the Issuer will cause sufficient individual Definitive Certificates to be executed and delivered to the Registrar for completion, authentication and despatch to the relevant Bondholders. A person with an interest in the Bonds in respect of which this Rule 144A Global Certificate is issued must provide the Registrar with a written order containing instructions and such other information as the Issuer and the Registrar may require to complete, execute and deliver such individual Definitive Certificates.
This Rule 144A Global Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration in the register of Bondholders and only the duly registered holder is entitled to payments on Bonds in respect of which this Rule 144A Global Certificate is issued.
The Conditions are modified as follows in so far as they apply to the Bonds in respect of which this Rule 144A Global Certificate is issued.
Conversion
Subject to the requirements of DTC or any Alternative Clearing System, the Conversion Right attaching to Bonds in respect of which this Rule 144A Global Certificate is issued may be exercised at any time during the Conversion Period by the presentation to or to the order of the Principal Paying Agent of one or more Conversion Notices duly completed by or on behalf of a holder of a book-entry interest in such Bonds. Deposit of this Rule 144A Global Certificate with the Principal Paying Agent together with the relevant Conversion Notice(s) shall not be required. The exercise of the Conversion Right shall be notified by the Principal Paying Agent to the Registrar and the holder of this Rule 144A Global Certificate.
Meetings
The registered holder (as defined in the Conditions) of a Global Certificate will be treated as being two persons for the purposes of any quorum requirements of a meeting of Bondholders and, at any such meeting, as having one vote in respect of each US$1,000 in principal amount of Bonds for which such Global Certificate is issued. The Trustee may allow any accountholder (or the representative of such person) of a clearing system entitled to Bonds in respect of which such Global Certificate has been issued to attend and speak (but not to vote) at a meeting of Bondholders on appropriate proof of his identity.
Trustee's Powers
In considering the interests of Bondholders while this Rule 144A Global Certificate is registered in the name of a nominee for a clearing system the Trustee may, to the extent it considers it appropriate to do so in the circumstances, (a) have regard to such information as may have been made available to it by or on behalf of the relevant clearing system or its operator as to the identity of its accountholders (either individually or by way of category) with entitlements in respect of Bonds and (b) consider such interests on the basis that such accountholders were the holders of the Bonds in respect of which this Rule 144A Global Certificate is issued.
Bondholders
Subject as provided in the Trust Deed, each person who is for the time being shown in the records of DTC as entitled to a particular principal amount of the Bonds represented by this Rule 144A Global Certificate (in which regard any certificate or other document issued by DTC as to the principal amount of such Bonds standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of such principal amount of such Bonds for all purposes other than with respect to payments of principal, premium (if any) and interest on the Bonds for which purpose the registered holder of this Rule 144A Global Certificate shall be deemed to be the holder of such principal amount of the Bonds in accordance with and subject to the terms of this Rule 144A Global Certificate and the Trust Deed.
Cancellation
Cancellation of any Bond required by the Conditions to be cancelled following its redemption, conversion or purchase by the Issuer will be effected by reduction in the principal amount of the Bonds in the Register and this Rule 144A Global Certificate on its presentation to or to the order of the Registrar for annotation (for information only) in Schedule A.
Repurchase of the Bonds at Option of the Bondholders
The Bondholders' put options in Condition 8(E) may be exercised by the holder of this Rule 144A Global Certificate giving notice to the Principal Paying Agent of the principal amount of Bonds in respect of which the option is exercised and presenting this Rule 144A Global Certificate for endorsement or exercise within the time limits specified in such Conditions.
Payments
Payments of any amounts payable in respect of the Bonds represented by a Global Certificate will be made without presentation or if no further payment falls to be made in respect of the Bonds against presentation and surrender of the relevant Global Certificate to or to the order of the Principal Paying Agent or to the order of such other Paying Agent as shall have been notified to the holders of such Bonds for such purpose.

Registration of Title
Certificates in definitive form for individual holdings of Bonds will not be issued in exchange for interests in Bonds in respect of which this Rule 144A Global Certificate is issued, except where DTC (or any other Alternative Clearing System as shall have been designated by the Issuer and approved by the Trustee on behalf of which the Bonds evidenced by this Rule 144A Global Certificate may be held) notifies the Issuer that it is no longer willing or able to discharge properly its responsibilities as depositary with respect to the Bonds, or ceases to be a clearing agency registered under the U.S. Securities Exchange Act of 1934, as amended, or is at any time no longer eligible to act as such and the Issuer is unable to locate a qualified successor within 90 days of receiving notice of such ineligibility on the part of DTC (or, in the case of an Alternative Clearing System, such system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so).
Transfers
Transfers of book-entry interests in the Bonds will be effected through the records of DTC (or any Alternative Clearing System) and their respective direct and indirect participants in accordance with the rules and procedures of DTC (or any Alternative Clearing System) and their respective direct and indirect participants.
Exchange for an Interest in the Regulation S Global Certificate
If a holder of a beneficial interest in the Bonds represented by this Rule 144A Global Certificate wishes at any time to transfer such beneficial interest to a person who wishes to take delivery thereof in the form of a beneficial interest in any Regulation S Global Certificate (as defined in the Trust Deed), such holder may transfer such beneficial interest in accordance with the rules and operating procedures of DTC, Euroclear Bank SA/NV (“Euroclear”), Clearstream Banking S.A. (“Clearstream”) or an Alternative Clearing System, as the case may be; provided that no such transfer may take place during the period of seven days ending on the due date for any payment of principal or interest in respect of the Bonds; and provided further that any such transfer shall be in accordance with the provisions of the Agency Agreement. Upon notification to the Registrar by the Custodian that the appropriate debit and credit entries have been made in the accounts of the relevant participants of DTC, Euroclear, Clearstream or an Alternative Clearing System, as the case may be, the Issuer shall procure that the Registrar will decrease the aggregate principal amount of Bonds registered in the name of the holder of, and represented by, this Rule 144A Global Certificate, and increase the aggregate principal amount of Bonds registered in the name of the registered holder for the time being of, and represented by, such Regulation S Global Certificate. Such beneficial interest will, upon transfer, cease to be an interest in such Rule 144A Global Certificate and become an interest in such Regulation S Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to interests in the Regulation S Global Certificate for as long as it remains such an interest.
Notices
So long as the Bonds are represented by Global Certificates and the Global Certificates are held on behalf of DTC or any Alternative Clearing System, notices to holders of the Bonds may be given by delivery of the relevant notice to DTC or such Alternative Clearing System for communication to entitled account holders in substitution for notification as required by the Conditions except that, so long as the Bonds are listed on any stock exchange, notices shall also be published in accordance with the rules of such stock exchange. Any such notice shall be deemed to have been given to the holders of the Bonds on the day after the day on which such notice is delivered to DTC or such Alternative Clearing System.
This Rule 144A Global Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.
A person who is not a party to this Rule 144A Global Certificate has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Rule 144A Global Certificate except and to the extent (if any) that this Rule 144A Global Certificate expressly provides for such Act to apply to any of its terms.
This Rule 144A Global Certificate and any non-contractual obligations arising out of or in connection with it is governed by, and shall be construed in accordance with, English law.
IN WITNESS whereof this Certificate has been executed on behalf of the Issuer.
Dated []
WYNN MACAU, LIMITED

By:

Certificate of Authentication
This Certificate is duly authenticated without recourse, warranty or liability.

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Registrar
By:
Authorised Signatory
Name:
Title:

Dated:

Schedule A
SCHEDULE OF INCREASE OR REDUCTIONS IN PRINCIPAL AMOUNT OF THE BONDS IN RESPECT OF WHICH THIS RULE 144A GLOBAL CERTIFICATE IS ISSUED
The following increase or reductions in the principal amount of the Bonds in respect of which this Rule 144A Global Certificate is issued have been made as a result of (a) exercise of the Conversion Right attaching to Bonds or (b) redemption of Bonds or (c) issue of Definitive Certificates in respect of the Bonds or (d) purchase and cancellation of Bonds or (e) any transfer of the principal amount of the Bonds to or from this Rule 144A Global Certificate:

Date of Conversion/ /Redemption/ Purchase and cancellation/issue of Definitive Certificates (stating which)	Amount of increase/decrease in principal amount of Bonds	Principal amount of Bonds following such increase/decrease	Notation made by or on behalf of the Registrar

Schedule B
INTEREST PAYMENTS IN RESPECT OF THIS RULE 144A GLOBAL CERTIFICATE
The following payments of interest in respect of this Rule 144A Global Certificate and the Bonds represented by this Rule 144A Global Certificate have been made:

Date made	Amount of Interest due and payable	Amount of interest paid	Notation made by or on behalf of the Principal Paying Agent

FORM OF TRANSFER
FOR VALUE RECEIVED the undersigned hereby transfers the following principal amounts of Bonds in respect of which the Certificate is issued, and all rights in respect thereof, to the transferee(s) listed below:

Principal Amount transferred	Name, address and account for payments of transferee

In connection with any transfer of this Bond prior to the date on which Wynn Macau, Limited (the “Issuer”) instructs the Trustee that the restrictive legend on this Bond shall be deemed removed, the undersigned confirms that such Bond is being transferred:
☐        to Wynn Macau, Limited or a subsidiary thereof; or
☐        to a person who it reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) (a “QIB”) purchasing for its own account or for the account of a QIB in compliance with Rule 144A under the Securities Act of 1933, as amended; or
☐        outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act; or
☐        pursuant to an exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended (if available); or
☐        pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in each case, in accordance with applicable state securities laws.

Dated:         Certifying Signature: ________________________
Name:
Bonds:
(a)A representative of the Bondholder should state the capacity in which he signs e.g., executor.
(b)The signature of the transferee shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Principal Paying Agent or the Registrar may require.

PRINCIPAL PAYING AGENT, TRANSFER AGENT PRINCIPAL CONVERSION AGENT AND REGISTRAR
Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 17th Floor
Mail Stop: NYC01-1710
New York, NY 10019
USA

PART C
FORM OF REGULATION S DEFINITIVE CERTIFICATE
THIS BOND AND THE SHARES DELIVERED UPON THE CONVERSION OF THE BONDS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER AND ANY ACCOUNT FOR WHICH IT IS ACTING (1) REPRESENTS THAT IT (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF WYNN MACAU, LIMITED (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS BOND (OR ANY PREDECESSOR OF THIS BOND) RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE TRUST DEED CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS BOND IN VIOLATION OF THE FOREGOING RESTRICTIONS.*
*Subject to Clause 3.5 of the Trust Deed, this legend shall be borne by any Certificate issued in respect of a Bond transferred pursuant to, and in reliance on, Regulation S under the Securities Act.
WYNN MACAU, LIMITED
(incorporated with limited liability under the laws of the Cayman Islands)
US$600,000,000
4.50 per cent. Convertible Bonds due 2029

REGULATION S DEFINITIVE CERTIFICATE

COMMON CODE: []
ISIN NO: []
1

CUSIP: [  ]
No. S-[  ]
The Bond or Bonds in respect of which this Regulation S Definitive Certificate is issued, the identifying numbers of which are noted below, are in registered form and form part of a series designated as specified in the title (the "Bonds") of Wynn Macau, Limited (the "Issuer") and constituted by the Trust Deed referred to on the reverse hereof. The Bonds are subject to, and have the benefit of, that Trust Deed and the terms and conditions (the "Conditions") set out on the reverse hereof.
The Issuer hereby certifies that [         ] of [         ] is, at the date hereof, entered in the register of Bondholders as the holder of Bonds in the principal amount of US$[] ([         ] U.S. Dollars). For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Bondholders as holder of the Bonds in respect of which this Regulation S Definitive Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Conditions.
The Bonds in respect of which this Regulation S Definitive Certificate is issued are convertible into fully paid ordinary shares of the Issuer with full voting rights and with a par value of HK$0.001 each ("Shares") of the Issuer subject to and in accordance with the Conditions and the Trust Deed.
This Regulation S Definitive Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration on the register of Bondholders and only the duly registered holder is entitled to payments on Bonds in respect of which this Regulation S Definitive Certificate is issued.
This Regulation S Definitive Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.
A person who is not a party to this Regulation S Definitive Certificate has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Regulation S Definitive Certificate except and to the extent (if any) that this Regulation S Definitive Certificate expressly provides for such Act to apply to any of its terms.
This Regulation S Definitive Certificate and any non-contractual obligations arising out of or in connection with it is governed by, and shall be construed in accordance with, English law.
IN WITNESS whereof the Issuer has caused this Regulation S Definitive Certificate to be signed on its behalf.
Dated []
WYNN MACAU, LIMITED
By:

Authorised Signatory
2

Certificate of Authentication
This Regulation S Definitive Certificate is duly authenticated without recourse, warranty or liability.
Certified that the above-named holder is at the date hereof entered in the register of Bondholders as holder of the above-mentioned principal amount of Bonds with identifying numbers:

Deutsche Bank Trust Company Americas
as Registrar
By:
Authorised Signatory
Dated:
3

On the back:
Terms and Conditions of the Bonds
[The Terms and Conditions that are set out in Schedule 2 to the Trust Deed will be set out here.]
PRINCIPAL PAYING AGENT, TRANSFER AGENT, PRINCIPAL CONVERSION AGENT AND REGISTRAR

Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 17th Floor
Mail Stop: NYC01-1710
New York, NY 10019
USA

4

FORM OF TRANSFER
FOR VALUE RECEIVED the undersigned hereby transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)
US$[] principal amount of the Bonds (having identifying numbers ...) in respect of which this Regulation S Definitive Certificate is issued, and all rights in respect thereof.
In connection with any transfer of this Bond prior to the date 40 days after the later of the original issue date hereof and the last date on which Wynn Macau, Limited (the “Issuer”) or any affiliate of the Issuer was the owner of this Bond (or any predecessor of this Bond), the undersigned confirms that such Bond is being transferred:
☐        to the Issuer or a subsidiary thereof; or
☐        to a person who it reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) (a “QIB”) purchasing for its own account or for the account of a QIB in compliance with Rule 144A under the Securities Act of 1933, as amended; or
☐        outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act; or
☐        pursuant to an exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended (if available); or
☐        pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in each case, in accordance with applicable state securities laws.
All payments in respect of the Bonds hereby transferred are to be made (unless otherwise instructed by the transferee) to the following account:
Name of bank:
Account number:
For the account of:
Dated:
Certifying Signature
5

Name:

Bonds:
(a)A representative of the Bondholder should state the capacity in which he signs, e.g., executor.
(b)The signature of the transferor shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Agent or the Registrar may require.

6

PART D
FORM OF RULE 144A DEFINITIVE CERTIFICATE
THIS BOND AND THE SHARES DELIVERED UPON THE CONVERSION OF THE BONDS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER AND ANY ACCOUNT FOR WHICH IT IS ACTING (1) REPRESENTS THAT IT (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”) OR (B) IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS BOND OR THE SHARES DELIVERABLE UPON THE CONVERSION HEREOF (OR OF A BENEFICIAL INTEREST HEREIN OR THEREIN) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF WYNN MACAU, LIMITED (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE ON WHICH THE ISSUER INSTRUCTS THE TRUSTEE THAT THIS RESTRICTIVE LEGEND SHALL BE DEEMED REMOVED (WHICH INSTRUCTION IS EXPECTED TO BE GIVEN ON OR ABOUT THE ONE-YEAR ANNIVERSARY OF THE ISSUANCE OF THIS BOND) RESELL OR OTHERWISE TRANSFER THIS BOND EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS BOND OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS BOND OR ANY INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE TRUST DEED CONTAINS A PROVISION REQUIRING THE REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THIS BOND IN VIOLATION OF THE FOREGOING RESTRICTIONS.*
_________________________
*Subject to Clause 3.5 of the Trust Deed, this legend shall be borne by any Certificate issued in respect of a Bond transferred pursuant to, and in reliance on, Rule 144A under the Securities Act.
WYNN MACAU, LIMITED
(incorporated with limited liability under the laws of the Cayman Islands)
US$600,000,000
4.50 per cent. Convertible Bonds due 2029

RULE 144A DEFINITIVE CERTIFICATE

COMMON CODE: []
ISIN NO: []
1

CUSIP: [  ]
No. A-[  ]
The Bond or Bonds in respect of which this Rule 144A Definitive Certificate is issued, the identifying numbers of which are noted below, are in registered form and form part of a series designated as specified in the title (the "Bonds") of Wynn Macau, Limited (the "Issuer") and constituted by the Trust Deed referred to on the reverse hereof. The Bonds are subject to, and have the benefit of, that Trust Deed and the terms and conditions (the "Conditions") set out on the reverse hereof.
The Issuer hereby certifies that [         ] of [         ] is, at the date hereof, entered in the register of Bondholders as the holder of Bonds in the principal amount of US$[] ([         ] U.S. Dollars). For value received, the Issuer promises to pay the person who appears at the relevant time on the register of Bondholders as holder of the Bonds in respect of which this Rule 144A Definitive Certificate is issued such amount or amounts as shall become due in respect of such Bonds and otherwise to comply with the Conditions.
The Bonds in respect of which this Rule 144A Definitive Certificate is issued are convertible into fully paid ordinary shares of the Issuer with full voting rights and with a par value of HK$0.001 each ("Shares") of the Issuer subject to and in accordance with the Conditions and the Trust Deed.
This Rule 144A Definitive Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration on the register of Bondholders and only the duly registered holder is entitled to payments on Bonds in respect of which this Rule 144A Definitive Certificate is issued.
This Rule 144A Definitive Certificate shall not be valid for any purpose until authenticated by or on behalf of the Registrar.
A person who is not a party to this Rule 144A Definitive Certificate has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Rule 144A Definitive Certificate except and to the extent (if any) that this Rule 144A Definitive Certificate expressly provides for such Act to apply to any of its terms.
This Rule 144A Definitive Certificate and any non-contractual obligations arising out of or in connection with it is governed by, and shall be construed in accordance with, English law.
IN WITNESS whereof the Issuer has caused this Rule 144A Definitive Certificate to be signed on its behalf.
Dated []
WYNN MACAU, LIMITED
By:

Authorised Signatory
2

Certificate of Authentication
This Rule 144A Definitive Certificate is duly authenticated without recourse, warranty or liability.
Certified that the above-named holder is at the date hereof entered in the register of Bondholders as holder of the above-mentioned principal amount of Bonds with identifying numbers:

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Registrar
By:
Authorised Signatory
Dated:
3

On the back:
Terms and Conditions of the Bonds
[The Terms and Conditions that are set out in Schedule 2 to the Trust Deed will be set out here.]
PRINCIPAL PAYING AGENT, TRANSFER AGENT, PRINCIPAL CONVERSION AGENT AND REGISTRAR

Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 17th Floor
Mail Stop: NYC01-1710
New York, NY 10019
USA

4

FORM OF TRANSFER
FOR VALUE RECEIVED the undersigned hereby transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)
US$ [] principal amount of the Bonds (having identifying numbers ...) in respect of which this Rule 144A Definitive Certificate is issued, and all rights in respect thereof.
In connection with any transfer of this Bond prior to the date on which Wynn Macau, Limited (the “Issuer”) instructs the Trustee that the restrictive legend on this Bond shall be deemed removed, the undersigned confirms that such Bond is being transferred:
☐        to Wynn Macau, Limited or a subsidiary thereof; or
☐        to a person who it reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended) (a “QIB”) purchasing for its own account or for the account of a QIB in compliance with Rule 144A under the Securities Act of 1933, as amended; or
☐        outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act; or
☐        pursuant to an exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended (if available); or
☐        pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in each case, in accordance with applicable state securities laws.
All payments in respect of the Bonds hereby transferred are to be made (unless otherwise instructed by the transferee) to the following account:
Name of bank:
Account number:
For the account of:
Dated:
Certifying Signature
5

Name:

Bonds:
(a)A representative of the Bondholder should state the capacity in which he signs, e.g., executor.
(b)The signature of the transferor shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Agent or the Registrar may require.

6

Schedule 2
TERMS AND CONDITIONS OF THE BONDS

The issue of US$600,000,000 in aggregate principal amount of 4.50% Convertible Bonds due 2029 (the “Bonds”, which term shall include, unless the context requires otherwise, any further bonds issued in accordance with Condition 15 and consolidated and forming a single series therewith) of Wynn Macau, Limited (the “Issuer”) was authorised by resolutions of the board of directors of the Issuer passed on February 28, 2023.
The Bonds are constituted by a trust deed (as amended and/or supplemented from time to time, the “Trust Deed”) to be dated on or about March 7, 2023 (the “Issue Date”) made between the Issuer and DB Trustees (Hong Kong) Limited as trustee for the holders of the Bonds (the “Trustee”, which term shall, where the context so permits, include all other persons or companies for the time being acting as trustee or trustees under the Trust Deed) and are subject to a paying, conversion and transfer agency agreement to be dated on or about the Issue Date (as amended and/or supplemented from time to time, the “Agency Agreement”) made between the Issuer, the Trustee, Deutsche Bank Trust Company Americas, as principal paying agent and principal conversion agent (the “Principal Agent”), as registrar (the “Registrar”) and as transfer agent (the “Transfer Agent”) and the other paying agents, conversion agents and transfer agents appointed under it (each a “Paying Agent”, a “Conversion Agent” or a “Transfer Agent”, respectively, and together with the Registrar and the Principal Agent, the “Agents”) relating to the Bonds. The term “Paying Agents” includes the Principal Agent and the term “Conversion Agents” includes the Principal Agent. References to the “Principal Agent”, the “Registrar”, the “Transfer Agent” and “Agents” below are references to the principal agent, the registrar, the transfer agent and the agents for the time being for the Bonds. Deutsche Bank Securities Inc will act as designated settlement agent for the purposes of settling the Bonds at the time of the offering. These terms and conditions (these “Conditions”) include summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bonds. Unless otherwise defined, terms used in these Conditions have the meanings specified in the Trust Deed.
Copies of the Trust Deed and the Agency Agreement are (i) available during usual business hours (being between 9:00 a.m. and 3:00 p.m. from Monday to Friday other than a public holiday) at the principal office for the time being of the Trustee (being at the Issue Date at Level 60, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong ) and at the specified office for the time being of the Principal Agent, in each case, following prior written request and satisfactory proof of holding or, (ii) available to the Bondholders electronically via email from the Trustee. The Bondholders (as defined in Condition 2(B)) are entitled to the benefit of the Trust Deed, and are bound by, and deemed to have notice of all the provisions of the Trust Deed and those provisions of the Agency Agreement applicable to them.
1.Status
The Bonds constitute direct, unsubordinated, unconditional and (subject to Condition 4(A)) unsecured obligations of the Issuer and shall at all times rank pari passu and without any preference or priority among themselves. The payment obligations of the Issuer under the Bonds shall, save for such exceptions as may be provided by mandatory provisions of applicable law and subject to Condition 4(A), at all times rank at least equally with all of its other present and future senior, unsecured and unsubordinated obligations.
2.Form, Denomination and Title
(A)Form and Denomination
The Bonds are issued in registered form in the denomination of US$200,000 each and integral multiples of US$1,000 (each, an “Authorised Denomination”) in excess thereof. A bond certificate (each a “Certificate”) will be issued to each Bondholder in respect of its registered holding of Bonds. Each Certificate will be numbered serially with an identifying number which will be recorded on the relevant Certificate and in the register of Bondholders (the “Register”) which the Issuer will procure to be kept by the Registrar.
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(B)Title
Title to the Bonds passes only by transfer and registration in the Register as described in Condition 3. The holder of any Bond will (except as ordered by a court of competent jurisdiction or as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person will be liable for so treating the holder. In these Conditions, “Bondholder” and (in relation to a Bond) “holder” means the person in whose name a Bond is registered.
3.Transfers of Bonds; Issue of Certificates
(A)Register
The Issuer will cause the Register to be kept at the specified office of the Registrar outside Hong Kong and the United Kingdom and in accordance with the terms of the Agency Agreement on which shall be entered the names and addresses of the holders of the Bonds and the particulars of the Bonds held by them and of all transfers, redemptions and conversions of the Bonds. Each Bondholder shall be entitled to receive only one Certificate in respect of its entire holding of Bonds.
(B)Transfer
Subject to Conditions 3(E) and 3(F) and the terms of the Agency Agreement, a Bond may be transferred or exchanged by delivery of the Certificate issued in respect of that Bond, with the form of transfer on the back duly completed and signed by the holder or his attorney duly authorised in writing, to the specified office of either the Registrar or any of the Transfer Agents and any other evidence as the Registrar or such Transfer Agent may require to prove the title of the transferor and the authority of the individuals who have executed such form of transfer. No transfer of a Bond will be valid unless and until entered on the Register.
(C)Delivery of New Certificates
Each new Certificate to be issued upon a transfer, conversion or exchange of Bonds will, within seven business days of receipt by the Registrar or, as the case may be, any Transfer Agent of the original certificate and the form of transfer duly completed and signed, be made available for collection at the specified office of the Registrar or such Transfer Agent or, if so requested in the form of transfer, be mailed by uninsured mail at the risk of the holder entitled to the Bonds (but free of charge to the holder and at the Issuer’s expense) to the address specified in the form of transfer. The form of transfer is available at the specified office of the Principal Agent.
Where only part of a principal amount of the Bonds (being that of one or more Bonds) in respect of which a Certificate is issued is to be transferred, exchanged, converted, redeemed or repurchased, a new Certificate in respect of the Bonds not so transferred, exchanged or converted will, within seven business days of delivery of the original Certificate to the Registrar or the relevant Transfer Agent, be made available for collection at the specified office of the Registrar or such Transfer Agent or, if so requested in the form of transfer, be mailed by uninsured mail at the risk of the holder of the Bonds not so transferred, exchanged, converted, redeemed or repurchased (but free of charge to the holder and at the Issuer’s expense) to the address of such holder appearing on the Register.
For the purposes of Condition 3 and Condition 6, “business day” shall mean a day other than a Saturday, Sunday or public holiday on which banks are generally open for business in the city in which the specified office of the Registrar and Transfer Agent (if a Certificate is deposited with it in connection with a transfer or conversion) or the Conversion Agent with whom a Certificate is deposited in connection with a transfer, redemption or conversion, is located.
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(D)Formalities Free of Charge
Subject to Conditions 3(E) and 3(F), registration of a transfer of Bonds and issuance of new Certificates will be effected without charge by or on behalf of the Issuer or any of the Agents, but upon (i) payment (or the giving of such indemnity and/or security and/or pre-funding as the Issuer or any of the Agents may require) in respect of any tax, duties or other governmental charges which may be imposed in relation to such transfer and (ii) the Issuer or the relevant Agent being satisfied that the regulations concerning transfer of Bonds have been complied with.
(E)Closed Periods
No Bondholder may require the transfer of a Bond to be registered (i) during the period of seven days ending on (and including) the dates for payment of any principal pursuant to these Conditions; (ii) after a Conversion Notice (as defined in Condition 6(B)) has been delivered with respect to a Bond; (iii) after a Relevant Event Redemption Notice (as defined in Condition 8(E)) has been deposited in respect of such Bond pursuant to Condition 8(E) or after a put notice has been deposited in respect of such Bond pursuant to Condition 8(D); or (iv) during the period of seven days ending on (and including) any date of redemption with respect to such Bond pursuant to Conditions 8(B), 8(C) and 8(J). Each such period is a “Closed Period.”
(F)Regulations
All transfers of Bonds and entries on the Register will be made subject to the detailed regulations concerning transfer of Bonds scheduled to the Agency Agreement. Such regulations may be changed by the Issuer, with the prior written approval of the Trustee and the Registrar, and/or by the Registrar, with the prior written approval of the Issuer and the Trustee. A copy of the current regulations will be made available for inspection by the Registrar to any Bondholder who requests for one in writing and provides proof of holding satisfactory to the Registrar.
4.Covenants
(A)Negative Pledge
So long as any Bond remains outstanding (as defined in the Trust Deed), the Issuer will not, and will ensure that none of its Subsidiaries will, create, permit to subsist or arise or have outstanding, any Encumbrance, upon the whole or any part of its present or future undertaking, assets or revenues (including any uncalled capital) to secure any Relevant Indebtedness, or any guarantee or indemnity in respect of any Relevant Indebtedness, without at the same time or prior thereto according to the Bonds the same Encumbrance as is created or subsisting to secure any such Relevant Indebtedness, guarantee or indemnity equally and rateably or such other security as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders.
(B)Merger, Consolidation or Sale of Assets
The Issuer will not, directly or indirectly, (1) consolidate or merge with or into another Person (whether or not the Issuer is the surviving entity) or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, in one or more related transactions, to another Person, unless:
i.either (a) the Issuer is the surviving entity or (b) the Person formed by or surviving any such consolidation or merger (if other than the Issuer) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of Hong Kong, Macau, Singapore, the Cayman Islands, the British Virgin Islands, Bermuda, the Isle of Man, the United States, any state of the United States or the District of Columbia;
ii.the Person formed by or surviving any such consolidation or merger (if other than the Issuer) or the Person to which such sale, assignment, transfer, conveyance or other
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disposition shall have been made assumes all the obligations of the Issuer under the Bonds, the Trust Deed and the Agency Agreement pursuant to supplemental documentation; and
iii.immediately after such transaction, no Event of Default shall have occurred and be continuing.
For the avoidance of doubt, a pledge, mortgage, charge, lien, encumbrance, hypothecation or grant of any other security interest on an asset or property shall not be considered as a sale, assignment, transfer, conveyance or disposal of such asset or property.
(C)Definitions
In these Conditions:
“Encumbrance” means a mortgage, charge, pledge, lien or other encumbrance or security interest securing any obligation of any person or any other arrangement with similar economic effect;
“Relevant Indebtedness” means any future or present indebtedness in the form of or represented by debentures, loan stock, bonds, notes, bearer participation certificates, depositary receipts, certificates of deposit or other similar securities or instruments or by bills of exchange drawn or accepted for the purpose of raising money which for the time being are, or are intended to be or are capable of being, quoted, listed, dealt in or traded on any stock exchange or over the counter or on any other securities market (whether or not initially distributed by way of private placement); and
Any reference to a “subsidiary” or “Subsidiary” of any person is to:
(i)any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock (as defined in Condition 8(E)) entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof);
(ii)any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof); or
(iii)any limited liability company (a) the manager or managing member of which is such Person or a Subsidiary of such Person or (b) the only members of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
5.Interest
The Bonds bear interest on their outstanding principal amount from and including the Issue Date at the rate of 4.50 per cent. per annum, payable semi-annually in arrear on March 7 and September 7 of each year (each an “Interest Payment Date”), commencing on September 7, 2023.
Each Bond will cease to bear interest (a) (subject to Condition 6(B)(iv)) where the Conversion Right (as defined in Condition 6(A)) attached to it shall have been exercised by a Bondholder, from and including the Interest Payment Date immediately preceding the relevant Conversion Date (as defined in Condition 6(B)), or if none, the Issue Date, subject to conversion of the relevant Bonds in accordance with Condition 6(B), (b) where such Bond is redeemed or repaid pursuant to Condition 8 or Condition 10, from the due date for redemption or repayment thereof unless, upon due presentation thereof, payment of the full amount due is improperly withheld or refused. In such event, it will continue to bear interest
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at one per cent. per annum above the rate aforesaid (both before and after judgment) up to but excluding whichever is the earlier of (x) the day on which all sums due in respect of such Bond up to that day are received by or on behalf of the relevant holder, and (y) the day which is seven days after the Trustee or the Principal Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to that seventh day (except to the extent that there is failure in the subsequent payment to the relevant holders under these Conditions). If interest is required to be calculated for a period of less than a complete Interest Period (as defined below), the relevant day-count fraction will be determined on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.
In these Conditions, the period beginning on and including the Issue Date and ending on but excluding the first Interest Payment Date and each successive period beginning on and including an Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date is called an “Interest Period.”
Interest in respect of any Bond shall be calculated per US$1,000 in principal amount of the Bonds (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall be equal to the product of 4.50 per cent., the Calculation Amount and the day-count fraction (determined in the same manner as stated above in this Condition 5) for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards).
6.Conversion
(A)Conversion Right
(i)Conversion Period: Bondholders have the right to convert their Bonds into Shares (as defined in Condition 6(A)(v)) credited as fully paid at any time during the Conversion Period referred to below.
The right of a Bondholder to convert any Bond into Shares is called the “Conversion Right.” Subject to and upon compliance with these Conditions, the Conversion Right attaching to any Bond may be exercised, at the option of the holder thereof, at any time on or after April 17, 2023 up to the close of business (at the place where the Certificate evidencing such Bond is deposited for conversion) on the 10th day prior to the Maturity Date (as defined in Condition 8(A) (both days inclusive) (but, except as provided in Condition 6(A)(iv) and Condition 10, in no event thereafter) or, if such Bond shall have been called for redemption by the Issuer before the Maturity Date, then up to the close of business (at the place aforesaid) on a date no later than 10 days (both days inclusive and in the place aforesaid) prior to the date fixed for redemption thereof or if notice requiring redemption has been given by the holder of such Bond pursuant to Condition 8(D) or Condition 8(E) then up to the close of business (at the place aforesaid) on the business day prior to the giving of such notice (the “Conversion Period”).
A Conversion Right may not be exercised (x) in respect of a Bond where the holder shall have exercised its right, by delivering or depositing the relevant notice, to require the Issuer to redeem or repurchase such Bond pursuant to Condition 8(D) or Condition 8(E) or (y) except as provided in Conditions 6(A)(iv), following the giving of notice by the Trustee pursuant to Condition 10.
(ii)Number of Shares: The number of Shares to be issued upon exercise of the Conversion Right will be determined by the Issuer by dividing the principal amount of the Bonds to be converted (translated into Hong Kong dollars at the fixed rate of HK$7.8497 = U.S.$1.00 (the “Fixed Exchange Rate”)) by the Conversion Price in effect on the relevant Conversion Date (both as hereinafter defined). A Conversion Right may only be exercised in respect of one or more Bonds. If more than one Bond held by the same holder is converted at any one time by the same holder, the number of Shares to be
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issued upon such conversion will be calculated on the basis of the aggregate principal amount of the Bonds to be converted.
(iii)Fractions of Shares: Fractions of Shares will not be issued on exercise of Conversion Rights and no cash payment or other adjustments will be made in lieu thereof. However, if the Conversion Right in respect of more than one Bond is exercised at any one time such that Shares to be issued on conversion are to be registered in the same name, the number of such Shares to be issued in respect thereof shall be calculated on the basis of the aggregate principal amount of such Bonds being so converted and rounded down to the nearest whole number of Shares. Notwithstanding the foregoing, in the event of a consolidation or re-classification of Shares by operation of law or otherwise occurring after March 2, 2023 which reduces the number of Shares outstanding, the Issuer will upon conversion of Bonds pay in cash in U.S. dollars a sum equal to such portion of the principal amount of the Bond or Bonds evidenced by the Certificate deposited in connection with the exercise of Conversion Rights, aggregated as provided in Condition 6(A)(i), as corresponds to any fraction of a Share not issued as a result of such consolidation or re-classification aforesaid if such sum exceeds US$10.00. Any such sum shall be paid not later than five Stock Exchange Business Days (as defined in Condition 6(B)(i)) after the relevant Conversion Date by transfer to a U.S. dollar account maintained by the payee, in accordance with instructions given by the relevant Bondholder in the relevant Conversion Notice.
(iv)Conversion Price: The price at which Shares will be issued upon conversion (the “Conversion Price”) will initially be HK$10.24375 per Share, but will be subject to adjustment in the manner provided in Condition 6(C) and Condition 6(D).
(v)Revival and/or survival after Default: Notwithstanding Condition 6(A)(i), if (a) the Issuer shall default in making payment in full in respect of any Bond which shall have been called or put for redemption on the date fixed for redemption thereof, (b) any Bond has become due and payable prior to the Maturity Date by reason of the occurrence of any of the events under Condition 10, or (c) any Bond is not redeemed on the Maturity Date in accordance with Condition 8(A), the Conversion Right attaching to such Bond will revive and/or will continue to be exercisable up to, and including, the close of business (at the place where the Certificate evidencing such Bond is deposited for conversion) on the date upon which the full amount of the moneys payable in respect of such Bond has been duly received by the Principal Agent or the Trustee and notice of such receipt has been duly given to the Bondholders and notwithstanding Condition 6(A)(i), any Bond in respect of which the Certificate and the Conversion Notice are deposited for conversion prior to such date shall be converted on the relevant Conversion Date (as defined below) notwithstanding that the full amount of the moneys payable in respect of such Bond shall have been received by the Principal Agent or the Trustee before such Conversion Date or that the Conversion Period may have expired before such Conversion Date.
(vi)Meaning of “Shares”: As used in these Conditions, the expression “Shares” means initially the ordinary shares of par value HK$0.001 each of the Issuer or shares of any class or classes resulting from any subdivision, consolidation or re-classification of those shares, which as between themselves have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation or dissolution of the Issuer.
(B)Conversion Procedure
(i)Conversion Notice: To exercise the Conversion Right attaching to any Bond, the holder thereof must complete, execute and deposit at his own expense during normal business hours (being 9:00 a.m. to 3:00 p.m., Monday to
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Friday (excluding public holidays) on which commercial banks are open for business in the city of the Conversion Agent) at the specified office of any Conversion Agent a notice of conversion (a “Conversion Notice”) in the form (for the time being current) obtainable from the specified office of the Conversion Agent, together with the relevant Certificate and confirmation that any amounts required to be paid by the Bondholder under Condition 6(B)(ii) have been so paid. Conversion Rights shall be exercised subject in each case to any applicable fiscal or other laws or regulations applicable in the jurisdiction in which the specified office of the Conversion Agent to whom the relevant Conversion Notice is delivered is located.
If such delivery is made after the end of normal business hours (being 9:00 a.m. to 3:00 p.m.) or on a day which is not a business day in the place of the specified office of the relevant Conversion Agent, such delivery shall be deemed for all purposes of these Conditions to have been made on the next business day following such business day.
Any determination as to whether any Conversion Notice has been duly completed and properly delivered shall be made by the Issuer and shall, save in the case of manifest error, be conclusive and binding on the Issuer, the Trustee and the relevant Bondholder. A Conversion Notice, once delivered, shall be irrevocable.
The conversion date in respect of a Bond (the “Conversion Date”) must fall at a time when the Conversion Right attaching to that Bond is expressed in these Conditions to be exercisable (subject to Condition 6(A)(v) and Condition 10) and will be deemed to be the Stock Exchange Business Day (as defined below) immediately following the date of the surrender of the Certificate in respect of such Bond and delivery of such Conversion Notice and, if applicable, any such aforementioned certification or any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right. Conversion Rights may only be exercised in respect of an Authorised Denomination. A Conversion Notice once delivered shall be irrevocable and may not be withdrawn unless the Issuer consents in writing to such withdrawal. “Stock Exchange Business Day” means any day (other than a Saturday, Sunday or public holiday) on which The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) or the Alternative Stock Exchange (as defined in Condition 6(C) below), as the case may be, is open for the business of dealing in securities.
(ii)Stamp Duty etc.: A Bondholder delivering a Certificate in respect of a Bond for conversion must pay directly to the relevant authorities any taxes and capital, stamp, issue and registration and transfer taxes and duties (“Duties”) arising on conversion (other than any Duties payable in the Cayman Islands and Hong Kong or any other relevant jurisdiction in connection with the creation, issue, offering or sale of the Bonds or the execution or delivery of the Trust Deed and the Agency Agreement and, if relevant, in the place of the Alternative Stock Exchange, by the Issuer in respect of the allotment and issue of Shares and listing of the Shares on the Hong Kong Stock Exchange or the Alternative Stock Exchange on conversion (the “Issuer Duties”)) (the Duties and the Issuer Duties being collectively “Taxes”) and such Bondholder must pay all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond in connection with such conversion. The Issuer will pay all other expenses arising on the issue of Shares on conversion of Bonds and all charges of the Agents and the share transfer agent for the Shares. The Bondholder must declare in the relevant Conversion Notice that any Taxes (other than the Issuer Duties) payable to the relevant tax authorities pursuant to this Condition 6(B)(ii) have been, or (where permitted by law) will be, paid. Neither the Trustee nor any Agent is under any obligation to determine whether a Bondholder or the Issuer is liable to pay or has paid any Taxes including capital, stamp, issue, registration or similar taxes and duties or the amounts payable (if any) in connection with this Condition 6(B)(ii) or itself to pay any such amounts or any expenses arising
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on the issue of Shares on conversion of Bonds, and neither the Trustee nor any Agent is responsible or liable for any failure by the Issuer or the Bondholder or any other person to pay such Taxes.
If the Issuer shall fail to pay any Issuer Duties, the relevant holder shall be entitled to tender and pay the same and the Issuer as a separate and independent stipulation, covenants to reimburse and indemnify each Bondholder in respect of any payment thereof and any penalties payable in respect thereof.
(iii)Registration: As soon as practicable, and in any event not later than seven Stock Exchange Business Days after the Conversion Date, the Issuer will, in the case of Bonds converted on exercise of the Conversion Right and in respect of which a duly completed Conversion Notice has been delivered and the relevant Certificate and amounts payable by the relevant Bondholder as required by Conditions 6(B)(i) and 6(B)(ii) have been paid, register the person or persons designated for the purpose in the Conversion Notice as holder(s) of the relevant number of Shares in the Issuer’s share register and will, if the Bondholder has also requested in the Conversion Notice and to the extent permitted under the applicable rules and procedures of the Central Clearing and Settlement System of Hong Kong (the “CCASS”) effective from time to time, take all necessary action to procure that Shares are delivered through the CCASS for so long as the Shares are listed on the Hong Kong Stock Exchange; or will make such certificate or certificates available for collection at the office of the Issuer’s share registrar in Hong Kong (currently Computershare Hong Kong Investor Services Limited, 5/F, Manulife Place, 348 Kwun Tong Road, Kowloon, Hong Kong) notified to Bondholders in accordance with Condition 17 or, if so requested in the relevant Conversion Notice, will cause its share registrar to mail (at the risk, and, if sent at the request of such person otherwise than by ordinary mail, at the expense, of the person to whom such certificate or certificates are sent) such certificate or certificates to the person and at the place specified in the Conversion Notice, together (in either case) with any other securities, property or cash required to be delivered upon conversion of the Bonds and such assignments and other documents (if any) as may be required by law to effect the transfer thereof, in which case a single share certificate will be issued in respect of all Shares issued on conversion of Bonds subject to the same Conversion Notice and which are to be registered in the same name.
If the Conversion Date in relation to any Bond shall be on or after the record date for any issue, distribution, grant, offer or other event that gives rise to the adjustment of the Conversion Price pursuant to Condition 6(C) but before the relevant adjustment becomes effective under the relevant Condition, upon the relevant adjustment becoming effective the Issuer shall procure the issue to the converting Bondholder (or in accordance with the instructions contained in the Conversion Notice (subject to applicable exchange control or other laws or other regulations)), such additional number of Shares as is, together with Shares to be issued on conversion of the Bonds, equal to the number of Shares which would have been required to be issued on conversion of such Bond if the relevant adjustment to the Conversion Price had been made and become effective on or immediately after the relevant record date. If the Issuer has elected to pay the converting Bondholder cash in lieu of Shares pursuant to the Cash Settlement Option (as defined in Condition 6(B)(v)), the number of excess Shares shall be determined by assuming that the Issuer had not elected the Cash Settlement Option. In such case, the Issuer shall satisfy its obligations under this Condition by paying, as soon as practicable and in any event not later than 10 Stock Exchange Business Days after the date of such adjustment of the Conversion Price becoming effective to the converting Bondholder an aggregate amount in U.S. dollars equal to the product of the Closing Price of any Share (translated into U.S dollars at the Prevailing Rate on such day) and any such additional number of Shares on the date the Issuer would be required to deliver such Shares if the Cash Settlement Option had not been exercised. Such amounts
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shall be paid by means of transfer to a U.S. dollar account maintained by the payee in accordance with instructions given by the relevant Bondholder in the Conversion Notice.
The person or persons specified for that purpose in the Conversion Notice will become the holder of record of the number of Shares issuable upon conversion with effect from the date he is or they are registered as such in the Issuer’s register of members (the “Registration Date”). The Shares issued upon conversion of the Bonds will be fully-paid and will in all respects rank pari passu with the Shares in issue on the relevant Registration Date. Save as set out in these Conditions, a holder of Shares issued on conversion of the Bonds shall not be entitled to receive any rights the record date for which precedes the relevant Registration Date.
If the record date for the payment of any dividend or other distribution in respect of the Shares is on or after the Conversion Date in respect of any Bond, but before the Registration Date (or if the Issuer exercises the Cash Settlement Option, if the record date is on or after the Cash Settlement Notice Date (as defined in Condition 6(B)(v)), but before the actual payment date of the Cash Settlement Amount (as defined in Condition 6(B)(v)), (disregarding any retroactive adjustment of the Conversion Price referred to in this Condition 6(B)(iii) prior to the time such retroactive adjustment shall have become effective), the Issuer will calculate and pay to the converting Bondholder or his designee an amount in U.S. dollars (the “Equivalent Amount”) equal to the Fair Market Value (as defined below) of such dividend or other distribution to which he would have been entitled had he on that record date been such a shareholder of record and will make the payment at the same time as it makes payment of the dividend or other distribution, or as soon as practicable thereafter, but, in any event, not later than seven days thereafter. The Equivalent Amount shall be paid within such time period by transfer to a U.S. dollar account maintained by the payee, in accordance with instructions given by the relevant Bondholder in the Conversion Notice.
(iv)Interest Accrual: If any notice requiring the redemption of any Bonds is given pursuant to Condition 8(B) or Condition 8(C) on or after the fifteenth Hong Kong business day prior to a record date which has occurred since the last Interest Payment Date (or in the case of the first Interest Period, since the Issue Date) in respect of any dividend or distribution payable in respect of the Shares where such notice specifies a date for redemption falling on or prior to the date which is 14 days after the Interest Payment Date next following such record date, interest shall (subject as hereinafter provided) accrue on the Bonds in respect of which Conversion Rights shall have been exercised and in respect of which the Conversion Date falls after such record date and on or prior to the Interest Payment Date next following such record date in each case from and including the preceding Interest Payment Date (or, if such Conversion Date falls before the first Interest Payment Date, from, and including, the Issue Date) to, but excluding, such Conversion Date; provided that no such interest shall accrue on any Bond if the Shares issued on conversion thereof carry an entitlement to receive such dividend or distribution or if the Bond carries an entitlement to receive an Equivalent Amount. Any such interest shall be paid not later than 14 days after the relevant Conversion Date by transfer to a U.S. dollar account maintained by the payee in accordance with instructions given by the relevant Bondholder in the Conversion Notice.
(v)Cash Settlement Option: Notwithstanding the Conversion Right of each Bondholder in respect of each Bond, at any time when the delivery of Shares deliverable upon conversion of the Bond is required to satisfy the Conversion Right in respect of a Conversion Notice, the Issuer shall have the option, in its sole discretion, to pay to the relevant Bondholder an amount of cash equivalent to the Cash Settlement Amount (as defined below) in order to satisfy such Conversion Right in whole or in part (and if in part, the other part shall be satisfied by the delivery of Shares) (the “Cash Settlement
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Option”). In order to exercise the Cash Settlement Option, the Issuer shall provide notice of the exercise of the Cash Settlement Option (the “Cash Settlement Notice”) to the relevant Bondholder, the Trustee and the Agents as soon as practicable but no later than the second Stock Exchange Business Day following the date of the Conversion Date (the date of such Cash Settlement Notice being the “Cash Settlement Notice Date”). The Cash Settlement Notice must specify the number of Shares in respect of which the Issuer will make a cash payment in the manner described in this Condition 6(B)(v). The Issuer shall pay the Cash Settlement Amount no later than two Stock Exchange Business Days after the 20 Stock Exchange Business Day period used to determine the Cash Settlement Amount. The Cash Settlement Amount shall be paid by means of transfer to a U.S. dollar account maintained by the payee in accordance with instructions given by the relevant Bondholder in the Conversion Notice. If the Issuer exercises its Cash Settlement Option in respect of Bonds held by more than one Bondholder which are to be converted on the same Conversion Date, the Issuer shall make the same proportion of cash and Shares available to such converting Bondholders.
For the purposes of these Conditions:
“Cash Settlement Amount” means an amount in U.S. dollars equal to the product of (i) the number of Shares otherwise deliverable upon exercise of the Conversion Right in respect of the Bonds to which the Conversion Notice applies and in respect of which the Issuer has elected the Cash Settlement Option and (ii) the arithmetic average of the Volume Weighted Average Price (as defined below) of the Shares for each Stock Exchange Business Day (translated into U.S dollars at the Prevailing Rate on such day) during the 20 Stock Exchange Business Days immediately after the Cash Settlement Notice Date. The Issuer shall provide notice of the calculation of the Cash Settlement Amount to the Bondholders, the Trustee and the Agents no later than the first Stock Exchange Business Day after the 20 Stock Exchange Business Day period used to determine the Cash Settlement Amount following the Cash Settlement Notice Date.
“Volume Weighted Average Price” means, in relation to a Share for any Stock Exchange Business Day, the order book volume-weighted average price of a Share for such Stock Exchange Business Day appearing on or derived from Bloomberg screen page “1128 HK Equity VAP” (or its successor page) or, if not available on any of such screens, from such other source as shall be determined to be appropriate by an Independent Investment Bank, provided that for any Stock Exchange Business Day where such price is not available or cannot otherwise be determined as provided above, the Volume Weighted Average Price of a Share in respect of such Stock Exchange Business Day shall be the Volume Weighted Average Price, determined as provided above, on the immediately preceding Stock Exchange Business Day on which the same can be so determined.
If the Issuer is at any time otherwise (for any reason whatsoever) unable to issue sufficient Shares in satisfaction of the Conversion Right of any converting Bondholder, the Issuer undertakes to exercise the Cash Settlement Option in full, or to the extent required, to satisfy the Conversion Right of the Bondholder.
(C)Adjustments to Conversion Price
The Conversion Price will be subject to adjustment as follows:
(1)Consolidation, Subdivision, Redesignation or Reclassification: If and whenever there shall be an alteration to the nominal value of the Shares as a result of consolidation, subdivision, redesignation or reclassification, the Conversion Price shall be adjusted
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by multiplying the Conversion Price in force immediately before such alteration by the following fraction:
𝐴
𝐵
where:
A    is the nominal amount of one Share immediately after such alteration; and
B    is the nominal amount of one Share immediately before such alteration.
Such adjustment shall become effective on the date the alteration takes effect.
(2)Capitalisation of Profits or Reserves:
(i)If and whenever the Issuer shall issue any Shares credited as fully paid to the holders of Shares (“Shareholders”) by way of capitalisation of profits or reserves (including any share premium account) including, Shares paid up out of distributable profits or reserves and/or share premium account (except any Scrip Dividend) and which would not have constituted a Capital Distribution, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue by the following fraction:
𝐴
𝐵
where:
A    is the aggregate nominal amount of the issued Shares immediately before such issue; and
B    is the aggregate nominal amount of the issued Shares immediately after such issue.
Such adjustment shall become effective on the date of issue of such Shares or if a record date is fixed therefor, immediately after such record date.
(ii)In the case of an issue of Shares by way of a Scrip Dividend where the Current Market Price on the date of announcement of the terms of such issue of such Shares exceeds 105 per cent. of the amount of the Relevant Cash Dividend or the relevant part thereof and which would not have constituted a Capital Distribution, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before the issue of such Shares by the following fraction:
A + B
A + C
where:
A     is the aggregate nominal amount of the issued Shares immediately before such issue;
B    is the aggregate nominal amount of Shares issued by way of such Scrip Dividend multiplied by a fraction of which (i) the numerator is the amount of the whole, or the relevant part, of the Relevant Cash Dividend and (ii) the denominator is such Current Market Price of the Shares issued by way of
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Scrip Dividend in respect of each existing Share in lieu of the whole, or the relevant part, of the Relevant Cash Dividend; and
C    is the aggregate nominal amount of Shares issued by way of such Scrip Dividend.
Such adjustment shall become effective on the date of issue of such Shares or if a record date is fixed therefor, immediately after such record date.
(3)Capital Distributions: If and whenever the Issuer shall pay or make any Capital Distribution to the Shareholders (except to the extent that the Conversion Price falls to be adjusted under Condition 6(C)(2) above), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such Capital Distribution by the following fraction:

A – B
A
where:
A    is the Current Market Price of one Share on the date on which the Capital Distribution is first publicly announced; and
B    is the Fair Market Value (as defined below) of the portion of the Capital Distribution on the date of such announcement attributable to one Share.
Such adjustment shall become effective on the date that such Capital Distribution is actually made or if a record date is fixed therefor, immediately after such record date. For the purpose of the above, Fair Market Value shall (subject as provided in the definition of “Fair Market Value”) be determined as at the date on which the Capital Distribution is first publicly announced or, if later, the first date on which the Fair Market Value of the relevant Capital Distribution is capable of being determined as provided herein.
In making any calculation pursuant to this Condition 6(C)(3), such adjustments (if any) shall be made as an Independent Investment Bank may consider appropriate to reflect (a) any consolidation or subdivision of the Shares, (b) issues of Shares by way of capitalisation of profits or reserves, or any like or similar event, (c) the modification of any rights to dividends of Shares or (d) any change in the fiscal year of the Issuer.
(4)Rights Issues of Shares or Options over Shares: If and whenever the Issuer shall issue Shares to all or substantially all Shareholders as a class by way of rights, or issue or grant to all or substantially all Shareholders as a class by way of rights, options, warrants or other rights to subscribe for or purchase or otherwise acquire any Shares, in each case at less than 95 per cent. of the Current Market Price per Share on the date of the first public announcement of the terms of the issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue or grant by the following fraction:
A + B
A + C
where:
A    is the aggregate number of Shares in issue immediately before such announcement;
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B    is the number of Shares which the aggregate consideration receivable for the Shares issued by way of rights or for the options or warrants or other rights issued or granted by way of rights and for the total number of Shares comprised therein would subscribe for, purchase or otherwise acquire at such Current Market Price per Share; and
C    is the aggregate number of Shares issued or, as the case may be, comprised in the issue or grant.
Such adjustment shall become effective on the date of issue of such Shares or issue or grant of such options, warrants or other rights (as the case may be) or where a record date is set, the first date on which the Shares are traded ex-rights, ex-options or ex-warrants as the case may be.
(5)Rights Issues of Other Securities: If and whenever the Issuer shall issue any securities (other than Shares or options, warrants or other rights to subscribe for, purchase or otherwise acquire any Shares) to all or substantially all Shareholders as a class by way of rights or issue or grant to all or substantially all Shareholders as a class by way of rights, options, warrants or other rights to subscribe for, purchase or otherwise acquire any securities (other than Shares or options, warrants or other rights to subscribe for, purchase or otherwise acquire Shares), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue or grant by the following fraction:
A – B
A
where:
A    is the Current Market Price of one Share on the date on which such issue or grant is publicly announced; and
B    is the Fair Market Value on the date of such announcement of the portion of the rights attributable to one Share.
Such adjustment shall become effective on the date of issue of the securities or the issue or grant of such rights, options or warrants (as the case may be) or where a record date is set, the first date on which the Shares are traded ex-rights, ex-options or ex-warrants as the case may be on the Relevant Stock Exchange. For the purpose of the above, Fair Market Value shall (subject as provided in the definition of “Fair Market Value”) be determined as at the date on which the terms of such issue or grant are publicly announced, or if later, the first date on which the Fair Market Value of the aggregate rights attributable to the Shares in relation to such issue or grant is capable of being determined as provided herein.
(6)Issues at less than Current Market Price: If and whenever the Issuer shall issue (otherwise than as mentioned in Condition 6(C)(4) above) any Shares (other than Shares issued on the exercise of Conversion Rights or on the exercise of any other rights of conversion into, or exchange or subscription for Shares) or issue or grant (otherwise than as mentioned in Condition 6(C)(4) above) any options, warrants or other rights to subscribe for, purchase or otherwise acquire any Shares, in each case at a price per Share which is less than 95 per cent. of the Current Market Price on the date of the first public announcement of the terms of such issue, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue by the following fraction:
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A + B
C
where:
A    is the aggregate number of Shares in issue immediately before the issue of such additional Shares or the grant of such options, warrants or other rights to subscribe for, purchase or otherwise acquire any Shares;
B    is the number of Shares which the aggregate consideration (if any) receivable for the issue of the maximum number of Shares to be issued or the exercise of such options, warrants or other rights would purchase at such Current Market Price per Share; and
C    is the aggregate number of Shares in issue immediately after the issue of such additional Shares.
References to additional Shares in the above formula shall, in the case of an issue by the Issuer of options, warrants or other rights to subscribe or purchase Shares, mean such Shares to be issued assuming that such options, warrants or other rights are exercised in full at the initial exercise price on the date of issue or grant of such options, warrants or other rights.
Such adjustment shall become effective on the date of issue of such additional Shares or, as the case may be, the issue or grant of such options, warrants or other rights.
(7)Other Issues at less than Current Market Price: Save in the case of an issue of securities arising from a conversion or exchange of other securities in accordance with the terms applicable to such securities themselves falling within this Condition 6(C)(7), if and whenever the Issuer or any of its Subsidiaries (otherwise than as mentioned in Conditions 6(C)(4), 6(C)(5) or 6(C)(6)), or (at the direction or request of or pursuant to any arrangements with the Issuer or any of its Subsidiaries), any other company, person or entity shall issue any securities (other than the Bonds excluding for this purpose any further bonds) which by their terms of issue carry rights of conversion into, or exchange or subscription for, Shares to be issued by the Issuer upon conversion, exchange or subscription at a consideration per Share which is less than 95 per cent. of the Current Market Price on the date of the first public announcement of the terms of issue of such securities, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue by the following fraction:
A + B
A + C
where:
A    is the aggregate number of Shares in issue immediately before such issue;
B    is the number of Shares which the aggregate consideration receivable by the Issuer for the Shares to be issued on conversion or exchange or on exercise of the right of subscription attached to such securities would purchase at such Current Market Price per Share; and
C    is the maximum number of Shares to be issued on conversion or exchange of such securities or on the exercise of such rights of subscription attached thereto at the initial conversion, exchange or subscription price or rate.
Such adjustment shall become effective on the date of issue of such securities.
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(8)Modification of Rights of Conversion etc.: If and whenever there shall be any modification of the rights of conversion, exchange or subscription attaching to any such securities as are mentioned in Condition 6(C)(7) (other than in accordance with the terms of such securities) so that the consideration per Share (for the number of Shares available on conversion, exchange or subscription following the modification) is reduced and is less than 95 per cent. of the Current Market Price on the date of announcement of the proposals for such modification, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such modification by the following fraction:
A + B
A + C
where:
A    is the aggregate number of Shares in issue immediately before such modification;
B    is the maximum number of Shares which the aggregate consideration receivable by the Issuer for the Shares to be issued on conversion or exchange or on exercise of the right of subscription attached to the securities so modified would purchase at such Current Market Price per Share or, if lower, the existing conversion, exchange or subscription price of such securities; and
C    is the maximum number of Shares to be issued on conversion or exchange of such securities or on the exercise of the right of subscription attached thereto at the modified conversion, exchange or subscription or purchase price or rate but giving credit in such manner as an Independent Investment Bank, considers appropriate (if at all) for any previous adjustment under this Condition 6(C)(8) or Condition 6(C)(7).
Such adjustment shall become effective on the date of modification of the rights of conversion, exchange or subscription attaching to such securities.
(9)Other Offers to Shareholders: If and whenever the Issuer or any of its Subsidiaries or (at the direction or request of or pursuant to any arrangements with the Issuer or any of its Subsidiaries) any other company, person or entity issues, sells or distributes any securities in connection with which an offer pursuant to which the Shareholders generally are entitled to participate in arrangements whereby such securities may be acquired by them (except where the Conversion Price falls to be adjusted under Condition 6(C)(4), Condition 6(C)(5), Condition 6(C)(6) or Condition 6(C)(7)), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before such issue, sale or distribution by the following fraction:
A – B
A
where:
A    is the Current Market Price of one Share on the date on which such issue, sale or distribution is publicly announced; and
B    is the Fair Market Value of the portion of the rights attributable to one Share.
Such adjustment shall become effective on the date of issue, sale or distribution of the securities. For the purpose of the above, Fair Market Value shall (subject as provided in the definition of “Fair Market Value”) be determined as at the date on which the terms of such issue, sale or distribution of securities are first publicly announced or, if
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later, the first date on which the Fair Market Value of the portion of the aggregate rights attributable to the Shares is capable of being determined as provided herein
(10)Other Events: If the Issuer determines that an adjustment should be made to the Conversion Price as a result of one or more events or circumstances not referred to in this Condition 6, the Issuer shall, at its own expense, consult an Independent Investment Bank to determine as soon as practicable what adjustment (if any) to the Conversion Price is fair and reasonable to take account thereof, if the adjustment would result in a reduction in the Conversion Price, and the date on which such adjustment should take effect and upon such determination by the Independent Investment Bank such adjustment (if any) shall be made and shall take effect in accordance with such determination, provided that where the events or circumstances giving rise to any adjustment pursuant to this Condition 6 have already resulted or will result in an adjustment to the Conversion Price or where the events or circumstances giving rise to any adjustment arise by virtue of events or circumstances which have already given rise or will give rise to an adjustment to the Conversion Price, such modification (if any) shall be made to the operation of the provisions of this Condition 6 as may be advised by the Independent Investment Bank to be in its opinion appropriate to give the intended result.
For the purposes of these Conditions:
“Alternative Stock Exchange” means at any time, in the case of the Shares, if they are not at that time listed and traded on the Hong Kong Stock Exchange, the principal stock exchange or securities market on which the Shares are then listed or quoted or dealt in.
“Capital Distribution” means, on a per Share basis, (a) the aggregate distribution of assets in specie by the Issuer for any financial period whenever paid or made and however described (and for these purposes a distribution of assets in specie includes without limitation an issue of Shares or other securities credited as fully or partly paid by way of capitalisation of reserves, but excludes any Shares credited as fully paid to the extent an adjustment to the Conversion Price is made in respect hereof under Condition 6(C)(2)(i) and a Scrip Dividend adjusted for under Condition 6(C)(2)(ii)); and (b) the aggregate cash dividend or distribution on a gross basis (including, without limitation, the relevant cash amount of a Scrip Dividend) of any kind by the Issuer for any financial period whenever paid or made and however described, provided that a purchase, redemption or buy back of Shares by or on behalf of the Issuer (or a purchase of Shares by or on behalf of a Subsidiary of the Issuer), where the weighted average price or consideration per Share (before expenses) on any one day in respect of such purchases exceeds the Current Market Price of the Shares as published in the Daily Quotation Sheet of the Hong Kong Stock Exchange or the equivalent quotation sheet of an Alternative Stock Exchange by more than five per cent., as the case may be, either (1) on that date, or (2) where an announcement has been made of the intention to purchase Shares at some future date at a specified price, on the Trading Day immediately preceding the date of such announcement and, if in the case of either (1) or (2), the relevant day is not a Trading Day, the immediately preceding Trading Day, in which case such purchase, redemption or buy back shall be deemed to constitute a Capital Distribution in an amount by which the aggregate price paid (before expenses) in respect of such Shares purchased, redeemed or bought back by or on behalf of the Issuer or, as the case may be, any of the Subsidiaries of the Issuer, exceeds the product of (i) 105 per cent. of such Current Market Price and (ii) the number of Shares so purchased, redeemed or bought back.
“Closing Price” means, in respect of a Share for any Trading Day, the closing price published in the Daily Quotation Sheet published by the Hong Kong Stock Exchange or, as the case may be, the equivalent quotation sheet of an Alternative Stock Exchange for such Trading Day.
“Current Market Price” means, in respect of a Share on a particular date, the arithmetic average of the Closing Price for one Share (being a Share carrying a full entitlement to dividends) for the 20 consecutive Trading Days ending on the Trading Day immediately preceding such date; provided that if at any time during the said 20 Trading Day period the Shares shall have been quoted ex-dividend and during some other part of that period the Shares shall have been quoted cum-dividend then:
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(i)if the Shares to be issued in such circumstances do not rank for the dividend in question, the Closing Price on the dates on which the Shares shall have been quoted cum-dividend shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of that dividend per Share; or
(ii)if the Shares to be issued in such circumstances rank for the dividend in question, the Closing Price on the dates on which the Shares shall have been quoted ex-dividend shall for the purpose of this definition be deemed to be the amount thereof increased by the Fair Market Value of that dividend per Share;
and provided further that if the Shares on each of the said 20 Trading Days have been quoted cum-dividend in respect of a dividend which has been declared or announced but the Shares to be issued do not rank for that dividend, the Closing Price on each of such dates shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of that dividend per Share.
“Fair Market Value” means, with respect to any asset, security, option, warrant or other right on any date, the fair market value of that asset, security, option, warrant or other right as determined by an Independent Investment Bank on the basis of commonly accepted market valuation method and taking into account such factors as it considers appropriate, provided that an Independent Investment Bank will not be required to determine the fair market value where (i) the Capital Distribution is paid in cash, in which case the fair market value of a cash dividend paid or to be paid per Share shall be the amount of such cash dividend per Share determined as at the date of announcement of such dividend; (ii) any other amounts are paid in cash, in which case the fair market value of such cash amount shall be the amount of cash, and (iii) options, warrants or other rights are publicly traded in a market of adequate liquidity (as determined by such Independent Investment Bank), in which case the fair market value of such options, warrants or other rights shall equal the arithmetic mean of the daily closing prices of such options, warrants or other rights during the period of five trading days on the relevant market commencing on the first such trading day such options, warrants or other rights are publicly traded. Such amounts, if expressed in a currency other than Hong Kong dollars shall be translated into Hong Kong dollars at the Prevailing Rate on such date. In addition, in the case of proviso (i) and (ii) above, the Fair Market Value shall be determined on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax and disregarding any associated tax credit.
“Independent Investment Bank” means an independent investment bank of international repute (acting as an expert) selected by the Issuer and notified in writing to the Trustee. The Trustee shall not be responsible for or under any obligation to appoint an Independent Investment Bank and shall have no responsibility or liability for verifying any calculation, determination, certification, advice or opinion made, given or reached by it.
“Prevailing Rate” means, in respect of any currency on any day, the bid exchange rate between the relevant currencies prevailing as at or about 12:00 noon (Hong Kong time) on that date as appearing on or derived from the Relevant Page or, if such a rate cannot be determined at such time, the rate prevailing as at or about 12:00 noon (Hong Kong time) on the immediately preceding day on which such rate can be so determined.
“Relevant Cash Dividend” means the aggregate cash dividend or distribution declared by the Issuer, including any cash dividend in respect of which there is any Scrip Dividend.
“Relevant Page” means the relevant Bloomberg BFIX page (or its successor page) or, if there is no such page, on the relevant Reuters HKDFIX page (or its successor page) or such other information service provider that displays the relevant information.
“Relevant Stock Exchange” means at any time, in respect of the Shares, the Hong Kong Stock Exchange or the Alternative Stock Exchange.
“Scrip Dividend” means any Shares issued in lieu of the whole or any part of any Relevant Cash Dividend being a dividend which the Shareholders concerned would or could otherwise have received (and for the avoidance of doubt, to the extent that an adjustment is made under
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Condition 6(C)(3) in respect of the Relevant Cash Dividend, no adjustment is to be made for the amount by which the Current Market Price of the Shares exceeds the Relevant Cash Dividend or part thereof for which an adjustment is already made under Condition 6(C)(2)(ii).
“Trading Day” means a day when the Hong Kong Stock Exchange or, as the case may be an Alternative Stock Exchange is open for dealing business, provided that if no Closing Price is reported for one or more consecutive dealing days such day or days will be disregarded in any relevant calculation and shall be deemed not to have been dealing days when ascertaining any period of dealing days.
On any adjustment, the resultant Conversion Price, if not an integral multiple of one Hong Kong cent, shall be rounded down to the nearest Hong Kong cent. No adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than 1 per cent. of the Conversion Price then in effect. Any adjustment not required to be made, and any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment. Notice of any adjustment shall be given to Bondholders, the Trustee and the Conversion Agent in accordance with Condition 17 as soon as practicable after the determination thereof.
The Conversion Price may not be reduced so that, on conversion of Bonds, Shares would fall to be issued at a discount to their par value or Shares would be required to be issued in any other circumstances not permitted by applicable laws then in force in the Cayman Islands.
If any doubt shall arise as to whether an adjustment falls to be made to the Conversion Price or as to how an adjustment to the Conversion Price under Conditions 6(C) or Condition 6(D) should be made, and following consultation between the Issuer and an Independent Investment Bank, a written opinion of such Independent Investment Bank in respect thereof shall be conclusive and binding on the Issuer the Bondholders, the Agents and the Trustee, save in the case of manifest error.
Where more than one event which gives or may give rise to an adjustment to the Conversion Price occurs within such a short period of time that in the opinion of an Independent Investment Bank, the foregoing provisions would need to be operated subject to some modification in order to give the intended result, such modification shall be made to the operation of the foregoing provisions as may be advised by such Independent Investment Bank to be in its opinion appropriate in order to give such intended result.
No adjustment will be made to the Conversion Price when Shares or other securities (including rights or options) are issued, offered or granted to employees (including directors) of the Issuer or any Subsidiary of the Issuer pursuant to any Employee Share Scheme (as defined in the Trust Deed) (and which Employee Share Scheme is in compliance with the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited or, if applicable, the listing rules of an Alternative Stock Exchange) unless any such issuance or other action would result in the total number of Shares which may be issued upon exercise of such Shares or other securities granted during any 12-month period up to and including the date of such issuance or other action representing, in aggregate, over 3.0 per cent. of the average number of issued and outstanding Shares during such 12-month period (“Excess Threshold”), in which case only such portion of the Shares or other securities that exceeds the Excess Threshold shall be taken into account in determining the adjustment of the Conversion Price pursuant to this Condition 6.
No adjustment involving an increase in the Conversion Price will be made, except in the case of a consolidation or re-classification of the Shares as referred to in Condition 6(C)(1) above or where there has been a manifest error in the calculation of the Conversion Price.
Any references herein to the date on which a consideration is “fixed” shall, where the consideration is originally expressed by reference to a formula which cannot be expressed as an actual cash amount until a later date, be construed as a reference to the first day on which such actual cash amount can be ascertained.
References to any issue or offer or grant to Shareholders “as a class” or “by way of rights” shall be taken to be references to an issue or offer or grant to all or substantially all
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Shareholders, other than Shareholders by reason of the laws of any territory or requirements of any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.
Neither the Trustee nor the Agents shall be under any duty to monitor whether any event or circumstance has happened or exists which may require an adjustment to be made to the Conversion Price or any calculation (or verification thereof) in connection with the Conversion Price and will not be responsible or liable to Bondholders or any other person for any loss arising from any failure to do so. All adjustments to the Conversion Price under Condition 6(C) and Condition 6(D) shall be determined by the Issuer, and neither the Trustee nor the Agents shall be responsible for calculating or verifying such determinations.
(D)Adjustment Upon Change of Control
If a Change of Control (as defined in Condition 8(E)) shall occur, the Issuer shall give notice of that fact to the Bondholders (the “Change of Control Notice”) in accordance with Condition 17 within seven days after it becomes aware of such Change of Control (with a copy to the Trustee and the Principal Agent). Following the giving of a Change of Control Notice, upon any exercise of Conversion Rights such that the relevant Conversion Date falls within 30 days following a Change of Control, or, if later, 30 days following the date on which the Change of Control Notice is given to Bondholders (such period, the “Change of Control Conversion Period”), the Conversion Price shall be adjusted in accordance with the following formula:

NCP	=	OCP
1 + (CP x c/t)
Where:
“NCP” means the new Conversion Price;
“OCP” means the Conversion Price in effect on the relevant Conversion Date;
“CP” means 37.5 per cent. expressed as a fraction;
“c” means the number of days from and including the date the Change of Control occurs to but excluding the Maturity Date; and
“t” means the number of days from and including the Issue Date to but excluding the Maturity Date, provided that the Conversion Price shall not be reduced pursuant to this Condition 6(D) below the level permitted by applicable laws and regulations from time to time (if any).
If the last day of a Change of Control Conversion Period shall fall during a Closed Period, the Change of Control Conversion Period shall be extended such that its last day will be the fifteenth day following the last day of the Closed Period.
(E)Undertakings
The Issuer has undertaken in the Trust Deed, inter alia, that so long as any Bond remains outstanding, save with the approval of an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders:
(i)it will use its best endeavours (a) to maintain a listing for all the issued Shares on the Hong Kong Stock Exchange, and (b) to obtain and maintain a listing for all the Shares issued on the exercise of the Conversion Rights attaching to the Bonds on the Hong Kong Stock Exchange, and if the Issuer is unable to obtain or maintain such listing, to use its best endeavours to obtain and maintain a listing for all the issued Shares on an Alternative Stock Exchange as the Issuer may from time to time determine with the approval of the Trustee and will forthwith give notice to the
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Bondholders in accordance with Condition 17 below of the listing or delisting of the Shares (as a class) by any of such stock exchange;
(ii)it will pay the expenses of the issue of, and all expenses of obtaining and maintaining the listing for, Shares arising on conversion of the Bonds (save for any Duties payable by the relevant Bondholder specified in Condition 6(B)(ii));
(iii)it will not make any reduction of its ordinary share capital or any uncalled liability in respect thereof or of any share premium account or capital redemption reserve fund except, in each case, where the reduction is permitted by applicable law and results in (or would, but for the provision of these Conditions relating to rounding or the carry forward of adjustments, result in) an adjustment to the Conversion Price or is otherwise taken into account for the purposes of determining whether such an adjustment should be made); and
(iv)it will use its best endeavours to maintain the listing of the Bonds on the Hong Kong Stock Exchange and if the Issuer is unable to maintain such listing, to use its best endeavours to obtain and maintain a listing for the Bonds on another internationally recognised stock exchange as from time to time selected by the Issuer and notified to the Trustee in writing and will forthwith give notice to the Bondholders in accordance with Condition 17 below of the listing or delisting of the Bonds by any such stock exchange.
In the Trust Deed, the Issuer has also undertaken with the Trustee that so long as any Bond remains outstanding:
(i)it will reserve, free from any other pre-emptive or other similar rights, out of its authorised but unissued ordinary share capital the full number of Shares liable to be issued on conversion of the Bonds from time to time remaining outstanding and shall ensure that all Shares delivered on conversion of the Bonds will be duly and validly issued as fully-paid; and
(ii)it will not make any offer, issue or distribute or take any action the effect of which would be to reduce the Conversion Price below the par value of the Shares of the Issuer, provided always that the Issuer shall not be prohibited from purchasing its Shares to the extent permitted by law.
The Issuer has also given certain other undertakings in the Trust Deed for the protection of the Conversion Rights.
(F)Notice of Change in Conversion Price
The Issuer shall give notice to the Bondholders in accordance with Condition 17 and in writing to the Trustee and the Principal Agent of any change in the Conversion Price. Any such notice relating to a change in the Conversion Price shall set forth the event giving rise to the adjustment, the Conversion Price prior to such adjustment, the adjusted Conversion Price and the effective date of such adjustment.
7.Payments
(A)Method of Payment
Payment of principal and premium and any other amount due will be made by transfer to the registered account of the Bondholder. Such payment will only be made after surrender of the relevant Certificate at the specified office of any of the Paying Agents.
References in these Conditions, the Trust Deed and the Agency Agreement to principal in respect of any Bonds shall, where the context so permits, be deemed to include a reference to any premium payable thereon.
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(B)Registered Accounts
For the purposes of this Condition 7, a Bondholder’s registered account means the U.S. dollar account maintained by or on behalf of it with a bank, details of which appear on the Register at the close of business on the third business day (as defined below) before the due date for payment, and a Bondholder’s registered address means its address appearing on the Register at that time.
(C)Fiscal Laws
All payments are subject in all cases to (i) any applicable fiscal or other laws and regulations in the place of payment, but without prejudice to Condition 9 and (ii) any withholding or deduction required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or (without prejudice to Condition 9) any law implementing an intergovernmental approach thereto. No commission or expenses shall be charged to the Bondholders in respect of such payments.
(D)Payment Initiation
Payment instructions (for value on the due date or, if that is not a business day (as defined below), for value on the first following day which is a business day) will be initiated on the due date for payment (or, if it is not a business day, the immediately following business day) or, in the case of a payment of principal, if later, on the business day on which the relevant Certificate is surrendered at the specified office of an Agent.
(E)Delay In Payment
Bondholders will not be entitled to any interest or other payment for any delay after the due date in receiving the amount due if the due date is not a business day, if the Bondholder is late in surrendering its Certificate (if required to do so).
(F)Business Day
In this Condition 7, “business day” means a day other than a Saturday, Sunday or public holiday on which commercial banks are open for business in Hong Kong, New York and the city in which the specified office of the Principal Agent is located and, in the case of the surrender of a Certificate, in the place where the Certificate is surrendered.
(G)Partial Payment
If an amount which is due on the Bonds is not paid in full, the Registrar will annotate the Register with a record of the amount (if any) in fact paid.
(H)Rounding
When making payments to Bondholders, fractions of one cent will be rounded to the nearest cent (half a cent being rounded upwards).
8.Redemption, Purchase and Cancellation
(A)Maturity
Unless previously redeemed, converted or purchased and cancelled as provided herein, the Issuer will redeem each Bond at 100 per cent. of its principal amount together with accrued and unpaid interest thereon on March 7, 2029 (the “Maturity Date”). The Issuer may not redeem the Bonds at its option prior to that date except as provided in Condition 8(B), Condition 8(C) or Condition 8(J) below (but without prejudice to Condition 10).
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(B)Redemption for Taxation Reasons
The Bonds may be redeemed at the option of the Issuer in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days’ notice (a “Tax Redemption Notice”) to the Bondholders in accordance with Condition 17 and in writing to the Trustee and the Principal Agent (which notice shall be irrevocable) on the date specified in the Tax Redemption Notice for redemption (the “Tax Redemption Date”) at their principal amount, together with interest accrued but unpaid to (but excluding) such date, if immediately prior to the giving of such notice, the Issuer determines and certifies to the Trustee in the certificate referred to in sub-clause (a) of this Condition 8(B) that (i) the Issuer has or will become obliged to pay Additional Tax Amounts as provided or referred to in Condition 9 as a result of any change in, or amendment to, the laws or regulations of the Cayman Islands or Hong Kong or any political subdivision or any authority thereof or therein having power to tax, or any change in the general application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after March 2, 2023, and (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it, provided that no Tax Redemption Notice shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Tax Amounts were a payment in respect of the Bonds then due.
Prior to the publication of any Tax Redemption Notice pursuant to this Condition 8(B), the Issuer shall deliver to the Trustee (a) a certificate signed by two directors who are also Authorised Signatories of the Issuer stating that the obligation referred to in (i) above cannot be avoided by the Issuer taking reasonable measures available to it and (b) an opinion of independent legal or tax advisors of recognised standing addressed to the Trustee to the effect that such change or amendment has occurred (irrespective of whether such amendment or change is then effective). The Trustee shall be entitled to accept and rely upon such certificate and opinion as sufficient evidence thereof, in which event the same shall be conclusive and binding on the Bondholders and the Trustee shall be protected and incur no liability to any Bondholder for or in respect of any action taken, omitted or suffered in reliance upon such certificate and opinion.
Upon the expiry of the Tax Redemption Notice, the Issuer (subject to Condition 8(F)) will be bound to redeem the Bonds at their principal amount together with interest accrued but unpaid to (but excluding) the Tax Redemption Date.
(C)Redemption at the Option of the Issuer
On giving not less than 15 nor more than 60 days’ notice (an “Optional Redemption Notice”) to the Bondholders and to the Trustee and the Principal Agent in writing (which notice will be irrevocable), the Issuer may redeem all, but not some only, of the Bonds on the date (the “Optional Redemption Date”) specified in the Optional Redemption Notice at their principal amount, together with interest accrued but unpaid to (but excluding) such date:
(i)at any time after March 7, 2027 but prior to the Maturity Date, provided that the Closing Price of the Shares of the Issuer, translated into U.S. dollars at the Prevailing Rate applicable to the relevant Trading Day, for 20 out of 30 consecutive Trading Days prior to the date upon which notice of such redemption is published was at least 130 per cent. of the Conversion Price then in effect, translated into U.S. dollars at the Fixed Exchange Rate; or
(ii)at any time if, prior to the date the relevant Optional Redemption Notice is given, Conversion Rights shall have been exercised and/or purchases (and corresponding cancellations) and/or redemptions effected in respect of 90 per cent. or more in principal amount of the Bonds originally issued (which shall for this purpose include any further bonds issued in accordance with Condition 15 and consolidated and forming a single series therewith).
If there shall occur an event giving rise to a change in the Conversion Price during any such 30 consecutive Trading Day period as is mentioned in Condition 8(C)(i) above, appropriate adjustments for the relevant days shall be made, as determined by an Independent Investment Bank, for the purpose of calculating the closing price for such days. “Conversion Ratio”
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means, as at any date of determination, US$1,000 principal amount of the Bonds divided by the applicable Conversion Price then in effect (translated into U.S. dollars at the Fixed Exchange Rate).
(D)Redemption at the option of the Bondholders
The Issuer will, at the option of the holder of any Bond, redeem all or some only of such holder’s Bonds on March 7, 2027 (the “Put Option Date”) at their principal amount together with interest accrued but unpaid to (but excluding) the date fixed for redemption. To exercise such option, the holder must deposit at the specified office of any Paying Agent a duly completed and signed put notice in the form for the time being current, obtainable from the specified office of any Paying Agent, together with the Certificate evidencing the Bonds to be redeemed not more than 60 days and not less than 30 days prior to the Put Option Date. A put notice, once delivered, shall be irrevocable and may not be withdrawn without the Issuer’s consent and the Issuer shall redeem the Bonds the subject of a put notice on the Put Option Date.
To the extent that the provisions of any applicable securities laws or regulations conflict with the requirements of this Condition 8(E), the Issuer will not be deemed to have breached its obligations under this Condition 8(D) by virtue of its compliance with such laws and regulations.
(E)Redemption for Relevant Event
Following the occurrence of a Relevant Event (as defined below), the holder of each Bond will have the right, at such holder’s option, to require the Issuer to redeem all or some only of such holder’s Bonds on the Relevant Event Redemption Date at their principal amount together with interest accrued but unpaid to (but excluding) such date. To exercise such right, the holder of the relevant Bond must deposit during normal business hours (being between 9:00 a.m. and 3:00 p.m.) at the specified office of any Paying Agent a duly completed and signed notice of redemption, in the form for the time being current, obtainable from the specified office of any Paying Agent (a “Relevant Event Redemption Notice”), together with the Certificate evidencing the Bonds to be redeemed by not later than 60 days following a Relevant Event, or, if later, 60 days following the date upon which notice thereof is given to Bondholders by the Issuer in accordance with Condition 17. The “Relevant Event Redemption Date” shall be the fourteenth day after the expiry of such period of 60 days as referred to above.
A Relevant Event Redemption Notice, once delivered, shall be irrevocable and may not be withdrawn without the Issuer’s consent and the Issuer shall redeem the Bonds the subject of the Relevant Event Redemption Notice as aforesaid on the Relevant Event Redemption Date. The Issuer shall give notice to Bondholders in accordance with Condition 17 within seven days after it becomes aware of the occurrence of a Relevant Event, which notice shall specify the procedure for exercise by holders of their rights to require redemption of the Bonds pursuant to this Condition 8(E) and shall give brief details of the Relevant Event.
Neither the Trustee nor the Agents shall be required to take any steps to ascertain whether a Relevant Event or any event which could lead to the occurrence of a Relevant Event has occurred or may occur and shall be entitled to assume that no such event has occurred until they have received written notice to the contrary from the Issuer and shall not be liable to the Bondholders or any other person for not doing so. None of the Trustee or the Agents shall be under any duty to determine, calculate or verify the redemption amount payable under this Condition 8(D) and will not be responsible to Bondholders for any loss arising from any failure by it to do so.
To the extent that the provisions of any applicable securities laws or regulations conflict with the requirements of this Condition 8(E), the Issuer will not be deemed to have breached its obligations under this Condition 8(E) by virtue of its compliance with such laws and regulations.
A “Relevant Event” occurs:
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(i)when the Shares cease to be listed or admitted to trading or are suspended from trading for a period equal to or exceeding 10 consecutive Trading Days on the Hong Kong Stock Exchange or, if applicable, the Alternative Stock Exchange; or
(ii)when there is a Change of Control; or
(iii)when there is a Free Float Event.
In these Conditions:
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that Ms. Chen Chih Ling, Linda shall not, by virtue of meeting any of the foregoing criteria as a result of the shares held by her in the Concessionaire as of the date of the Trust Deed or as a result of her role as executive director of the Issuer, be an Affiliate of the Issuer, Wynn Resorts or any of their respective Subsidiaries. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board of Directors” means:
(i)with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(ii)with respect to a partnership, the board of directors of the general partner of the partnership;
(iii)with respect to a limited liability company, the Person or Persons who are the managing member, members or managers or any controlling committee or managing members or managers thereof; and
(iv)with respect to any other Person, the board or committee of such Person serving a similar function.
“Capital Stock” means:
(i)in the case of a corporation, corporate stock;
(ii)in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(iii)in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests (whether general or limited); and
(iv)any other interests or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person,
(v)but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.
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a “Change of Control” shall occur when:
(i)the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to Wynn Resorts or any of its Affiliates;
(ii)the adoption of a plan relating to the liquidation or dissolution of the Issuer or any successor thereto; or
(iii)the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined in clause (1) above), other than Wynn Resorts or any Affiliate of Wynn Resorts, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the outstanding Voting Stock of the Issuer, measured by voting power rather than number of Equity Interests;
(iv)the first day on which a majority of the members of the Board of Directors of the Issuer are not Continuing Directors;
(v)the first day on which the Issuer ceases to own, directly or indirectly, at least 60% of the outstanding Equity Interests of (and at least a 60% economic interest in) the Concessionaire; or
(vi)the 30th day following the date on which the Issuer ceases to be entitled to use the “WYNN” trademark.
Notwithstanding the preceding or any provision of Section 13(d)(3) of the Exchange Act, a Person or group shall not be deemed to beneficially own Voting Stock subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Voting Stock in connection with the transactions contemplated by such agreement.
“Concessionaire” means Wynn Resorts (Macau) S.A., a company incorporated under the laws of Macau.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Free Float Event” means less than 25 per cent. of the Issuer’s total number of issued Shares are held by the public (as interpreted under LR8.24 of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited or, if applicable, the listing rules of an Alternative Stock Exchange).
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
“Wynn Resorts” means Wynn Resorts, Limited, a Nevada corporation, and its successors.
(F)Bondholders’ Tax Option
If the Issuer gives a Tax Redemption Notice pursuant to Condition 8(B), each Bondholder will have the right to elect that his or her Bond(s) shall not be redeemed and that Condition 9 shall not apply in respect of any payment to be made in respect of such Bond(s) which falls due after the relevant Tax Redemption Date, whereupon no Additional Tax Amounts shall be payable in respect thereof pursuant to Condition 9 and payment of all amounts shall be made
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subject to the deduction of withholding of the relevant Cayman Islands or Hong Kong taxation required to be withheld or deducted. To exercise a right pursuant to this Condition 8(F), the relevant Bondholder must deposit during normal business hours (being between 9:00 a.m. and 3:00 p.m.) a duly completed and signed notice of exercise in the form for the time being currently obtainable from the specified office of any Paying Agent (a “Bondholder’s Exercise Notice”) together with the Certificate evidencing the Bonds to be redeemed, on or before the day falling 15 days prior to the Tax Redemption Date at the specified office of any Paying Agent.
(G)Purchase
The Issuer or any of its Subsidiaries may, subject to applicable laws and regulations, at any time and from time to time purchase Bonds at any price in the open market or otherwise.
(H)Cancellation
All Bonds which are redeemed, converted or purchased by the Issuer or any of its Subsidiaries, will forthwith be cancelled. Certificates in respect of all Bonds cancelled will be forwarded to or to the order of the Registrar and such Bonds may not be reissued or resold.
(I)Redemption Notices and Multiple Notices
All notices to Bondholders given by or on behalf of the Issuer pursuant to this Condition 8 will be irrevocable and will specify (i) the Conversion Price as at the date of the relevant notice, (ii) the Conversion Period, (iii) the Closing Price and the Current Market Price of the Shares as at the latest practicable date prior to the publication of the notice, (iv) the applicable redemption amount and accrued interest payable, (v) the date for redemption, (vi) the manner in which redemption will be effected; (vii) the aggregate principal amount of the Bonds outstanding as at the latest practicable date prior to the publication of the notice and (viii) such other information as the Trustee may require.
If more than one notice of redemption is given (being a notice given by either the Issuer or a Bondholder pursuant to this Condition), the first in time shall prevail. Neither the Trustee nor the Agents shall be responsible for calculating or verifying any calculations of any amounts payable under these Conditions or have a duty to verify the accuracy, validity and/or genuineness of any documents in relation to or in connection thereto, and shall not be liable to the Bondholders or any other person for not doing so.
(J)Gaming Redemption
Notwithstanding any other provision hereof, if any Gaming Authority requires a holder or beneficial owner of the Bonds to be licensed, qualified or found suitable under any applicable Gaming Law and the holder or beneficial owner (1) fails to apply for a license, qualification or finding of suitability within 30 days after being requested to do so (or such lesser period as required by the Gaming Authority) or (2) is notified by a Gaming Authority that it will not be licensed, qualified or found suitable, the Issuer will have the right, at its option, to:
(i)require the holder or beneficial owner to dispose of its Bonds within 30 days (or such lesser period as required by the Gaming Authority) following the earlier of:
(A)the termination of the period described above for the holder or beneficial owner to apply for a license, qualification or finding of suitability if the holder fails to apply for a license, qualification or finding of suitability during such period; or
(B)the receipt of the notice from the Gaming Authority that the holder or beneficial owner will not be licensed, qualified or found suitable by the Gaming Authority; or
(ii)redeem the Bonds of the holder or beneficial owner at a redemption price equal to:
(A)the price required by applicable law or by order of any Gaming Authority; or
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(B)the lesser of:
(1)the principal amount of the Bonds; and
(2)the price that the holder or beneficial owner paid for the Bonds, in either case, together with accrued and unpaid interest on the Bonds to (but excluding) the earlier of (1) the date of redemption or such earlier date as is required by the Gaming Authority or (2) the date of the finding of unsuitability by the Gaming Authority, which may be less than 30 days following the notice of redemption.
Immediately upon a determination by a Gaming Authority that a holder or beneficial owner of Bonds will not be licensed, qualified or found suitable, the holder or beneficial owner will not have any further rights with respect to the Bonds to:
(i)exercise, directly or indirectly, through any Person, any right conferred by the Bonds; or
(ii)receive any interest or any other distribution or payment with respect to the Bonds, or any remuneration in any form from the Issuer for services rendered or otherwise, except the redemption price of the Bonds described in this Condition 8(J).
The Issuer is not required to pay or reimburse any holder or beneficial owner of Bonds who is required to apply for such license, qualification or finding of suitability for the costs relating thereto. Those expenses will be the obligation of the holder or beneficial owner.
“Gaming Authority” means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any national or foreign government, any state, province or city or other political subdivision or otherwise, whether on the date of the Trust Deed or thereafter in existence, including the Government of the Macau Special Administrative Region and any other applicable gaming regulatory authority or agency, in each case, with authority to regulate the sale or distribution of liquor or any gaming operation (or proposed gaming operation) owned, managed or operated by the Issuer or any of their respective Affiliates, including the Concessionaire.
“Gaming Law” means the gaming laws, rules, regulations or ordinances of any jurisdiction or jurisdictions to which Wynn Resorts, the Issuer or any of their respective Affiliates, including the Concessionaire, is, or may be, at any time subject.
9.Taxation
All payments of principal, interest and premium made by or on behalf of the Issuer under or in respect of the Bonds, the Trust Deed or the Agency Agreement will be made free from any restriction or condition and be made without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of the Cayman Islands or Hong Kong or any authority thereof or therein having power to tax, unless deduction or withholding of such taxes, duties, assessments or governmental charges is compelled by law.
If the Issuer is required to make a deduction or withholding by or within the Cayman Islands or Hong Kong, the Issuer shall pay such additional amounts (the “Additional Tax Amounts”) as will result in the receipt by the Bondholders of such amounts as would have been receivable by them had no such deduction or withholding been required except that no such additional amount shall be payable in respect of any Bond:
(i)Other connection: to a holder (or to a third party on behalf of a holder) who is subject to such taxes, duties, assessments or governmental charges in respect of such Bond by reason of his having some connection with the Cayman Islands or Hong Kong otherwise than merely by holding the Bond or by the receipt of amounts in respect of the Bond; or
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(ii)Presentation more than 30 days after the relevant date: (in the case of a payment of principal or premium (if any)) if the Certificate in respect of such Bond is surrendered more than 30 days after the relevant date except to the extent that the holder would have been entitled to such additional amount on surrendering the relevant Certificate for payment on the last day of such period of 30 days.
For the purposes hereof, “relevant date” means whichever is the later of (a) the date on which such payment first becomes due and (b) if the full amount payable has not been received by the Trustee or the Principal Agent on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Bondholders and payment made.
References in these Conditions to principal and interest shall be deemed also to refer to any additional amounts which may be payable under this Condition 9 or any undertaking or covenant given in addition thereto or in substitution therefor pursuant to the Trust Deed.
This Condition 9 shall not apply in respect of any payments of interest which fall due after the relevant Tax Redemption Date in respect of any Bonds which are the subject of a Bondholder election pursuant to Condition 8(B).
Neither the Trustee nor any Agent shall be responsible for paying any tax, duty, charges, withholding or other payment referred to in this Condition 9 or for determining whether such amounts are payable or the amount thereof, and none of them shall be responsible or liable for any failure by the Issuer, any Bondholder or any third party to pay such tax, duty, charges, withholding or other payment in any jurisdiction or be responsible to provide any notice or information in relation to the Bonds in connection with payment of such tax, duty, charges, withholding or other payment imposed by or in any jurisdiction.
10.Events of Default
If any of the following events (each an “Event of Default”) occurs, the Trustee at its discretion may, and if so requested in writing by the holders of not less than 25 per cent. in aggregate principal amount of the Bonds then outstanding, or if so directed by an Extraordinary Resolution, shall (subject in any such case to being indemnified and/or secured and/or prefunded by the holders to its satisfaction), give notice to the Issuer that the Bonds are, and they shall accordingly thereby become, immediately due and repayable at their principal amount together with interest accrued but unpaid to (but excluding) the date of payment (subject as provided below and without prejudice to the right of Bondholders to exercise the Conversion Right in respect of their Bonds in accordance with Condition 6):
(i)the Issuer defaults for 30 days in the payment when due of interest on the Bonds;
(ii)the Issuer defaults in the payment when due (at maturity, upon redemption, repurchase or otherwise) of the principal, premium or Cash Settlement Amount, if any, on the Bonds;
(iii)the Issuer fails:
(A)to comply with any payment obligations (including, without limitation, obligations as to the timing or amount of such payments) described in Condition 8(D) or Condition 8(E); or
(B)to comply with Condition 4(B).
(iv)any failure by the Issuer to deliver any Shares as and when the Shares are required to be delivered following conversion of Bonds and such failure continues for a period of three days;
(v)the Issuer fails for 60 days after receipt of written notice from the Trustee or the holders of at least 25% in aggregate principal amount of the Bonds then outstanding voting as a single class to comply with any of the other agreements in the Trust Deed not identified in paragraphs (i), (ii), (iii) or (iv) above;
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(vi)the Issuer defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Issuer or any of its Subsidiaries (or the payment of which is guaranteed by the Issuer or any of its Subsidiaries), whether such Indebtedness or guarantee existed on the date of the Trust Deed, or is created after the date of the Trust Deed, if that default results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates to US$50,000,000 or more (or the Dollar Equivalent thereof), if such acceleration is not annulled within 30 days after written notice as provided in the Trust Deed;
(vii)the Issuer or any of its Significant Subsidiaries fails to pay final non-appealable judgments (not paid or covered by insurance as to which the relevant insurance company has not denied responsibility) rendered against the Issuer or any Significant Subsidiary aggregating in excess of US$50,000,000 (or the Dollar Equivalent thereof), which judgments are not paid, bonded, discharged or stayed for a period of 60 days;
(viii)the Issuer or any of its Significant Subsidiaries or any group of Subsidiaries of the Issuer that, taken together, would constitute a Significant Subsidiary pursuant to or within the meaning of Bankruptcy Law:
(A)commences a voluntary case;
(B)consents to the entry of an order for relief against it in an involuntary case;
(C)consents to the appointment of a custodian of it or for all or substantially all of its property;
(D)makes a general assignment for the benefit of its creditors; or
(E)generally is not paying its debts as they become due; or
(ix)a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:
(A)is for relief against the Issuer or any of its Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Issuer that, taken together, would constitute a Significant Subsidiary in an involuntary case;
(B)appoints a custodian of the Issuer or any of its Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Issuer that, taken together, would constitute a Significant Subsidiary or for all or substantially all of the property of the Issuer or any of its Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Issuer that, taken together, would constitute a Significant Subsidiary; or
(C)orders the liquidation of the Issuer or any of its Subsidiaries that is a Significant Subsidiary or any group of Subsidiaries of the Issuer that, taken together, would constitute a Significant Subsidiary;
and the order or decree remains unstayed and in effect for 60 consecutive days.
The Issuer is required to deliver to the Trustee annually a statement regarding compliance with the Trust Deed. Upon becoming aware of any Default or Event of Default, the Issuer is required to deliver to the Trustee a statement specifying such Default or Event of Default.
(x)Definitions: in this Condition 10:
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“Bankruptcy Law” means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with IFRS as in effect as of December 31, 2018.
“Dollar Equivalent” means, with respect to any monetary amount in a currency other than U.S. dollars, at any time for the determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the base rate for the purchase of U.S. dollars with the applicable foreign currency as quoted by the Federal Reserve Bank of New York on the date of determination.
“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).
“IFRS” means International Financial Reporting Standards as in effect from time to time.
“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:
(1)in respect of borrowed money;
(2)evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(3)in respect of banker’s acceptances;
(4)representing Capital Lease Obligations;
(5)representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed; or
(6)representing any Hedging Obligations,
if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with IFRS. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person.
The amount of any Indebtedness outstanding as of any date will be:
(1)the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;
(2)the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness;
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(3)in the case of a Guarantee of Indebtedness, the maximum amount of the Indebtedness guaranteed under such Guarantee; and
(4)in the case of Indebtedness of others secured by a Lien on any asset of the specified Person, the lesser of:
(aa)the face amount of such Indebtedness (plus, in the case of any letter of credit or similar instrument, the amount of any reimbursement obligations in respect thereof), and
(ab)the Fair Market Value of the asset(s) subject to such Lien.
Notwithstanding anything contained in the Trust Deed to the contrary, any obligation of the Issuer incurred in the ordinary course of business in respect of casino chips or similar instruments shall not constitute “Indebtedness” for any purpose under the Trust Deed.
“Lien” means, with respect to any asset, (i) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, (ii) any lease in the nature thereof or (iii) any agreement to deliver a security interest in any asset.
“Significant Subsidiary” means any Subsidiary that (a) contributed at least 10% of the Issuer’s and its Subsidiaries’ total consolidated income from continuing operations before income taxes and extraordinary items for the most recently ended fiscal year of the Issuer or (b) owned at least 10% of Total Assets as of the last day of the most recently ended fiscal year of the Issuer.
“Total Assets” means at any date, the total assets of the Issuer and its Subsidiaries at such date, determined on a consolidated basis in accordance with IFRS.
11.Prescription
Claims against the Issuer in respect of amounts due in respect of the Bonds will become prescribed unless made within 10 years (in the case of principal and premium (if any)) and five years (in the case of interest (if any)) from the relevant date (as defined in Condition 8) in respect thereof.
12.Enforcement
The Trustee may, at any time, at its discretion and without further notice, take such steps and/or actions and/or institute such proceedings against the Issuer as it may think fit to enforce repayment of the Bonds and to enforce the Trust Deed, but it will not be bound to take any such steps and/or actions and/or institute any such proceedings unless (a) it shall have been so requested in writing by the holders of not less than 25 per cent. in principal amount of the Bonds then outstanding or shall have been so directed by an Extraordinary Resolution of the Bondholders and (b) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. No Bondholder will be entitled to proceed directly against the Issuer unless the Trustee, having become bound to do so, fails to do so within a reasonable period and such failure shall be continuing.
13.Meetings of Bondholders, Modification, Waiver and Substitution
(A)Meetings
The Trust Deed contains provisions for convening meetings (which need not be a physical place and instead may be by way of teleconference or videoconference call) of Bondholders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of these Conditions, the Bonds or the Trust Deed. Such a meeting may be convened at any time by the Issuer or the Trustee, and shall be convened by the Trustee if requested in writing by Bondholders holding not less than 10 per cent. in
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aggregate principal amount of the Bonds for the time being outstanding and subject to it being indemnified and/or secured and/or pre-funded to its satisfaction against any costs and expenses. The quorum at any such meeting for passing an Extraordinary Resolution will be two or more persons holding or representing more than 50 per cent. in aggregate principal amount of the Bonds for the time being outstanding or, at any adjourned such meeting, two or more persons being or representing Bondholders whatever the principal amount of the Bonds so held or represented unless the business of such meeting includes consideration of proposals, inter alia, (i) to modify the maturity of the Bonds or the due dates for any payment in respect of the Bonds, (ii) to modify the circumstances in which the Issuer or the Bondholders are entitled to redeem the Bonds pursuant to Condition 8(B), Condition 8(C) and Condition 8(E), (iii) to reduce or cancel the amount of principal, default interest, interest, premium (if any), the Equivalent Amount or Cash Settlement Amount payable in respect of the Bonds or changing the method of calculation of default interest and interest, (iv) to change the currency of denomination or payment of the Bonds, (v) to modify (except by a unilateral and unconditional reduction in the Conversion Price) or cancel the Conversion Rights or (vi) to modify the provisions concerning the quorum required at any meeting of the Bondholders or the majority required to pass an Extraordinary Resolution or sign a resolution in writing, in which case the necessary quorum for passing an Extraordinary Resolution will be two or more persons holding or representing not less than 66 per cent., or at any adjourned such meeting not less than 33 per cent., in aggregate principal amount of the Bonds for the time being outstanding. An Extraordinary Resolution passed at any meeting of Bondholders will be binding on all Bondholders, whether or not they were present at the meeting at which such resolution was passed. The Trust Deed provides that a written resolution signed by or on behalf of the holders of not less than 90 per cent. of the aggregate principal amount of Bonds for the time being outstanding or by way of electronic consent through the relevant clearing system(s) (in a form satisfactory to the Trustee) by or on behalf of holders of not less than 90 per cent. of the aggregate principal amount of the Bonds for the time being outstanding, shall in each case be as valid and effective as a duly passed Extraordinary Resolution.
(B)Modification and Waiver
The Trustee may (but shall not be obliged to) agree, without the consent of the Bondholders, to (i) any modification (except as mentioned in the Trust Deed) to, or the waiver or authorisation of any breach or proposed breach of, the Bonds, these Conditions, the Agency Agreement or the Trust Deed which is, in the Trustee’s opinion, not materially prejudicial to the interests of the Bondholders or (ii) any other modification to the Bonds, these Conditions, the Agency Agreement or the Trust Deed which, in the Trustee’s opinion, is of a formal, minor or technical nature or to correct a manifest error or an error which is, in the opinion of the Trustee, proven. Any such modification, waiver or authorisation will be binding on the Bondholders and, unless the Trustee agrees otherwise, any such modification, waiver or authorisation will be notified by the Issuer to the Bondholders as soon as practicable thereafter in accordance with Condition 17.
(C)Interests of Bondholders
In connection with the exercise of its functions, rights, powers and discretions (including but not limited to those in relation to any proposed modification, authorisation, waiver or substitution), the Trustee shall have regard to the interests of the Bondholders as a class and shall not have regard to the consequences of such exercise for individual Bondholders and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer or the Trustee, any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders except to the extent provided for in Condition 9 and/or any undertakings given in addition thereto or in substitution therefor pursuant to the Trust Deed.
(D)Certificates/Reports
Any certificate or report of any expert or other person called for by or provided to the Trustee (whether or not addressed to the Trustee) in accordance with or for the purposes of these Conditions or the Trust Deed may be relied upon by the Trustee as sufficient evidence of the facts therein (and shall, in absence of manifest error, be conclusive and binding on all parties) notwithstanding that such certificate or report and/or engagement letter or other document
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entered into by the Trustee, the Issuer and/or any other person in connection therewith contains a monetary or other limit on the liability of the relevant expert or person in respect thereof.
In the event of the passing of an Extraordinary Resolution in accordance with Condition 13(A) or a modification, waiver or authorisation in accordance with Condition 13(B), the Issuer will procure that the Bondholders be notified in accordance with Condition 17.
14.Replacement of Certificates
If any Certificate is mutilated, defaced, destroyed, stolen or lost, it may be replaced at the specified office of the Registrar or any Transfer Agent upon payment by the claimant of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity and/or security as the Issuer, the Registrar and/or such Transfer Agent may require. Mutilated or defaced Certificates must be surrendered before replacements will be issued.
15.Further Issues
The Issuer may from time to time, without the consent of the Bondholders, create and issue further bonds having the same terms and conditions as the Bonds in all respects (or in all respects except for the issue date, the issue price and the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the Bonds. The Issuer may from time to time create and issue other series of bonds having the benefit of the Trust Deed, provided that such supplemental documents are executed and further opinion are obtained as the Trustee may require, as further set out in the Trust Deed, and provided further that any such further bonds must be identified by a separate CUSIP or ISIN number or by no CUSIP or ISIN number if they are not fungible with other bonds we issue under the Trust Deed for purposes of U.S. federal income tax or federal securities laws.
16.Currency Indemnity
(A)Currency of Account and Payment
U.S. dollars (the “Contractual Currency”) is the sole currency of account and payment for all sums payable by the Issuer under or in connection with the Bonds and the Trust Deed, including damages.
(B)Extent of Discharge
An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise), by the Trustee or any Bondholder in respect of any sum expressed to be due to it from the Issuer will only discharge the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).
(C)Indemnity
If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under the Bonds or the Trust Deed, the Issuer will indemnify the recipient against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.
(D)Indemnity Separate
The indemnity in this Condition 16 constitutes a separate and independent obligation from the other obligations under the Bonds and the Trust Deed, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder and will continue in full force and effect despite any judgment, order,
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claim or proof for a liquidated amount in respect of any sum due under the Bonds and/or the Trust Deed or any other judgment or order.
17.Notices
All notices to Bondholders shall be validly given if mailed to them at their respective addresses in the Register maintained by the Registrar and deemed to have been given on the seventh day after the date of mailing. The Issuer shall also ensure that notices are duly published in a manner that complies with the rules and regulations of any stock exchange or other relevant authority on which the Bonds are for the time being listed. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the first date on which publication is made.
18.Agents
The names of the initial Agents and their specified offices are set out below. The Issuer reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Agent and to appoint additional or other Agents. The Issuer will at all times maintain (a) a Principal Agent, and (b) a Registrar which will maintain the Register outside Hong Kong and the United Kingdom. Notice of any such termination or appointment, of any changes in the specified offices of any Agent and of any change in the identity of the Registrar or the Principal Agent will be given promptly by the Issuer to the Bondholders and in any event not less than 14 days’ notice will be given.
19.Indemnification of the Trustee
The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking proceedings to enforce repayment unless indemnified and/or secured and/or prefunded to its satisfaction. The Trustee is entitled to enter into business transactions with the Issuer and any entity related (directly or indirectly) to the Issuer without accounting for any profit.
None of the Trustee or any of the Agents shall be responsible or liable for the performance by the Issuer and any other person appointed by the Issuer in relation to the Bonds of the duties and obligations on their part expressed in respect of the same and, unless it has express written notice from the Issuer to the contrary, the Trustee and each Agent shall assume that the same are being duly performed. None of the Trustee or any Agent shall be liable to any Bondholder or any other person for any action taken by the Trustee or such Agent in accordance with the instructions of the Bondholders. The Trustee shall be entitled to rely on any direction, request or resolution of Bondholders given by holders of the requisite principal amount of Bonds outstanding or passed at a meeting of Bondholders convened and held in accordance with the Trust Deed. Whenever the Trustee is required or entitled by the terms of the Trust Deed, the Agency Agreement or these Conditions to exercise any discretion or power, take any action, make any decision or give any direction, the Trustee is entitled, prior to its exercising any such discretion or power, taking any such action, making any such decision, or giving any such direction, to seek directions or clarifications from the Bondholders by way of an Extraordinary Resolution, and the Trustee is not responsible or liable for any loss or liability incurred by any person as a result of any delay in it exercising such discretion or power, taking such action, making such decision, or giving such direction where the Trustee is seeking such directions or clarifications or if no such directions or clarifications are received. The Trustee shall not be under any obligation to monitor compliance with the Trust Deed, the Agency Agreement or these Conditions.
The Trustee may rely without liability to Bondholders on any report, confirmation or certificate or any advice or opinion of or from any legal advisers, accountants, financial advisers, financial institution or any other expert, whether or not addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or any other person or in any other manner) by reference to a monetary cap, methodology or otherwise. The Trustee may accept and shall be entitled to rely on any such report, confirmation, certificate, advice or opinion and, in such event, such report, confirmation, certificate, advice or opinion shall be binding on the Issuer and the Bondholders.
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20.Contracts (Rights of Third Parties) Act 1999
Without prejudice to the rights of the Bondholders pursuant to Condition 12, no person shall have any right to enforce any term or condition of the Bonds or any provision of the Trust Deed under the Contracts (Rights of Third Parties) Act 1999 except to the extent expressly provided for.
21.Governing Law and Submission to Jurisdiction
(A)Governing Law
The Bonds, the Trust Deed and the Agency Agreement and any non-contractual obligations arising out of or in connection with them are governed by, and shall be construed in accordance with, English law.
(B)Jurisdiction
The courts of Hong Kong are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Bonds and accordingly any legal action or proceedings arising out of or in connection with the Bonds and/or the Trust Deed (“Proceedings”) may be brought in such courts. Pursuant to the Trust Deed, the Issuer has irrevocably submitted to the jurisdiction of such courts.
(C)Agent for Service of Process
Pursuant to the Trust Deed, the Issuer has irrevocably appointed an agent in Hong Kong to receive service of process in any Proceedings in Hong Kong based on any of the Bonds or the Trust Deed. If for any reason the Issuer shall cease to have a process agent in Hong Kong, the Issuer shall promptly notify the Trustee and irrevocably agrees to appoint a substitute process agent in Hong Kong and to notify the Trustee of the acceptance by such substitute process agent of its appointment. Nothing herein or in the Trust Deed shall affect the right to serve process in any other manner permitted by law.
(D)Waiver of Immunity
The Issuer has waived any right to claim sovereign or other immunity from jurisdiction or execution and any similar defence, and has irrevocably consented to the giving of any relief or the issue of any process, including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment made or given in connection with any Proceedings.

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PRINCIPAL PAYING AGENT, PRINCIPAL CONVERSION AGENT, TRANSFER AGENT AND REGISTRAR

Deutsche Bank Trust Company Americas
Trust and Agency Services
1 Columbus Circle, 17th Floor
Mail Stop: NYC01-1710
New York, NY 10019
USA

and/or such other or further Principal Paying Agent, Principal Conversion Agent and other Paying Agents, Conversion Agents Registrar and Transfer Agents and/or specified offices as may from time to time be appointed by the Issuer with the approval of the Trustee and notice of which has been given to the Bondholders.

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Schedule 3
REGISTER AND TRANSFER OF BONDS
1.The Issuer shall at all times ensure that the Registrar maintains outside the United Kingdom, or at such other place as the Trustee may agree, a register showing the amount of the Bonds from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Bonds. The Trustee and the holders of the Bonds or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the register and take copies of or extracts from it. The register may be closed by the Issuer for such periods at such times (not exceeding in total 30 days in any one year) as it may think fit.
2.Each Bond shall have an identifying serial number which shall be entered on the register.
3.The Bonds are transferable by execution of the form of transfer endorsed thereon under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing.
4.The Bonds to be transferred must be delivered for registration to the specified office of the Registrar or any Transfer Agent with the form of transfer endorsed thereon duly completed and executed and must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Bonds and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so.
5.The executors or administrators of a deceased holder of Bonds (not being one of several joint holders) and in the case of the death of one or more of several joint holders the survivor or survivors of such joint holders shall be the only person or persons recognised by the Issuer as having any title to such Bonds.
6.Any person becoming entitled to Bonds in consequence of the death or bankruptcy of the holder of such Bonds may upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Issuer shall require be registered himself as the holder of such Bonds or, subject to the preceding paragraphs as to transfer, may transfer such Bonds. The Issuer shall be at liberty to retain any amount payable upon the Bonds to which any person is so entitled until such person shall be registered as aforesaid or shall duly transfer the Bonds.
7.Unless otherwise requested by him, the holder of Bonds shall be entitled to receive only one Certificate in respect of his entire holding.
8.The joint holders of Bonds shall be entitled to one Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the register of the holders of Bonds in respect of such joint holding.
9.Where a holder of Bonds has transferred part only of his holding there shall be delivered to him without charge a Certificate in respect of the balance of such holding.
10.The Issuer shall make no charge to the Bondholders for the registration of any holding of Bonds or any transfer thereof or for the issue thereof or for the delivery thereof at the specified office of the Registrar or any Transfer Agent or by post to the address specified by the Bondholder. If any Bondholder entitled to receive a Certificate wishes to have the same delivered to him otherwise than at the specified office of the Registrar or any Transfer Agent, such delivery shall be made, upon his written request to the Registrar or such Transfer Agent, at his risk and (except where sent by post to the address specified by the Bondholder) at his expense.
11.The holder of a Bond may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Bond notwithstanding
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any notice any person may have of the right, title, interest or claim of any other person thereto. The Issuer and the Trustee shall not be bound to see to the execution of any trust to which any Bond may be subject and no notice of any trust shall be entered on the register. The holder of a Bond will be recognised by the Issuer as entitled to his Bond free from any equity, set-off or counterclaim on the part of the Issuer against the original or any intermediate holder of such Bond.

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Schedule 4
PROVISIONS FOR MEETINGS OF THE HOLDERS
Interpretation
1In this Schedule:
1.1references to a meeting are to a meeting of Bondholders and include, unless the context otherwise requires, any adjournment;
1.2“agent” means a proxy or a representative;
1.3“Electronic Consent” has the meaning set out in paragraph 22.1;
1.4“Extraordinary Resolution” means a resolution passed (a) at a meeting duly convened and held in accordance with this Trust Deed by a majority consisting of at least 66 per cent. of the votes cast, (b) by a Written Resolution or (c) by an Electronic Consent;
1.5“Written Resolution” has the meaning set out in paragraph 22; and
1.6references to persons representing a proportion of the Bonds are to Bondholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Bonds for the time being outstanding.
Appointment of Proxy or Representative
2A proxy or representative may be appointed in the following circumstances:
2.1A holder of Bonds may, by an instrument in writing in the English language (a “form of proxy”) in the form available from the specified office of any Agent signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar or the Transfer Agent not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a “proxy”) to act on his or its behalf in connection with any meeting of the Bondholders and any adjourned such meeting.
2.2Any holder of Bonds which is a corporation may, by delivering to any Agent not later than 48 hours before the time fixed for any meeting a resolution of its directors or other governing body in English, authorise any person to act as its representative (a “representative”) in connection with any meeting of the Bondholders and any adjourned such meeting.
2.3If the holder of a Bond is DTC, a nominee of DTC, an Alternative Clearing System or a nominee of an Alternative Clearing System and the rules or procedures of DTC or such Alternative Clearing System so require, such nominee, DTC or Alternative Clearing System may appoint proxies in accordance with, and in the form used, by DTC or such Alternative Clearing System as part of its usual procedures from time to time in relation to meetings of Bondholders. Any proxy so appointed may, by an instrument in writing in the English language in the form available from the specified office of the Registrar, or in such other form as may have been approved by the Trustee at least seven days before the date fixed for a meeting, signed by the proxy or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the Registrar not later than 48 hours before the time fixed for any meeting, appoint the Principal Agent or any employee of it nominated by it (the “sub-proxy”) to act on his or its behalf in connection with any meeting or proposed meeting of Bondholders. All references to “proxy” or “proxies” in this Schedule other than in this sub-paragraph 2.3 shall be read so as to include references to “sub-proxy” or “sub-proxies”.
2.4For so long as the Bonds are eligible for settlement through DTC’s or an Alternative Clearing System’s book-entry settlement system and the rules or procedures of DTC or such Alternative Clearing System so require, the Issuer may fix a record date for the

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purpose of any meeting, provided such record date is no more than 10 days prior to the date fixed for such meeting which shall be specified in the notice convening the meeting.
2.5Any proxy appointed pursuant to sub-paragraphs 2.1 or 2.3 above or representative appointed pursuant to sub-paragraph 2.2 above shall, so long as such appointment remains in full force, be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Bondholders, to be the holder of the Bonds to which such appointment relates and the holder of the Bonds shall be deemed for such purposes not to be the holder or owner, respectively.
Powers of Meetings
3A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:
1.1to sanction any proposal by the Issuer or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders against the Issuer, whether or not those rights arise under this Trust Deed or the Bonds;
1.2to sanction the exchange or substitution for the Bonds of, or the conversion of the Bonds into, shares, bonds or other obligations or securities of the Issuer or any other entity;
1.3to assent to any modification of this Trust Deed, the Agency Agreement or the Bonds proposed by the Issuer or the Trustee;
1.4to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution;
1.5to give any authority, direction or sanction required to be given by Extraordinary Resolution;
1.6to appoint any persons (whether Bondholders or not) as a committee or committees to represent the Bondholders’ interests and to confer on them any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;
1.7to approve a proposed new Trustee and to remove a Trustee;
1.8to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under the Bonds, the Agency Agreement and/or this Trust Deed;
1.9to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Bonds, provided that the special quorum provisions in paragraph 10 shall apply to any Extraordinary Resolution (a “special quorum resolution”) for the purpose of making a modification to this Trust Deed or the Bonds which would have the effect of:
i.modifying the maturity of the Bonds or the due dates for any payment in respect of the Bonds; or
ii.modifying the circumstances in which the Issuer or Bondholders are entitled to redeem the Bonds pursuant to Conditions 8(B), 8(C) or 8(E); or
iii.reducing or cancelling the amount of principal, default interest, interest, premium (if any), the Equivalent Amount or the Cash Settlement Amount payable in respect of the Bonds or changing the method of calculation of default interest and interest; or
iv.changing the currency of denomination or payment of the Bonds; or
v.modifying (except by a unilateral and unconditional reduction in the Conversion Price) or cancelling the Conversion Rights; or
vi.modifying the provisions concerning the quorum required at any meeting of the Bondholders or the majority required to pass an Extraordinary Resolution or sign a resolution in writing.

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Convening a Meeting
4The Issuer or the Trustee may at any time convene a meeting. If the Trustee receives a written request by Bondholders holding not less than 10 per cent. in aggregate principal amount of the Bonds for the time being outstanding and is indemnified and/or secured and/or pre-funded to its satisfaction against any costs and expenses, the Trustee shall convene a meeting. Every meeting shall be held at a time and place (which need not be a physical place and instead may be by way of a teleconference or videoconference call) approved by the Trustee.
A meeting that has been validly convened in accordance with the immediately preceding paragraph may be cancelled by the person who convened such meeting by giving at least 7 days’ notice (exclusive of the date on which the notice is given and of the day of the meeting) to the Bondholders (with a copy to the Trustee where such meeting was convened by the Issuer or to the Issuer where such meeting was convened by the Trustee). Any meeting cancelled in accordance with this paragraph 4 shall be deemed not to have been convened.
5At least 21 days’ notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Bondholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and, unless the Trustee otherwise agrees, the nature of the resolutions to be proposed and shall explain how Bondholders may appoint proxies or representatives and the details of the time limits applicable.
Chairman
6The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes from the time fixed for the meeting, the Bondholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman.
7The chairman may, but need not, be a Bondholder or an agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.
Attendance
8The following may attend and speak at a meeting:
8.1Bondholders and agents;
8.2the chairman; and
8.3the Issuer and the Trustee (through their respective representatives) and their respective financial and legal advisers.
No-one else may attend or speak.
Quorum and Adjournment
9No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Bondholders or if the Issuer and the Trustee agree, be dissolved. In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.
10Two or more Bondholders or agents present in person shall be a quorum:

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10.1in the cases marked “No minimum proportion” in the table below, whatever the proportion of the Bonds which they represent; and
10.2in any other case, only if they represent the proportion of the Bonds shown by the table below.

Column 1	Column 2	Column 3
Purpose of meeting	Any meeting except one referred to in column 3	Meeting previously adjourned through want of a quorum
	Required proportion	Required proportion
To pass a special quorum resolution	Not less than 66 per cent.	Not less than 33 per cent.
To pass any other Extraordinary Resolution	More than 50 per cent.	No minimum proportion
Any other purpose	10 per cent. or more	No minimum proportion

11The holder of a Global Certificate shall (unless such Global Certificate represents only one Bond) be treated as two persons for the purposes of any quorum requirements of a meeting of Bondholders.
12The chairman may, with the consent of (and shall if directed by) a meeting, adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph 12 or paragraph 9.
13At least 10 days’ notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.
Voting
14Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by any of the chairman, the Issuer, the Trustee or one or more persons representing not less than 2 per cent. of the Bonds.
15Unless a poll is demanded, a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.
16If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

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17A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.
18On a show of hands, every person who is present in person and who produces a Bond or is a proxy has one vote. On a poll, every such person has one vote for US$1,000 in principal amount of Bonds so produced or for which he is a proxy or representative. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.
19In case of equality of votes, the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.
Effect and Publication of an Extraordinary Resolution
20An Extraordinary Resolution shall be binding on all the Bondholders, whether or not present at the meeting, and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to Bondholders within 14 days but failure to do so shall not invalidate such resolution.
Minutes
21Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved, every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.
Written Resolutions and Electronic Consent
22Subject to the following sentence, a written resolution signed by the holders of not less than 90 per cent. of the aggregate principal amount of the Bonds for the time being outstanding (“Written Resolution”) may be contained in one document or in several documents in like form, each signed by or on behalf of one or more of the Bondholders.
For so long as the Bonds are in the form of Global Certificates registered in the name of any nominee for The Depository Trust Company or an Alternative Clearing System (the “relevant clearing system(s)”), then, in respect of any resolution proposed by the Issuer or the Trustee:
22.1where the terms of the proposed resolution have been notified to the Bondholders through the relevant clearing system(s), each of the Issuer and the Trustee shall be entitled to rely upon approval of such resolution proposed by the Issuer or the Trustee (as the case may be) given by way of electronic consents communicated through the electronic communications systems of the relevant clearing system(s) in accordance with their operating rules and procedures by or on behalf of the holders of not less than 90 per cent. of the aggregate principal amount of the Bonds for the time being outstanding (“Electronic Consent”). None of the Issuer or the Trustee shall be liable or responsible to anyone for such reliance; and
(a)    When a proposal for a resolution to be passed as an Electronic Consent has been made, at least 10 days’ notice (exclusive of the day on which the notice is given and of the day on which affirmative consents will be counted) shall be given to the Bondholders through the relevant clearing system(s). The notice shall specify, in sufficient detail to enable Bondholders to give their consents in relation to the proposed resolution, the method by which their consents may be given (including, where applicable, blocking of their accounts in the relevant clearing system(s)) and the time and date (the “Relevant Date”) by which they must be received in order for such consents to be validly given, in each case subject to and in accordance with the operating rules and procedures of the relevant clearing system(s).

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(b)    If, on the Relevant Date on which the consents in respect of an Electronic Consent are first counted, such consents do not represent the required proportion, the resolution shall, if the party proposing such resolution (the “Proposer”) so determines, be deemed to be defeated. Such determination shall be notified in writing to the other party or parties to the Trust Deed. Alternatively, the Proposer may give a further notice to Bondholders that the resolution will be proposed again on such date and for such period as shall be agreed with the Trustee (unless the Trustee is the Proposer). Such notice must inform Bondholders that insufficient consents were received in relation to the original resolution and the information specified in sub-paragraph (a) above. For the purpose of such further notice, references to “Relevant Date” shall be construed accordingly.
For the avoidance of doubt, an Electronic Consent may only be used in relation to a resolution proposed by the Issuer or the Trustee which is not then the subject of a meeting that has been validly convened in accordance with paragraph 4, unless that meeting is or shall be cancelled or dissolved; and
22.2where Electronic Consent is not being sought, for the purpose of determining whether a Written Resolution has been validly passed, the Issuer and the Trustee shall be entitled to rely on consent or instructions given in writing directly to the Issuer and/or the Trustee, as the case may be, (a) by accountholders in the clearing system(s) with entitlements to such Global Certificates and communicated through the electronic communications systems of the relevant clearing system(s) and/or (b) where the accountholders hold any such entitlement on behalf of another person, on written consent from or written instruction by the person identified by the relevant accountholder as the person for whom such entitlement is held. For the purpose of establishing the entitlement to give any such consent or instruction, the Issuer and the Trustee shall be entitled to rely on any certificate or other document issued by, in the case of (a) above, the relevant clearing system and, in the case of (b) above, the relevant clearing system and the accountholder identified by the relevant clearing system for the purposes of (b) above. Any resolution passed in such manner shall be binding on all Bondholders, even if the relevant consent or instruction proves to be defective. Any such certificate or other document shall, in the absence of manifest error, be conclusive and binding for all purposes. Any such certificate or other document may comprise any form of statement or print out of electronic records provided by the relevant clearing system in accordance with its usual procedures and in which the accountholder of a particular principal amount of the Bonds is clearly identified together with the amount of such holding. None of the Issuer and the Trustee shall be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by any such person and subsequently found to be forged or not authentic.
A Written Resolution and/or Electronic Consent shall take effect as an Extraordinary Resolution. A Written Resolution and/or Electronic Consent will be binding on all Bondholders, whether or not they participated in such Written Resolution and/or Electronic Consent.
Trustee’s Power to Prescribe Regulations
23Subject to all other provisions in this Trust Deed, the Trustee may, with the giving of notice to the Issuer but without the consent of the Bondholders or any other person, prescribe such further regulations regarding the holding of meetings and attendance and voting at them as it in its sole discretion determines including (without limitation) such requirements as the Trustee thinks appropriate to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and to satisfy itself that persons who purport to attend or vote at a meeting (including any meeting held by teleconference or videoconference call) or to sign a Written Resolution or to provide an Electronic Consent are entitled to do so.
Meetings held via teleconference or videoconference

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24If a meeting is held by teleconference or videoconference call, the following procedures shall apply (subject to any changes required by or any further regulations prescribed by the Trustee in accordance with paragraph 23):
(i)a video and/or teleconference facility shall be set up;
(ii)the chairperson (or its delegate) shall, in advance of the meeting, e-mail each eligible person notifying them that the meeting will be held by teleconference or videoconference and request a copy of their identification document (which may be redacted). The chairperson (or its delegate) shall verify such details against details submitted through The Depository Trust Company or, if applicable, the Alternative Clearing System which shall be provided to the chairperson (or its delegate) in advance of the meeting. The chairperson shall not be responsible for the accuracy, sufficiency or completeness of the information or records provided to the chairperson for verification purposes;
(iii)the video and/or teleconference details will be sent to each eligible person and other attendees prior to the meeting;
(iv)the chairperson (or its delegate) shall conduct a roll call;
(v)each eligible person shall speak and confirm how they wish to vote (provided that with respect to a videoconference, each eligible person shall vote by a show of hands pursuant to paragraph 14);
(vi)the chairperson (or its delegate) shall repeat and confirm each instruction to vote with each eligible person; and
(vii)the chairperson shall declare the results of the vote.

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Schedule 5
FORM OF AUTHORISED SIGNATORIES CERTIFICATE
Wynn Macau, Limited
(the Issuer)
US$600,000,000
4.50 per cent. Convertible Bonds due 2029
convertible into ordinary shares of Wynn Macau, Limited
[Date]
To:     Principal Paying Agent (attention: [  ])
Dear Sirs
COMPLIANCE CERTIFICATE RELATING TO THE BONDS
This certificate is delivered pursuant to Clause 15(g) of the Trust Deed dated March 7, 2023 relating to the Bonds and made between Wynn Macau, Limited (the Issuer) and DB Trustees (Hong Kong) Limited (the Trustee). All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) shall have the same meanings herein.
We hereby certify that, having made all reasonable enquiries, to the best of the knowledge, information and belief of the Issuer as at [date]1 (the Certification Date), (A) no Event of Default or Potential Event of Default (as defined in the Trust Deed) had occurred since the certification date of the last such certificate (or if none, the date of the Trust Deed)2, (B) the Issuer has complied with its obligations under the Trust Deed, the Agency Agreement and the Bonds.

1 Such date should not be more than five days before the date of the certificate.
2 If such an event had occurred, give details of it.
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By:
Wynn Macau, Limited

__________________
Name:
Authorised Signatory

SIGNATORIES
EXECUTED as a deed    )
by WYNN MACAU, LIMITED    )
s/ Craig Jeffrey Fullalove    )
acting under the authority    )
of that Company in the presence of:    )
Witness’s signature /s/ Cindy Ku
Name    Cindy Ku
Address    Wynn Palace
Occupation    Executive Assistant
[Signature Page to Trust Deed]

THE COMMON SEAL of DB TRUSTEES (HONG KONG) LIMITED

was hereunto affixed in the presence of:

/s/ Christina Nip
Authorised Signatory

/s/ WONG, Ching
Authorised Signatory

[Signature Page to Trust Deed]